UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2007

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Global Value

Global Research Growth

Short Duration Bond

Intermediate Duration Bond

Inflation Protected Securities

High-Yield

August 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 26, 2007

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2007. The tables on pages 27 — 39 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2007, compared to their respective benchmarks. Additional performance can be found on pages 40 — 43. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio — Russell 1000 Value Index; U.S. Large Cap Growth Portfolio — Russell 1000 Growth Index; Global Real Estate Investment Portfolio — Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Trusts (NAREIT) Global Real Estate (RE) Index; Global Research Growth Portfolio — Morgan Stanley Capital International (MSCI) World Index; Global Value Portfolio — MSCI World Index; International Value Portfolio — Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index; International Growth Portfolio — MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio — Russell 2500 Value Index; Small-Mid Cap Growth Portfolio — Russell 2500 Growth Index; Short Duration Bond Portfolio — Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio — Lehman Brothers (LB) U.S. Aggregate Index; Inflation Protected Securities Portfolio — LB 1-10 Year TIPS Index; High Yield Portfolio — LB High Yield Index (2% constrained).

U.S. Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio’s investment policies emphasize investment in companies that the Adviser’s Bernstein unit (“Bernstein”) determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Investment Results

For the 12-month period ended August 31, 2007, the Portfolio outperformed the benchmark, the Russell 1000 Value Index. Stock selection was positive across a number of sectors, with strong performance contribution from holdings in capital equipment, industrial resources and autos. This was partially offset by retail and mortgage-related holdings. Sector selection was a modest detractor from the Portfolio’s performance, with benefits from underweight positions in financials and consumer growth stocks offset by underweight positions in energy and utilities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

For the six-month period ended August 31, 2007, the Portfolio outperformed the benchmark, again the result of positive stock selection. The same positions in capital equipment, industrial resources and autos that benefited the Portfolio’s 12-month performance were positive contributors during the six-month period, as well. Also contributing positively to the Portfolio’s performance were holdings in telecommunications. Again, the Portfolio’s mortgage-related and retail holdings partially offset this performance. Sector selection was a modest detractor from the Portfolio’s performance, with benefits from underweight positions in the financials and housing-related sectors and an overweight position in consumer staples offset by an overweight position in consumer cyclicals and underweight positions in energy and utilities.

Market Review and Investment Strategy

The summer of 2007 saw heightened market anxiety, as the U.S. experienced further deterioration in the housing and mortgage-related markets, reflected in rising delinquency rates for U.S. subprime mortgages. Problems within these markets spread to the global credit markets, sparking greater sensitivity to risk. Despite the increased volatility and anxiety, U.S. equity markets recorded strong positive results for 12-month period ended August 31, 2007. And while value equities (as measured by the Russell 1000 Value Index) fell during June and July, they still posted positive gains for the six-month period ended

August 31, 2007. The sectors most exposed to global capital spending and economic growth (industrial resources, energy and capital equipment) were the strongest performers, while financials and housing-related stocks lagged.

The U.S. Value Investment Policy Group (the “Group”) continues to monitor the market volatility for new opportunities that may arise, and while valuation spreads widened modestly during the review period, they still remain compressed by historical standards, limiting the value opportunity as the Group measures it. The Group will continue to take advantage of investor overreaction to economic and industrial stresses, using its deep research capabilities to look actively for investment opportunities arising from the current market volatility. A central tenet of the investment process of the Group is to keep the Portfolio risk proportionate to the value opportunity that the Group identifies. Consequently, the Group continues to keep the Portfolio’s tracking error low versus the broad market and the benchmark. As always, the Group continues to tap the resources of its extensive research effort to uncover the value opportunities that do exist.

U.S. Large Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Investment Results

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period ended August 31, 2007, primarily due to unfavorable sector allocations. Overweighting the underperforming energy, health care and financials services sectors accounted for most of the Portfolio’s underperformance. Relative to the benchmark, strong stock selection in the producer durables, materials & processing, energy, auto & transportation, and utilities sectors offset the loss from adverse stock selection in the health care and financial services sectors.

For the six-month period ended August 31, 2007, the Portfolio outperformed its benchmark, entirely due to overall security selection. The Portfolio gained the most ground relative to the benchmark in the consumer discretionary sector, largely due to strong stock selection, although modestly underweighting this underperforming sector was also beneficial. In the materials & processing sector, the Portfolio surpassed the benchmark, entirely due to strong stock selection. Better stock selection in the energy and technology sectors was also additive. The Portfolio lost the most ground relative to the benchmark in the financial services sector, due to both unfavorable stock selection and overweighting this underperforming sector.

Market Review and Investment Strategy

For the 12-month period ended August 31, 2007, U.S. equity markets were up significantly, with the S&P 500 Stock Index gaining 15.13% as growth stocks outperformed value stocks with the Russell 1000 Growth Index up 17.70%. Meanwhile, the Russell 1000 Value Index gained only 12.85%. The markets were considerably higher at the end of May but sold off in June and July, as concerns about subprime mortgage defaults spread to the entire debt market.

As has been the case for some time, the Portfolio is more skewed toward the fastest-growing companies than the benchmark, and its growth profile remains aggressive. Based upon consensus earnings expectations, the Portfolio is projected to grow far faster than the Russell 1000 Growth Index, a pattern that has been even more pronounced than usual over the past few years. The U.S. Large Cap Growth Team (the “Team”) has taken this aggressive posture because the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

mismatch between growth expectations and valuation has been extreme over the past few years. Consequently, the Team has been able to invest in some of the fastest-growing companies at modest price premiums.

Global Real Estate Investment Portfolio Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts (called “REITs”) and other real-estate industry companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real-estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Global RE Index, for the 12-month period ended August 31, 2007. Security selection drove the

Portfolio’s return premium, and country exposures detracted from relative performance during this period.

Security selection was strong in Hong Kong, Canada and the U.S. In Hong Kong, the Portfolio’s investments in residential developers provided a positive contribution to relative performance. Residential property prices, volume and rents for both luxury and middle-market properties started to edge up in this region. Toward the end of the 12-month reporting period, there was a notable pick-up in transaction volume for apartments in the “Northwest New Territories,” which is at the bottom end of the Hong Kong housing pyramid. This robust market is the result of limited apartment supply across all segments of the market, and continued strong demand supported by economic growth and household formation. All segments of the Hong Kong residential market are performing well, investor confidence in economic conditions is improving and real interest rates have moved lower. In summary, Hong Kong residential markets currently enjoy solid fundamental support. Further, the Portfolio’s performance in Canada benefited from a major restructuring initiated by one of the Canadian holdings, and from one of the niche office positions in the U.S. (Niche office positions are those that have a unique specialty.)

The Portfolio modestly underperformed the benchmark for the six-month period ended August 31, 2007. Although security selection across countries and property sectors

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

contributed positively, the return premium generated was offset by country exposures that detracted from relative performance. The Portfolio’s underweight in Australian real-estate equities was the main driver of this negative performance. Also, some of the Portfolio’s niche office positions in Western Europe and the U.S. underperformed during the latter six months of the reporting period. Fears of a pronounced credit cycle and economic activity slowdown prompted investors to flee this segment of the property markets.

The Portfolio’s underweight position in Australia, an important detractor from relative performance, was driven by a rich valuation observed in property shares in this region. Here, low-property yields relative to the level of interest rates may slow future earnings growth as companies have difficulty in funding such growth. The Portfolio’s overweight position in Canada and Finland also detracted from performance. The Portfolio’s underweight in China stocks (traded in Hong Kong and part of the benchmark), was also driven by valuation concerns, and detracted from relative performance.

Security selection in Hong Kong, U.S. and Australia contributed meaningfully to performance during the six-month period. In Hong Kong, the Portfolio benefited from investments in developers with exposure to residential markets. Limited apartment launches, low inventory and strong demand provided fundamental support to investor optimism. In the U.S., the Portfolio benefited from holding a major hotel name that received an acquisition offer at a significant premium. In Canada and Australia, the Portfolio enjoyed strong stock selection in names exposed to the office markets.

In Japan, the Portfolio’s performance was mixed, with one of Japan’s key office names detracting from performance. The REIT Policy Group (the “Group”) believes that despite mixed near-term performance, fundamentals are positive for Japan developers, particularly those exposed to the Tokyo Central Business District. The majority of the portfolio holdings in Japan develop and own office properties in Tokyo’s “Five Wards,” the most important Central Business District area of the country. Fundamentals for Tokyo office properties have continued to improve during the year.

Market Review and Investment Strategy

Global real estate equities performed strongly in the 12-month period ended August 31, 2007. However, the first six months of the period drove the positive performance, and the most recent six months have been more challenging.

During the 12-month period, the Group observed additional improvements in real estate fundamentals across property sectors and regions. Until recently, the U.S. economy continued to expand and create jobs, and, as a consequence, U.S. office properties experienced strong space absorption and rent hikes. Private

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

equity activity continued in the U.S., with a particular focus on office properties. A well-publicized bidding war between a private equity company and a public REIT over the privatization of a very large office owner in early 2007 marked a peak in U.S. REIT performance for the 12-month period under review. Canadian real-estate markets experienced modest but steady improvement, with notable strength evident in regions exposed to the energy industry. U.K. office owners enjoyed strengthening fundamentals and rising rents during the 12-month reporting period, but retail may be facing difficult times ahead, as U.K. consumer spending appears to be losing steam, and some retail formats such as in-town shopping centers and bulky goods outlets have begun to show declining growth.

The Asian markets showed positive trends during the 12-month reporting period. In particular, Hong Kong experienced a recovery in property stocks, after a weak 2006 that was impacted by rising interest rates. Singapore property markets continued to show strength. Fundamentals are favorable for office and retail owners as well as residential developers. Office rent growth in this country continues to exceed consensus expectations from earlier in the period. After experiencing many years of high vacancies and rent declines, Japan’s office properties are showing strong, visible improvement.

During the six-month period ended August 31, 2007, commercial real estate markets in North America and

Western Europe experienced severe volatility and negative total returns. The FTSE EPRA/NAREIT Global RE Index also posted a negative total return during this period. Anxiety was severe as real estate investors tried to reprice risk in a market where credit markets had constricted. Real estate has always benefited from liquid debt markets, and cheap and plentiful debt contributed to the real-estate bonanza of recent years. Ongoing credit issues have harshly impacted North America’s mortgage securitization activity, creating medium-term uncertainty for this region. Sentiment recovered towards the end of the 12-month period, as central banks provided liquidity to the financial markets. With fundamentals still solid, the ongoing debate for real estate has become how to price risk in an environment where the cost of debt is uncertain. Also during this period, investors in Japan were negative towards real estate as global liquidity dried up, the local economy slowed and local political uncertainty depressed the Japanese stock market.

The Group’s strategy focuses on selecting companies with an attractive cash flow valuation, strong balance sheet, and capable management. During this reporting period the Group maintained an overweight in Canadian property stocks due to their attractive valuation and stable fundamentals; it underweighted U.S. property stocks due to their valuation. The Group also maintained an overweight in Hong Kong and France as it found attractively priced companies in these countries.

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S. companies. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Investment Results

The Portfolio outperformed its benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended August 31, 2007.

Overweight positions in the industrial commodities and capital equipment sectors added to Portfolio performance, as did an underweight in the medical sector during the 12-month period. Security selection within industrial commodities, transportation and energy stocks also contributed to performance during this period, while stock selection in capital equipment and medical stocks dampened Portfolio performance.

For the six-month period ended August 31, 2007, overweight positions in the industrial commodities and energy sectors contributed to Portfolio performance, as did underweight positions in the construction &

housing and consumer cyclical sectors. Security selection in industrial commodities, utilities and transportation stocks further solidified performance.

For both the six- and 12-month periods, an overweight position in the finance sector and stock picks within this sector detracted the most from Portfolio returns.

Market Review and Investment Strategy

International equity markets extended their rally at the end of 2006 amid a supportive economic outlook, robust corporate earnings and booming merger and acquisition (M&A) activity. Dollar-based returns were amplified by the appreciation of most other major currencies against the U.S. dollar. However, during the beginning of 2007, markets took investors for a bumpy ride. A sell-off in Chinese equities and anxiety about rising defaults on U.S. subprime mortgages sent the markets around the world plunging in late February.

By June, stocks were weighed down by warnings of increased U.S. inflation by Fed officials and continued subprime mortgage market concerns. And in August, the international equity markets were flat, as measured by the MSCI World Index in U.S. dollar terms. As previous subprime mortgage concerns spilled further into credit markets and other asset classes, volatility in equities rose. A contraction in investor risk appetite and international liquidity, however, prompted several central banks to inject additional funds into their respective banking systems.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

In addition, on August 17, 2007, the Fed cut its discount rate by 0.5% to encourage banks to borrow from the Fed (it left the target federal funds rate, the rate banks may borrow between themselves, unchanged). Following this announcement, equities recovered most of their losses for the month.

The International Value Investment Policy Group (“the Group”) continues to believe that international equity markets are reasonably valued and that these valuations are supported by the prospect of continued — if more moderate — economic and profit growth. The Group believes overall value opportunity appears to be lower than average, but fundamental research continues to uncover interesting value investments on a stock-by-stock basis, resulting in portfolios that are attractively priced and have a profitability in line with that of the market.

International Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio’s investments include companies that are established as a result of privatizations of state enterprises.

Investment Results

The Portfolio underperformed its benchmark, the MSCI EAFE Growth Index, for the six- and 12-month periods ended August 31, 2007. Financials were the largest detractor from Portfolio performance as U.S. subprime mortgage issues negatively affected the overall credit environment. The Portfolio’s overweight in the financials sector and stock selection in capital markets-related companies detracted most from performance, despite solid fundamentals. For the six-month period ended August 31, 2007, the Portfolio’s Japanese financial holding continued to underperform and was sold as Japan’s political, economic and market environments remained challenging. Meanwhile, despite similar underperformance, an asset management company in the U.K. was kept in the Portfolio, given the lack of change in fundamentals.

On the positive side, stock selection in the industrials, health care and telecom areas contributed to Portfolio performance for the 12-month period. A top-industrials performer for both the six- and 12-month periods continued to benefit from improving margins in the DPF (diesel particulate filter) business: a device designed to remove soot from the exhaust gas of a

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

diesel engine. One of the Portfolio’s holdings in health care outperformed, benefiting from cost savings, and a portfolio of stable growers are expected to drive near-term earnings growth. The best telecom contributor to Portfolio performance remains in its Mexico and Brazil locations, where growth and margin improvements take the spotlight over the company’s Mexican operations.

Market Review and Investment Strategy

Global GDP (gross domestic product) growth, which once was firmly tied to trends in the U.S., has decoupled recently as expanding activity in Europe and emerging markets dilute the influence of the world’s largest economy. Infrastructure and corporate capital spending, particularly in emerging countries, have been increasingly driving global economic growth, and companies in the developed world have benefited as growing international sales have helped offset sluggishness in some domestic markets. With respect to capital spending annual growth in developed countries from 2003-2006, growth was 3.5% versus a whopping 16.5% in emerging countries.

In this vein, materials and industrials have outperformed for both the six- and 12-month periods. The International Growth Team (the “Team”) continued to find dynamic gap (positive differences in the Team’s view versus consensus) opportunities in these sectors as well as in telecom and financials. The Team also regards the year-to-date performance of the growth index as an early indication that the value bias confronting growth managers over the past seven years is diminishing, particularly as valuations between fast-growing and slow-growing companies remain tightly compressed. As a consequence, the Team has paid relatively low premiums for those companies that are deemed most likely to outgrow consensus expectations. Today, the Portfolio remains positioned in companies which the Team believes may exhibit sustainable positive relative earnings and price momentum.

Small-Mid Cap Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, during both the six- and 12-month periods ended August 31, 2007. During both periods, the outperformance was driven by strong contributions from both stock and sector selection. Stock selection was broadly positive over both periods, but was most prominent in industrial resources and financials specifically. The Portfolio’s industrial resource holdings benefited from strong performance within its steel and chemicals holdings, while its financial holdings benefited from an underweighted exposure to housing-related financials and real estate investment trusts (REITs).

The Portfolio’s consumer cyclical holdings were a modest detractor from performance during the six- and 12-month periods, as some of its holdings were pressured by investor fears over a slowdown in consumer spending.

Sector selection was also a strong contributor to outperformance during both the six- and 12-month periods. The Portfolio’s overweighted position in capital equipment stocks was the largest part of this contribution, while its underweight in financials was also a strong benefit to performance. An underweighted position in energy was a modest detractor during both periods.

Market Review and Investment Strategy

The trailing 12-month period has seen significant changes in the markets for smaller cap stocks. The closing months of 2006 saw the tail end of the dramatic escalation of investor complacency driven by a multi-year small cap profit recovery. This complacency manifested itself in the form of a strong appetite for risk and a sizable rally in the shares of smaller, riskier companies. In 2007, however, the Small Mid-Cap Value Investment Policy Group (the “Group”) has seen an emerging reversal. The catalysts for this are many, but are principally related to the sharp slowdown in earnings growth witnessed in smaller caps, both in an absolute sense and relative to larger cap stocks. Faced with these declining earnings expectations for the sector, investors have somewhat adjusted their sentiment for the smaller, riskier names and focused on companies at the larger end of the small cap market with higher-quality earnings.

The Group’s investment process has uncovered these complacency-related distortions over the past several years, and has increasingly found that the most attractively valued stocks resided at the upper end of its targeted market cap range. Furthermore, because investors had shunned quality in favor of risk in the sector, many of these larger, more attractive stocks have compelling profitability and quality. Accordingly, the Portfolio has increasingly taken on characteristics that make it larger and of higher quality than its value benchmark, yet more attractively valued. The slowdown in small cap sector earnings has been a sizable benefit to performance as the companies held by the Portfolio have shown greater resiliency in earnings

10	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

than the market, and have benefited as investors realized this and have begun to focus on the types of stocks held.

Small-Mid Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small and mid-cap companies. Because the Portfolio’s definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

During the 12-month period ended August 31, 2007, the Portfolio outperformed its benchmark, the Russell 2500 Growth Index by a wide margin. Relative results were positively impacted by the Portfolio’s sizable exposure to faster-growing companies with strong earnings momentum — a segment of the market that led the overall benchmark. Stock selection was positive for the 12-month period, as strong picks in consumer/commercial services, health care, energy and industrials more than offset disappointing stock selection in technology.

Sector allocation was a minor positive contributor to the Portfolio: the benefit from underweighting the poor-performing financial sector and overweighting the strong-performing consumer/commercial services sector overwhelmed the negative impact from the overweight to the poor-performing energy sector and underweight to the strong-performing industrials sector.

The Portfolio outperformed the benchmark amidst a turbulent market during the six-month period ended August 31, 2007. Stock selection, which was strong throughout the period, benefited from a market which rewarded companies exhibiting favorable growth characteristics. By sector, stock selection was a positive contributor to performance in consumer/commercial services, health care, energy, finance and technology. Strong picks in these sectors far outweighed underperformance in the industrials sector. Favorable sector allocation also contributed to relative Portfolio returns: the benefit from overweighting the strong-performing energy sector and underweighting the poor-performing financial sector offset the negative impact from underweighting the strong-performing industrial sector.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Market Review and Investment Strategy

Despite a continuing correction in the U.S. housing market and a sluggish start to the year for the domestic economy, U.S. stock markets moved solidly higher over the 12-month period ended August 31, 2007. In terms of style bias, value outperformed at the beginning of the period but growth has outperformed since the fourth quarter of 2006. Importantly, companies with the strongest earnings revisions and positive earnings surprises — traditional hallmarks of successful growth investments — outperformed the market in the small-mid cap realm for most of the last year.

Sector allocations within the Portfolio changed modestly during the 12-month period, as the Small Cap Growth Investment Team (the “Team”) decreased the overweight to consumer/commercial services. Proceeds were used to decrease the underweight to the health care sector. The Portfolio’s largest overweights as of August 31, 2007, were in the commercial services, energy and technology sectors; the largest underweights remained in industrials and financials. Consistent with the Team’s discipline, investments throughout the 12-month reporting period emphasized companies it believes can deliver surprisingly strong earnings growth results and favorable earnings estimate revisions.

Global Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio’s investment policies emphasize investment in companies that are determined by the Adviser to be undervalued, using the Bernstein fundamental value approach.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the 12-month period ended August 31, 2007, and underperformed its benchmark for the six-month period ended August 31, 2007.

On a sector level, an overweight in the industrial commodities sector helped the Portfolio’s performance, as did an underweight in the medical sector for both the six- and 12-month periods. In both periods, an overweight in the finance sector and an underweight in the technology/electronics sector detracted from performance.

On a security level, stock selection within the industrial commodities, transportation and consumer staples sectors enhanced Portfolio performance for both the six- and 12-month periods.

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Market Review and Investment Strategy

Global equity markets extended their rally at the end of 2006 amid a supportive economic outlook, robust corporate earnings and booming M&A activity. Dollar-based returns were amplified by the appreciation of most other major currencies against the U.S. dollar. However, during the beginning of 2007, markets took investors for a bumpy ride. A sell-off in Chinese equities and anxiety about rising defaults on U.S. subprime mortgages sent the markets around the world plunging in late February.

By June, stocks were weighed down by warnings of increased U.S. inflation by Fed officials and continued subprime mortgage market concerns. And in August, the global equity markets were flat, as measured by the MSCI World Index in U.S. dollar terms. As previous subprime mortgage concerns spilled further into credit markets and other asset classes, volatility in equities rose. A contraction in investor risk appetite and global liquidity, however, prompted several central banks to inject additional funds into their respective banking systems. In addition, on August 17, 2007, the Fed cut its discount rate by 0.5% to encourage banks to borrow from the Fed (it left the target federal funds rate, the rate banks may borrow between themselves, unchanged). Following this announcement, equities recovered most of their losses for the month.

The Global Value Investment Policy Group (“the Group”) continued to believe that global equity markets are reasonably valued and that these valu-

ations are supported by the prospect of continued — if more moderate — economic and profit growth. The Group believes that overall value opportunity appears to be lower than average, but fundamental research continues to uncover interesting value investments on a stock-by-stock basis, resulting in portfolios that have been attractively priced and potentially have a profitability in line with that of the market.

Global Research Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser’s Global Research Growth Portfolio Oversight Group (the “Group”), in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio’s assets are invested and the percentage allocation into each sector. The Adviser allocates the Portfolio’s investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

companies representing the research sector head groups’ top picks for their respective sectors. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.

Investment Results

The Portfolio underperformed its benchmark, the MSCI World Index, during the 12-month period ended August 31, 2007. Strong security selection was not enough to offset unfavorable sector selection. Stock selection in a majority of sectors made a relative positive contribution to performance with health care, materials and telecommunication services making the most significant contributions. Security selection in the financials and consumer discretionary sectors detracted from relative performance.

The Portfolio’s overweight position in the health care and finance sectors had a negative impact on relative performance. An underweight position in the telecommunication services sector was also a drag on relative performance.

An overweight position in the information technology sector was a modest contributor to relative Portfolio performance.

On a country level, an overweight position in China made the most notable contribution to relative performance, while an underweight position in Germany contributed negatively to relative performance. Security selection within the United States detracted from the relative positive contribution from security selection within the United Kingdom, Brazil and China.

The Portfolio also underperformed its benchmark during the six-month period ended August 31, 2007. A majority of the underperformance can be attributed to sector selection. The Portfolio’s overweight in the finance and health care sectors relative to its benchmark detracted from relative performance. An overweight in the information technology sector and an underweight in the consumer discretionary sector were positive contributors to relative performance. Security selection in the finance and consumer discretionary sectors were negative contributors to the Portfolio’s relative performance. Stock selection in the materials, health care and telecommunication services sectors made a positive contribution to relative performance.

On a country level, the Portfolio benefited from an underweight position in Japan, and overweight positions in China, Brazil and India. Favorable stock selection in the United Kingdom made a noteworthy contribution to relative Portfolio performance. However, it did not offset the largely negative relative contribution from security selection in the United States.

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Market Review and Investment Strategy

Global stock markets performed very well in the 12-month period ended August 31, 2007. During the first six months of the period, the markets moved upward fairly consistently until the end of February 2007. In the last six months of the period, markets experienced more volatility. In late February and March of 2007, the global markets experienced a temporary setback as investors appeared to grow concerned about the Chinese stock market and, more broadly, global growth in general. These concerns proved to be short-lived, and investors appeared to regain confidence quickly. The markets also had a deeper correction in late July and August of 2007 as investors reacted to the deteriorating U.S. subprime mortgage market. Fortunately, the actions of the Fed and other central banks helped to calm investor concerns, and by the middle of August the markets had begun to move upward again.

The Group increased the Fund’s exposure to the financial sector from a modest underweight to a modest overweight. Within the financial sector, the Portfolio has a large exposure to capital-markets companies, and is underweight commercial banks. The Group also made a small reduction in the Portfolio’s exposure to the energy and natural resources sector, moving from an overweight to essentially a market weight. Within the energy and natural resources sector, the Group made a notable reduction in the Portfolio’s exposure to the oil service industry, although it is still modestly overweight relative to the benchmark.

Short Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for both the six- and 12-month periods ended August 31, 2007. The Portfolio’s exposure to the spread sectors (ABS, commercial mortgage-backed securities [CMBS], mortgage pass-throughs, corporates and agencies) detracted from performance as U.S. Treasuries significantly outperformed in the flight to quality by investors caused by subprime and liquidity concerns.

Market Review and Investment Strategy

During the 12-month period under review, the Fed kept official rates on

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

hold at 5.25%. Yields fell across the maturity spectrum with shorter-term yields falling most. Two-year yields lost 64 basis points to yield 4.14%, while 10-year yields lost 20 basis points to end the period at 4.53%. Shorter-term fixed income securities underperformed both intermediate- and longer-maturity securities during the 12-month period.

Concerns regarding subprime mortgages and reduced access to credit for consumers and corporations caused fixed income markets to sell off sharply in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period as investors sought less-risky assets in light of the subprime market volatility. For the 12-month reporting period, U.S. Treasury holdings outperformed spread sectors on both absolute and duration-adjusted bases. During the six-month period ended August 31, 2007, U.S. Treasuries in the 1-3 year maturity range returned 3.06% underperforming longer maturities (15+ years at 5.70%), according to Merrill Lynch.

The Portfolio maintained allocations to higher-quality, non-Treasury sectors including mortgages, collateralized mortgage obligations (CMOs), ABS, and CMBS in an effort to enhance portfolio yield during the 12-month reporting period. The Portfolio also focused on increasing its allocation to floating-rate securities due to rising short-term yields and limited price volatility. Lastly, the Portfolio moved its duration closer to that of the benchmark during this period.

Intermediate Duration Bond Pooling Portfolio Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation- protected securities as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio underperformed the benchmark, the LB U.S. Aggregate Index, for both the six- and 12-month periods ended August 31, 2007.

For the 12-month period, the Portfolio’s exposure to subprime-related ABS and collateralized debt obligations (CDOs), as well as Alt-A mortgage securities, detracted from performance despite their AAA and AA ratings. (Alt-A mortages are home loans made with less than full documentation.) However, the Portfolio’s hedged non-U.S. government holdings and select emerging-market holdings contributed positively to performance.

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

For the six-month period, the Portfolio’s underweight in Treasuries and Agencies, overweight in mortgages and commercial mortgage-backed securities (CMBS) and modest exposure to less-liquid, higher-rated subprime mortgages hurt performance. Positive contributors to performance included the Portfolio’s hedged non-U.S. government and emerging-market holdings, as well as an underweight in long maturity corporates.

Market Review and Investment Strategy

The first half of the 12-month period saw a broad-based rally in both the fixed income and equity markets as the economy signaled slower growth and the Fed ended its interest rate hike cycle. The Fed left the fed funds rate unchanged at 5.25% during the annual reporting period, following 425 basis points of consecutive rate hikes.

Concerns regarding subprime mortgages and reduced access to credit for consumers and corporations caused spreads in non-Treasury sectors to widen dramatically in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period as investors sought less-risky assets in light of the subprime market volatility. U.S. Treasuries returned 6.02% during the period, according to Lehman Brothers, outperforming other sectors of the U.S. fixed income market. Other fixed income sectors underperformed U.S. Treasuries on a risk-adjusted basis, with ABS posting the worst returns for the annual period at 3.68%. Mortgage-

backed securities (MBS) posted 5.31%, followed by investment-grade corporates which returned 4.32% and CMBS, which returned 4.20%.

During the 12-month period under review, the Portfolio held a neutral- to shorter-than-benchmark duration and an underweight position in U.S. government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. The U.S. Investment Grade: Core Fixed Income Team (the “Team”) maintained an underweight position in investment-grade corporates due to historically tight spreads, a flat yield curve and increased event risk. The Portfolio’s corporate underweight was focused on longer maturity corporates, which are inherently more vulnerable to event risk. The Team continued to employ hedged non-U.S. government bonds which offered an attractive yield over domestic bonds.

Inflation Protected Securities Portfolio Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio’s investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers (LB) U.S. TIPS 1-10 year Index. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, ABS, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio posted returns in line with its benchmark, the Lehman Brothers (LB) 1-10 Year TIPS Index, for both the six- and 12-month periods ended August 31, 2007. For the six-month period, the Fund’s bulleted yield curve structure, as well as its exposure to Japanese government bonds and shorter-than-benchmark duration, all contributed positively to performance. Conversely, for the 12-month period, the Fund’s bulleted yield curve structure, exposure to Japanese government bonds and shorter duration detracted from performance. (In a bullet strategy, a portfolio is structured so that the maturities of the securities are highly concentrated at one point on the yield curve.)

Market Review and Investment Strategy

U.S. Treasuries posted a return of 6.02%, according to Lehman Brothers for the 12-month period ended August 31, 2007, benefiting from the recent flight to quality. In July and August 2007 alone, U.S. Treasuries advanced 3.23% as subprime mortgage and leverage concerns spilled over into most asset classes and investors became more risk averse. During the 12-month period under review, Treasury yields fell and the yield curve steepened, with most of the decline in yields occurring in the final two months of the period. The two-year yield declined 64 basis points to end the period at 4.13%, while the 10-year yield declined only 20 basis points to end the period at 4.53%. The yield curve steepened almost 60 basis points between the two and 10-year yields. The Fed, which ended its interest-rate hike cycle in August of 2006, kept the fed funds rate unchanged at 5.25% during the period. Speculation arose, however, that the Fed would cut rates before the end of 2007, due to both the slowdown in the housing market and reverberations from subprime mortgage concerns. TIPS (as represented by the LB 1-10 year TIPS Index) posted an absolute return 4.46% for the 12-month reporting period. Ten-year TIPS underperformed comparable maturity Treasuries by approximately 200 basis points.

High-Yield Portfolio Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below-investment grade debt securities, commonly known as “junk bonds.” The Portfolio seeks to

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

Investment Results

The Portfolio underperformed the benchmark, the Lehman Brothers High Yield Index (2% constrained) for the 12-month period ended August 31, 2007, and outperformed its benchmark for the six-month period ended August 31, 2007.

For the 12-month period, the Portfolio’s underweight of the CCC-rated quality tier dampened performance as CCCs outperformed early in this period. Security selection was mixed, with selections in the wireless communications and utilities industries detracting from Portfolio performance and selections within the cable and gaming industries contributing positively. Lastly, the Portfolio’s underweight of the troubled housing market helped performance for both the six- and 12-month periods.

Conversely, the Portfolio’s overall security selection, particularly within the gaming and paper/packaging industries, as well as an underweight of the lower-rated CCC-tier, which underperformed during the recent risk aversion, helped performance in the six-month period ended August 31, 2007.

Market Review and Investment Strategy

The first half of the annual period saw a broad-based rally in both the fixed income and equity markets as the economy signaled slower growth and the Fed ended its interest-rate hike cycle. The Fed left the fed funds rate unchanged at 5.25% in August and September of 2006, following 425 basis points of consecutive rate hikes. The policy shift by the Fed led to a reduction in market volatility, an increased appetite for risk by investors and a significant rebound in all asset classes, particularly equities and high yield. The high yield market posted a strong return of 8.31% in the first six months of the annual period.

After 11 consecutive months of positive high yield performance, the high yield market sold off sharply in June and July of 2007, as subprime mortgage and leverage concerns spilled over into most asset classes. High yield spread levels spiked from a low of 231 basis points over Treasuries in May 2007 to end the 12-month reporting period at 436 basis points, as investor risk aversion took hold.

Although higher-quality tiers outperformed in the recent flight to quality, lower-rated high yield tiers fared best for the annual period. The BB- rated tier returned 5.31%, followed by B- rated debt at 6.91% and CCC- rated debt at 8.19%. On an industry level, real estate-related industries, such as home construction and building materials, fared worst during the 12-month reporting period, along with brokerage and finance companies. Media cable and wireless telecommunications performed strongest during this period.

Earlier in the period, as high yield spreads moved to historically tight

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

levels, the Global Credit Investment Team (the “Team”) was cautious in positioning the Portfolio, underweighting more volatile parts of the market. With individual opportunities scarce, a well-diversified portfolio was maintained with the Portfolio’s tracking error at the lower end of the Team’s range. Despite the recent market sell-off and widening of spreads relative to Treasuries, long-term fundamentals remained solid and default rates remained low. The Team continued to believe that high yield would generate only modest returns amidst a backdrop of increased volatility. With investment-grade credit valuations more favorable, the Team added investment-grade crossover positions in the portfolio later in the 12-month reporting period. Lastly, the Team underweighted the financial sector and real estate-related industries, such as homebuilders, which have been adversely effected by the housing slowdown and subprime mortgage dislocation.

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HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. Portfolio Shares are not currently offered for direct investment by the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other mutual funds investing in these Pooling Portfolios. For additional information regarding retail share classes of mutual funds and their sales charges and fees, please visit www.alliancebernstein.com. The Pooling Portfolios pay no advisory fee. Therefore, no advisory fees are reflected in the performance shown. The mutual funds that invest in the Pooling Portfolios all pay advisory fees that will reduce their returns. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser reimbursed the Global Research Growth Portfolio and the Global Value Portfolio for a portion of their expenses to the extent necessary to limit their expenses on an annual basis to 0.15% of the average daily net assets of their shares. These waivers extend through the Portfolios’ current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolios’ expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the U.S.

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

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HISTORICAL PERFORMANCE

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(NAREIT) Global Real Estate Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index is a free-float adjusted market capitalization index that is designed to measure developed market value equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks. The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Lehman Brothers 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index and consists of inflation-protection securities issued by the U.S. Treasury.

The unmanaged Lehman Brothers High Yield Index (2% constrained) covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

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HISTORICAL PERFORMANCE

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A Word About Risk

U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio’s net asset value. The Portfolio may invest in securities issued by non-U.S. companies.

U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.

Global Research Growth Portfolio

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected.

Global Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. A substantial amount of the Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

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will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-/ mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-/mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small-/mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.

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HISTORICAL PERFORMANCE

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Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor’s (or Baa2 by Moody’s Investor Services) or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. These fluctuations could be magnified in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk.

Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

U.S. VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	3.34%	13.55%

Russell 1000 Value Index	2.76%	12.85%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

U.S. LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio	8.16%	15.23%

Russell 1000 Growth Index	7.46%	17.70%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-7.58%	14.33%

FTSE EPRA/NAREIT Global RE Index	-7.34%	14.06%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	6.11%	20.64%

MSCI EAFE Value Index	3.46%	17.74%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	7.68%	18.09%

MSCI EAFE Growth Index	8.23%	19.59%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

SMALL-MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	3.26%	18.64%

Russell 2500 Value Index	-3.28%	8.76%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

SMALL-MID CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	12.15%	27.50%

Russell 2500 Growth Index	4.98%	18.86%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

GLOBAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months*
AllianceBernstein Global Value Portfolio	5.73%	18.19%

MSCI World Index	5.98%	16.97%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 6/1/06* TO 8/31/07

* Since the Portfolio’s inception on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Portfolio (from 6/1/06* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

This Portfolio is relatively new and has been in existence for less than two years.

The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

GLOBAL RESEARCH GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months*
AllianceBernstein Global Research Growth Portfolio	5.10%	15.35%

MSCI World Index	5.98%	16.97%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 6/1/06* TO 8/31/07

* Since the Portfolio’s inception on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio (from 6/1/06* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

This Portfolio is relatively new and has been in existence for less than two years.

The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

SHORT DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	1.61%	4.51%

Merrill Lynch 1-3 Year Treasury Index	3.06%	5.60%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INTERMEDIATE DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	1.36%	5.03%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Historical Performance

INFLATION PROTECTED SECURITIES PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Inflation Protected Securities Portfolio	3.10%	4.44%

Lehman Brothers 1-10 Year TIPS Index	3.09%	4.46%

GROWTH OF A $10,000 INVESTMENT IN THE FUND 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Inflation Protected Securities Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HIGH-YIELD PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	-1.53%	6.22%

Lehman Brothers High Yield Index (2% constrained)	-1.71%	6.46%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/07

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	13.55%
Since Inception*	13.54%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	15.23%
Since Inception*	11.73%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	14.33%
Since Inception*	21.77%

AllianceBernstein International Value Portfolio
1 Year	20.64%
Since Inception*	27.76%

AllianceBernstein International Growth Portfolio
1 Year	18.09%
Since Inception*	19.86%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.64%
Since Inception*	13.40%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	27.50%
Since Inception*	19.94%

AllianceBernstein Global Value Portfolio
1 Year	18.19%
Since Inception*	16.51%

AllianceBernstein Global Research Growth Portfolio
1 Year	15.35%
Since Inception*	12.02%

AllianceBernstein Short Duration Bond Portfolio
1 Year	4.51%
Since Inception*	3.82%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns and the same as their NAV returns.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
NAV/SEC Returns†

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.03%
Since Inception*	4.00%

AllianceBernstein Inflated Protected Securities Portfolio
1 Year	4.44%
Since Inception*	3.27%

AllianceBernstein High-Yield Portfolio
1 Year	6.22%
Since Inception*	6.47%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns and the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	13.95%
Since Inception*	14.36%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	19.03%
Since Inception*	13.98%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	18.85%
Since Inception*	23.97%

AllianceBernstein International Value Portfolio
1 Year	25.53%
Since Inception*	29.42%

AllianceBernstein International Growth Portfolio
1 Year	29.46%
Since Inception*	23.24%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.00%
Since Inception*	13.49%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	32.45%
Since Inception*	21.60%

AllianceBernstein Global Value Portfolio
1 Year	21.67%
Since Inception*	19.05%

AllianceBernstein Global Research Growth Portfolio
1 Year	23.35%
Since Inception*	17.11%

AllianceBernstein Short Duration Bond Portfolio
1 Year	4.57%
Since Inception*	3.96%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	4.83%
Since Inception*	4.11%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	5.38%
Since Inception*	3.64%

AllianceBernstein High-Yield Portfolio
1 Year	7.54%
Since Inception*	7.44%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

See Historical Performance and Benchmark disclosures on pages 21 – 26.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$1,033.42	$0.10	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$1,081.62	$0.10	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
Global Real Estate Investment Portfolio
Actual	$1,000	$924.20	$0.29	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

FUND EXPENSES

(continued from previous page)

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
International Value Portfolio
Actual	$1,000	$1,061.09	$0.47	0.09%
Hypothetical**	$1,000	$1,024.75	$0.46	0.09%
International Growth Portfolio
Actual	$1,000	$1,076.78	$0.42	0.08%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%
Small-Mid Cap Value Portfolio
Actual	$1,000	$1,032.64	$0.20	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$1,121.48	$0.21	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
Global Value Portfolio
Actual	$1,000	$1,057.29	$0.78	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%
Global Research Growth Portfolio
Actual	$1,000	$1,050.95	$0.78	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%
Short Duration Bond Portfolio
Actual	$1,000	$1,016.05	$0.10	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
Intermediate Duration Bond Portfolio
Actual	$1,000	$1,013.56	$0.15	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
Inflation Protected Securities Portfolio
Actual	$1,000	$1,030.96	$0.20	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
High-Yield Portfolio
Actual	$1,000	$984.69	$0.25	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2007

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 1.0% in the following countries: Israel, Spain and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 2.2% in the following countries: China, Hong Kong, India, Indonesia, Israel, Mexico, Norway, Russia and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 1.1% in the following countries: Australia, Belgium, Bermuda, China, Finland, Greece, Hong Kong, Hungary, India, Luxembourg, Singapore, South Africa, Taiwan and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL RESEARCH GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 1.4% in the following countries: Argentina, Cayman Islands, China, Finland, Germany, Hong Kong, Israel, Luxembourg, Mexico, Netherlands, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INFLATION PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 31.6%
Capital Markets – 3.6%
Deutsche Bank AG	91,900	$11,395,600
The Goldman Sachs Group, Inc.	25,000	4,400,250
Janus Capital Group, Inc.	373,650	9,935,353
Merrill Lynch & Co., Inc.	389,500	28,706,150
Morgan Stanley	533,900	33,299,343
Waddell & Reed Financial, Inc. – Class A	151,300	3,758,292

		91,494,988

Commercial Banks – 4.1%
Comerica, Inc.	252,300	14,073,294
Fifth Third Bancorp	430,500	15,364,545
Keycorp	89,900	2,993,670
National City Corp.	511,700	13,769,847
SunTrust Banks, Inc.	79,800	6,284,250
U.S. Bancorp	523,400	16,931,990
Wachovia Corp.	395,000	19,347,100
Wells Fargo & Co.	449,200	16,413,768

		105,178,464

Diversified Financial Services – 9.7%
Bank of America Corp.	1,759,500	89,171,460
CIT Group, Inc.	425,300	15,978,521
Citigroup, Inc.	1,825,800	85,593,504
JPMorgan Chase & Co.	1,299,100	57,835,932

		248,579,417

Insurance – 10.6%
ACE Ltd.	310,100	17,911,376
Allstate Corp.	257,800	14,114,550
AMBAC Financial Group, Inc.	222,000	13,946,040
American International Group, Inc.	888,800	58,660,800
Chubb Corp.	296,800	15,175,384
Fidelity National Financial, Inc. – Class A	522,500	9,504,275
Genworth Financial, Inc. – Class A	543,500	15,750,630
Hartford Financial Services Group, Inc.	215,600	19,168,996
MBIA, Inc.	201,400	12,084,000
MetLife, Inc.	316,300	20,259,015
Old Republic International Corp.	625,200	11,372,388
Partnerre, Ltd.	66,100	4,806,131
RenaissanceRe Holdings, Ltd.	128,700	7,371,936
Torchmark Corp.	101,400	6,242,184
The Travelers Cos, Inc.	457,000	23,096,780
UnumProvident Corp.	605,700	14,821,479
XL Capital Ltd. – Class A	124,300	9,471,660

		273,757,624

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 3.6%
Astoria Financial Corp.	235,300	$6,134,271
Countrywide Financial Corp.	259,000	5,141,150
Federal Home Loan Mortgage Corp.	330,500	20,362,105
Federal National Mortgage Association	543,000	35,626,230
MGIC Investment Corp.	182,500	5,504,200
Washington Mutual, Inc.	568,500	20,875,320

		93,643,276

		812,653,769

Energy – 13.3%
Oil, Gas & Consumable Fuels – 13.3%
BP PLC (ADR)	170,700	11,498,352
Chevron Corp.	878,500	77,097,160
ConocoPhillips	715,600	58,600,484
Exxon Mobil Corp.	1,630,800	139,808,484
Marathon Oil Corp.	467,000	25,166,630
Occidental Petroleum Corp.	71,200	4,036,328
Royal Dutch Shell PLC (ADR)	171,300	13,250,055
Total SA (ADR)	162,000	12,164,580

		341,622,073

Consumer Discretionary – 11.0%
Auto Components – 1.1%
Autoliv, Inc.	162,800	9,339,836
BorgWarner, Inc.	121,100	10,232,950
Magna International, Inc. – Class A	109,000	9,750,050

		29,322,836

Automobiles – 0.2%
General Motors Corp.	172,000	5,287,280

Hotels Restaurants & Leisure – 1.1%
McDonald’s Corp.	556,700	27,417,475

Household Durables – 1.2%
Black & Decker Corp.	123,600	10,722,300
Centex Corp.	129,700	3,749,627
KB Home	227,500	6,902,350
Newell Rubbermaid, Inc.	90,900	2,344,311
Pulte Homes, Inc.	356,700	5,935,488

		29,654,076

Leisure Equipment & Products – 0.4%
Mattel, Inc.	455,500	9,852,465

Media – 3.7%
CBS Corp. – Class B	617,300	19,451,123
Gannett Co., Inc.	332,900	15,646,300
Idearc, Inc.	404,200	13,795,346
Interpublic Group of Cos., Inc.(a)	611,100	6,691,545
Time Warner, Inc.	1,335,900	25,355,382

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	298,800	$11,790,648
The Walt Disney Co.	98,900	3,323,040

		96,053,384

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	11,214,240
Macy’s, Inc.	476,400	15,111,408

		26,325,648

Specialty Retail – 1.6%
The Gap, Inc.	655,500	12,297,180
Home Depot, Inc.	262,000	10,037,220
Ltd. Brands, Inc.	282,000	6,531,120
Office Depot, Inc.(a)	309,400	7,564,830
The Sherwin-Williams Co.	72,900	5,030,829

		41,461,179

Textiles Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	256,400	4,920,316
VF Corp.	150,500	12,017,425

		16,937,741

		282,312,084

Consumer Staples – 8.6%
Beverages – 1.0%
The Coca-Cola Co.	101,400	5,453,292
Coca-Cola Enterprises, Inc.	224,800	5,354,736
Molson Coors Brewing Co. – Class B	154,000	13,776,840

		24,584,868

Food & Staples Retailing – 1.1%
The Kroger Co.	398,300	10,586,814
Safeway, Inc.	458,600	14,551,378
Wal-Mart Stores, Inc.	100,000	4,363,000

		29,501,192

Food Products – 2.4%
ConAgra Foods, Inc.	419,900	10,795,629
General Mills, Inc.	198,500	11,092,180
Kellogg Co.	210,100	11,540,793
Kraft Foods, Inc. – Class A	440,877	14,134,517
Sara Lee Corp.	792,800	13,176,336

		60,739,455

Household Products – 2.3%
Colgate-Palmolive Co.	180,200	11,950,864
Procter & Gamble Co.	718,900	46,951,359

		58,902,223

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.8%
Altria Group, Inc.	560,300	$38,890,423
UST, Inc.	173,900	8,569,792

		47,460,215

		221,187,953

Industrials – 8.6%
Aerospace & Defense – 1.2%
Boeing Co.	126,400	12,222,880
Lockheed Martin Corp.	30,400	3,013,856
Northrop Grumman Corp.	200,900	15,838,956

		31,075,692

Commercial Services & Supplies – 1.0%
Allied Waste Industries, Inc.(a)	1,021,400	13,043,278
Pitney Bowes, Inc.	298,400	13,329,528

		26,372,806

Industrial Conglomerates – 4.3%
General Electric Co.	2,718,700	105,675,869
Tyco International Ltd.	95,000	4,195,200

		109,871,069

Machinery – 1.8%
Cummins, Inc.	170,200	20,155,084
Eaton Corp.	81,900	7,716,618
Ingersoll-Rand Co. Ltd. – Class A	144,000	7,477,920
SPX Corp.	132,300	11,913,615

		47,263,237

Road & Rail – 0.3%
Avis Budget Group, Inc.(a)	273,600	6,350,256

		220,933,060

Health Care – 6.3%
Health Care Equipment & Supplies – 0.1%
Covidien Ltd.(a)	95,000	3,783,850

Health Care Providers & Services – 0.8%
AmerisourceBergen Corp. – Class A	156,700	7,498,095
McKesson Corp.	234,800	13,432,908
Pharmerica Corp.(a)	13,065	231,641

		21,162,644

Pharmaceuticals – 5.4%
Eli Lilly & Co.	296,100	16,981,335
Johnson & Johnson	392,000	24,221,680
Merck & Co., Inc.	507,800	25,476,326
Pfizer, Inc.	2,865,500	71,179,020

		137,858,361

		162,804,855

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.8%
AT&T, Inc.	1,714,000	$68,337,180
Verizon Communications, Inc.	1,306,200	54,703,656

		123,040,836

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	1,351,200	25,564,704
Vodafone Group PLC (ADR)	432,800	14,022,720

		39,587,424

		162,628,260

Materials – 4.7%
Chemicals – 2.4%
Ashland, Inc.	162,300	9,703,917
Dow Chemical Co.	449,200	19,149,396
E.I. Du Pont de Nemours & Co.	509,100	24,818,625
Lubrizol Corp.	123,500	7,852,130

		61,524,068

Containers & Packaging – 1.6%
Crown Holdings, Inc.(a)	374,900	9,005,098
Owens-Illinois, Inc.(a)	275,200	11,068,544
Smurfit-Stone Container Corp.(a)	439,600	4,642,176
Sonoco Products Co.	210,400	7,578,608
Temple-Inland, Inc.	179,600	9,892,368

		42,186,794

Metals & Mining – 0.7%
Arcelor Mittal – Class A	250,200	16,563,240

		120,274,102

Information Technology – 3.2%
Communications Equipment – 0.5%
Nokia OYJ (ADR)	379,300	12,471,384

Computers & Peripherals – 0.9%
International Business Machines Corp.	149,800	17,480,162
Lexmark International, Inc. – Class A(a)	182,600	6,803,676

		24,283,838

Electronic Equipment & Instruments – 1.0%
Arrow Electronics, Inc.(a)	136,200	5,714,952
Flextronics International Ltd.(a)	924,900	10,534,611
Sanmina-SCI Corp.(a)	599,600	1,373,084
Solectron Corp.(a)	959,100	3,721,308
Tech Data Corp.(a)	42,875	1,671,696
Tyco Electronics Ltd.(a)	95,000	3,312,650

		26,328,301

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.3%
Electronic Data Systems Corp.	321,700	$7,363,713

Software – 0.5%
Microsoft Corp.	420,300	12,075,219

		82,522,455

Utilities – 1.7%
Electric Utilities – 1.0%
Allegheny Energy, Inc.(a)	235,800	12,169,638
Entergy Corp.	143,700	14,890,194

		27,059,832

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	162,700	13,494,338

Multi-Utilities – 0.2%
Alliant Energy Corp.	17,600	666,688
Wisconsin Energy Corp.	85,125	3,771,889

		4,438,577

		44,992,747

Total Common Stocks (cost $2,173,110,314)		2,451,931,358

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $102,743,416)	102,743,416	102,743,416

Total Investments – 99.3% (cost $2,275,853,730)		2,554,674,774
Other assets less liabilities – 0.7%		18,664,813

Net Assets – 100.0%		$2,573,339,587

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Information Technology – 27.8%
Communications Equipment – 5.9%
Cisco Systems, Inc.(a)	3,441,900	$109,865,448
Qualcomm, Inc.	797,700	31,820,253
Research In Motion Ltd.(a)	134,150	11,457,752

		153,143,453

Computers & Peripherals – 9.5%
Apple, Inc.(a)	1,185,150	164,119,572
Hewlett-Packard Co.	1,695,200	83,658,120

		247,777,692

Internet Software & Services – 6.3%
Akamai Technologies, Inc.(a)	152,900	4,926,438
Google, Inc. – Class A(a)	307,525	158,452,256

		163,378,694

Semiconductors & Semiconductor Equipment – 4.8%
Broadcom Corp. – Class A(a)	1,478,400	51,004,800
Intel Corp.	1,924,700	49,561,025
Nvidia Corp.(a)	479,700	24,541,452

		125,107,277

Software – 1.3%
Adobe Systems, Inc.(a)	830,100	35,486,775

		724,893,891

Health Care – 16.8%
Biotechnology – 6.0%
Celgene Corp.(a)	648,000	41,608,080
Genentech, Inc.(a)	707,200	52,905,632
Gilead Sciences, Inc.(a)	1,742,100	63,360,177

		157,873,889

Health Care Equipment & Supplies – 2.1%
Alcon, Inc.	397,850	53,813,191

Health Care Providers & Services – 4.9%
Medco Health Solutions, Inc.(a)	326,500	27,899,425
WellPoint, Inc.(a)	1,254,000	101,059,860

		128,959,285

Pharmaceuticals – 3.8%
Abbott Laboratories	1,159,800	60,205,218
Merck & Co., Inc.	441,700	22,160,089
Teva Pharmaceutical Industries, Ltd. (ADR)	322,600	13,871,800
Wyeth	53,900	2,495,570

		98,732,677

		439,379,042

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.5%
Capital Markets – 10.3%
The Blackstone Group LP(a)	1,326,600	$30,684,258
Franklin Resources, Inc.	633,950	83,535,591
The Goldman Sachs Group, Inc.	191,690	33,739,357
Legg Mason, Inc.	656,990	57,039,872
Merrill Lynch & Co., Inc.	711,250	52,419,125
MF Global Ltd.(a)	435,000	11,718,900

		269,137,103

Diversified Financial Services – 6.2%
CME Group, Inc. – Class A	159,920	88,723,616
Moody’s Corp.	677,300	31,054,205
NYSE Euronext	563,100	40,965,525

		160,743,346

		429,880,449

Industrials – 13.3%
Aerospace & Defense – 9.1%
Boeing Co.	1,084,850	104,904,995
Honeywell International, Inc.	1,120,500	62,916,075
Spirit Aerosystems Holdings, Inc. – Class A(a)	1,102,300	39,407,225
United Technologies Corp.	390,550	29,146,746

		236,375,041

Construction & Engineering – 1.3%
Fluor Corp.	265,300	33,732,895

Electrical Equipment – 0.8%
Emerson Electric Co.	455,500	22,424,265

Machinery – 2.1%
Caterpillar, Inc.	154,900	11,736,773
Deere & Co.	321,250	43,709,275

		55,446,048

		347,978,249

Consumer Discretionary – 8.4%
Hotels Restaurants & Leisure – 1.7%
McDonald’s Corp.	147,650	7,271,763
Starwood Hotels & Resorts Worldwide, Inc.	615,350	37,610,192

		44,881,955

Media – 3.1%
Comcast Corp. - Special – Class A(a)	3,088,850	79,877,661

Multiline Retail – 3.6%
Kohl’s Corp.(a)	823,100	48,809,830
Nordstrom, Inc.	145,900	7,017,790
Target Corp.	599,350	39,515,145

		95,342,765

		220,102,381

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.7%
Energy Equipment & Services – 5.5%
Baker Hughes, Inc.	789,550	$66,211,663
Schlumberger, Ltd.	794,550	76,674,075

		142,885,738

Oil, Gas & Consumable Fuels – 0.2%
Petro-Canada	97,300	4,967,165

		147,852,903

Consumer Staples – 4.5%
Beverages – 1.2%
PepsiCo, Inc.	452,900	30,810,787

Food Products – 0.9%
WM Wrigley Jr Co.	410,800	23,929,100

Household Products – 2.4%
Colgate-Palmolive Co.	383,600	25,440,352
Procter & Gamble Co.	591,000	38,598,210

		64,038,562

		118,778,449

Materials – 3.9%
Chemicals – 3.9%
Air Products & Chemicals, Inc.	451,400	40,630,514
Monsanto Co.	860,600	60,018,244

		100,648,758

Telecommunication Services – 1.2%
Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	509,400	30,798,324

Total Common Stocks (cost $2,252,033,899)		2,560,312,446

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $43,620,504)	43,620,504	43,620,504

Total Investments – 99.8% (cost $2,295,654,403)		2,603,932,950
Other assets less liabilities – 0.2%		4,221,333

Net Assets – 100.0%		$2,608,154,283

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Equity: Other – 41.0%
Diversified/Specialty – 37.4%
Alexandria Real Estate Equities, Inc.	138,100	$12,888,873
British Land Co. PLC	901,826	23,591,782
Canadian Real Estate Investment Trust	453,852	12,764,591
DB RREEF Trust	17,729,194	29,085,962
Digital Realty Trust, Inc.	512,700	19,995,300
Fonciere Des Regions	84,200	13,116,034
Forest City Enterprises, Inc. – Class A	175,113	9,727,527
General Property Group	2,458,297	9,629,367
Hang Lung Properties, Ltd.	7,938,000	29,059,657
Keppel Land Ltd.	1,889,000	9,549,154
Kerry Properties Ltd.	5,301,610	39,147,401
Land Securities Group PLC	881,562	32,302,572
Mitsubishi Estate Co. Ltd.	712,000	19,034,837
Mitsui Fudosan Co. Ltd.	991,000	25,925,704
New World Development Co., Ltd.	9,864,168	23,628,480
Sino Land Co.	5,648,601	13,208,613
Sumitomo Realty & Development	778,000	25,443,644
Sun Hung Kai Properties Ltd.	2,562,600	34,237,039
Unibail	178,018	42,645,642
Vornado Realty Trust	239,100	25,485,669

		450,467,848

Health Care – 3.6%
Health Care Property Investors, Inc.	365,100	11,106,342
Nationwide Health Properties, Inc.	373,500	10,364,625
Omega Healthcare Investors, Inc.	315,000	4,690,350
Ventas, Inc.	460,300	17,528,224

		43,689,541

		494,157,389

Retail – 20.3%
Regional Mall – 8.1%
General Growth Properties, Inc.	432,700	21,509,517
Macerich Co.	66,900	5,433,618
Simon Property Group, Inc.	366,000	34,740,720
Taubman Centers, Inc.	206,600	10,656,428
Westfield Group	1,453,764	24,893,690

		97,233,973

Shopping Center/Other Retail – 11.2%
CapitaMall Trust	7,098,800	15,832,599
Developers Diversified Realty Corp.	130,000	6,952,400
Hammerson PLC	451,600	12,133,130
Japan Retail Fund Investment Corp. – Class A	3,409	27,856,229
Kimco Realty Corp.	418,700	17,928,734

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Klepierre	153,900	$24,126,707
Liberty International PLC	128,700	3,120,534
New World Department Store China Ltd.(a)	53,722	41,819
Primaris Retail Real Estate Investment Trust	316,469	5,463,286
RioCan Real Estate Investment Trust	501,057	11,164,651
Tanger Factory Outlet Centers	273,400	10,408,338

		135,028,427

Shopping Centers – 1.0%
Citycon Oyj	1,810,000	11,769,152

		244,031,552

Office – 16.8%
Diversified – 16.8%
H&R Real Estate Investment	138,531	2,985,763
Allied Properties Real Estate Investment Trust	473,932	9,541,472
Beni Stabili SpA	8,214,000	10,178,062
Boston Properties, Inc.	132,300	13,239,261
Brookfield Properties Corp.	273,924	6,322,166
Cominar Real Estate Investment Trust	406,735	8,542,976
Derwent Valley Holdings PLC	494,710	17,953,708
Great Portland Estates PLC	1,205,300	15,766,409
ING Office Fund	8,019,300	11,389,813
IVG Immobilien AG	282,000	10,087,892
Japan Real Estate Investment Corp. – Class A	870	9,656,646
Maguire Properties, Inc.	168,900	4,393,089
Nippon Building Fund, Inc. – Class A	511	6,549,085
Nomura Real Estate Office Fund, Inc. – Class A	1,085	10,256,854
Norwegian Property ASA	918,800	10,644,018
NTT Urban Development Corp.	17,200	30,841,297
SL Green Realty Corp.	102,800	11,463,228
Sponda OYJ	925,000	12,663,306

		202,475,045

Residential – 8.6%
Diversified – 0.3%
Stockland	444,084	3,117,620

Multi-Family – 7.7%
Apartment Investment & Management Co. –Class A	248,100	11,090,070
Archstone-Smith Trust	78,700	4,627,560
AvalonBay Communities, Inc.	98,750	11,295,025
Boardwalk Real Estate Investment Trust	317,051	14,069,136
Camden Property Trust	108,100	6,647,069
Canadian Apartment Properties REI	468	8,155
Equity Residential	175,500	7,062,120

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essex Property Trust, Inc.	46,200	$5,441,898
Mid-America Apartment Communities, Inc.	164,500	8,157,555
Mirvac Group	4,856,089	21,364,746
UDR, Inc.	132,150	3,318,286

		93,081,620

Self Storage – 0.6%
Public Storage	97,200	7,365,816

		103,565,056

Lodging – 5.4%
Ashford Hospitality Trust, Inc.	432,800	4,721,848
Diamondrock Hospitality Co.	165,148	2,964,407
Felcor Lodging Trust, Inc.	237,000	5,199,780
Hilton Hotels Corp.	279,500	12,843,025
Host Hotels & Resorts, Inc.	647,557	14,434,046
LaSalle Hotel Properties	83,177	3,463,490
Starwood Hotels & Resorts Worldwide, Inc.	144,600	8,837,952
Strategic Hotels & Resorts, Inc.	324,800	6,681,136
Sunstone Hotel Investors, Inc.	240,600	6,486,576

		65,632,260

Industrial – 4.6%
Industrial Warehouse Distribution – 4.6%
AMB Property Corp.	97,600	5,366,048
Ascendas Real Estate Investment Trust	4,125,000	6,358,873
First Industrial Realty Trust, Inc.	148,200	6,043,596
Prologis	482,200	29,009,152
Segro PLC	747,923	8,274,276

		55,051,945

Mixed Office Industrial – 0.0%
Macquarie Goodman Group	31,930	176,161

		55,228,106

Real Estate Investment Trusts – 0.3%
Apartments – 0.0%
Stockland - New	12,688	89,074

Retail – 0.3%
RioCan Real Estate Investment Trust(b)	132,100	2,943,478

		3,032,552

Total Common Stocks (cost $1,043,274,426)		1,168,121,960

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $26,004,560)	26,004,560	$26,004,560

Total Investments – 99.1% (cost $1,069,278,986)		1,194,126,520
Other assets less liabilities – 0.9%		9,768,000

Net Assets – 100.0%		$1,203,894,520

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $2,943,478 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 34.4%
Banking – 0.0%
Fortis (Euronext Amsterdam)	5,900	$216,250

Capital Markets – 3.2%
Credit Suisse Group	394,500	25,890,309
Deutsche Bank AG	136,700	16,877,072

		42,767,381

Commercial Banks – 16.9%
Bank Hapoalim BM	1,664,800	7,934,172
Bank Leumi Le-Israel	736,900	2,878,685
Barclays PLC	1,831,300	22,700,089
BNP Paribas SA	296,200	31,093,325
Credit Agricole SA	585,231	21,982,918
HBOS PLC	1,183,350	21,035,015
Kookmin Bank	164,700	13,360,340
Mitsubishi UFJ Financial Group, Inc.	2,628	25,192,824
Royal Bank of Scotland Group PLC	2,421,181	28,134,517
Societe Generale	131,381	21,096,667
Sumitomo Mitsui Financial Group, Inc.	3,345	26,385,323

		221,793,875

Consumer Finance – 1.7%
ORIX Corp.	107,280	22,776,856

Diversified Financial Services – 4.2%
Fortis	511,300	18,752,805
ING Groep NV	922,011	37,107,711

		55,860,516

Insurance – 8.1%
Allianz SE	166,300	35,639,598
Aviva PLC	1,273,223	18,239,312
Fondiaria-Sai SpA (ordinary shares)	207,700	9,767,644
Fondiaria-Sai SpA (saving shares)	19,000	612,083
Friends Provident PLC	2,652,020	9,593,915
Muenchener Rueckversicherungs AG	185,900	32,106,040

		105,958,592

Real Estate Management & Development – 0.3%
Leopalace21 Corp.	126,100	3,887,938

		453,261,408

Materials – 13.8%
Chemicals – 4.6%
BASF AG	265,700	35,128,712
Mitsubishi Chemical Holdings Corp.	1,530,500	14,301,676
Mitsui Chemicals, Inc.	1,280,000	11,586,487

		61,016,875

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.7%
Buzzi Unicem SpA	194,400	$5,593,148
Italcementi SpA	119,400	2,960,750

		8,553,898

Metals & Mining – 7.7%
Antofagasta PLC	308,300	4,436,421
JFE Holdings, Inc.	498,400	32,452,102
Kazakhmys PLC	405,200	10,413,964
Mittal Steel Co. NV (Euronext Paris)	211,632	13,880,180
POSCO	29,300	17,931,072
Xstrata PLC	368,300	21,669,219

		100,782,958

Paper & Forest Products – 0.8%
Svenska Cellulosa	643,200	11,184,541

		181,538,272

Energy – 10.9%
Oil, Gas & Consumable Fuels – 10.9%
China Petroleum & Chemical Corp. – Class H	17,332,500	19,089,809
ENI SpA	976,800	33,740,265
Petroleo Brasileiro SA (NY) (ADR)	514,600	27,392,158
Repsol YPF SA	343,200	12,366,999
Royal Dutch Shell PLC (London) – Class A	850,400	32,939,845
Total SA	244,100	18,305,962

		143,835,038

Consumer Discretionary – 9.5%
Auto Components – 2.8%
Compagnie Generale des Etablissements Michelin – Class B	167,400	21,011,059
Hyundai Mobis	148,510	15,967,085

		36,978,144

Automobiles – 4.3%
Nissan Motor Co., Ltd.	2,496,100	23,844,930
Renault SA	244,800	32,886,197

		56,731,127

Household Durables – 2.4%
Sharp Corp.	1,053,000	18,303,877
Taylor Wimpey PLC	1,752,944	12,321,499

		30,625,376

		124,334,647

Information Technology – 6.8%
Computers & Peripherals – 2.7%
Compal Electronics, Inc. (GDR)(a)	2,179,452	12,379,288
Toshiba Corp.	2,598,000	23,358,162

		35,737,450

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
AU Optronics Corp.(b)	8,279,006	$12,076,570

Semiconductors & Semiconductor Equipment – 3.2%
Hynix Semiconductor, Inc.(b)	433,500	15,619,591
Samsung Electronics Co., Ltd.	12,150	7,659,235
United Microelectronics Corp.	32,284,227	18,225,642

		41,504,468

		89,318,488

Industrials – 6.1%
Aerospace & Defense – 2.0%
BAE Systems PLC	1,488,100	13,929,740
European Aeronautic Defence & Space Co., NV	398,220	11,765,280

		25,695,020

Airlines – 2.1%
Air France-KLM	298,000	12,333,388
Deutsche Lufthansa AG	547,700	15,974,659

		28,308,047

Marine – 2.0%
Mitsui OSK Lines Ltd.	1,250,000	18,362,097
Nippon Yusen KK	820,000	8,085,787

		26,447,884

		80,450,951

Utilities – 5.1%
Electric Utilities – 3.7%
E.ON AG	215,200	36,079,749
The Tokyo Electric Power Co.	492,800	12,924,842

		49,004,591

Multi-Utilities – 1.4%
RWE AG	163,120	18,338,820

		67,343,411

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 1.8%
China Netcom Group Corp. Ltd.	5,620,000	13,586,876
Nippon Telegraph & Telephone Corp.	2,031	9,350,046

		22,936,922

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	9,082,937	29,352,920

		52,289,842

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 3.0%
Pharmaceuticals – 3.0%
AstraZeneca PLC	258,000	$12,715,126
GlaxoSmithKline PLC	246,300	6,427,589
Sanofi-Aventis	249,319	20,419,837

		39,562,552

Consumer Staples – 1.3%
Food & Staples Retailing – 1.3%
Koninklijke Ahold NV(b)	1,241,840	16,642,661

Industrial Commodities – 0.8%
Metal - Steel – 0.8%
Arcelor Mittal (Euronext Amsterdam)	165,500	10,903,176

Total Common Stocks (cost $1,011,021,467)		1,259,480,446

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co., Ltd. (cost $5,490,011)	11,500	5,397,738

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $31,204,944)	31,204,944	31,204,944

Total Investments – 98.5% (cost $1,047,716,422)		1,296,083,128
Other assets less liabilities – 1.5%		19,901,063

Net Assets – 100.0%		$1,315,984,191

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	204	September 2007	$12,308,141	$11,938,536	$(369,605)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $12,379,288 or 0.9% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 22.4%
Capital Markets – 12.8%
3i Group PLC	896,386	$19,116,965
Credit Suisse Group	826,856	54,265,037
Macquarie Bank Ltd.	409,580	24,465,452
Man Group PLC	3,513,435	35,113,722
UBS AG (Swiss Virt-X)	700,730	36,690,178

		169,651,354

Commercial Banks – 4.8%
Anglo Irish Bank Corp. PLC (Dublin)	1,624,674	30,324,903
China Construction Bank Corp. – Class H	9,709,000	8,175,525
UniCredito Italiano SpA	2,996,253	25,739,082

		64,239,510

Diversified Financial Services – 1.2%
Deutsche Boerse AG	141,081	15,567,188

Insurance – 3.6%
QBE Insurance Group Ltd.	1,018,404	29,023,164
Swiss Reinsurance	227,050	19,156,674

		48,179,838

		297,637,890

Industrials – 15.9%
Building Products – 0.9%
Cie de Saint-Gobain	115,118	12,466,967

Commercial Services & Supplies – 1.0%
Capita Group PLC	904,948	13,729,258

Construction & Engineering – 1.4%
Vinci SA	257,130	18,231,037

Electrical Equipment – 3.6%
ABB Ltd.	1,545,138	38,154,528
Renewable Energy Corp.(a)	242,230	9,184,898

		47,339,426

Industrial Conglomerates – 1.1%
Siemens AG	115,177	14,450,185

Machinery – 4.6%
Atlas Copco AB	1,092,628	18,250,813
Komatsu Ltd.	422,800	12,989,866
NGK Insulators Ltd.	907,000	29,970,739

		61,211,418

Trading Companies & Distributors – 3.3%
Mitsui & Co. Ltd.	2,130,000	44,276,719

		211,705,010

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 13.2%
Chemicals – 3.8%
Bayer AG	449,852	$35,481,105
Nitto Denko Corp.	330,200	15,388,570

		50,869,675

Metals & Mining – 9.4%
Anglo American PLC	194,339	11,157,060
BHP Billiton PLC	230,773	6,767,356
Cia Vale do Rio Doce (ADR)	548,600	27,062,438
MMC Norilsk Nickel (ADR)	37,455	8,352,465
Rio Tinto PLC	473,546	32,709,948
Xstrata PLC	652,716	38,403,057

		124,452,324

		175,321,999

Consumer Discretionary – 9.0%
Auto Components – 0.9%
Denso Corp.	333,400	11,674,171

Automobiles – 4.1%
Fiat SpA	1,260,251	33,609,369
Porsche AG	9,751	17,430,094
Suzuki Motor Corp.	128,100	3,461,122

		54,500,585

Hotels Restaurants & Leisure – 1.1%
Accor SA	168,721	14,413,476

Specialty Retail – 2.9%
Esprit Holdings Ltd.	1,346,000	19,552,666
Inditex SA	320,858	18,837,137

		38,389,803

		118,978,035

Energy – 7.8%
Energy Equipment & Services – 1.0%
Technip SA	166,405	13,272,422

Oil, Gas & Consumable Fuels – 6.8%
China Shenhua Energy Co., Ltd. – Class H	4,398,500	19,115,521
Petroleo Brasileiro SA (NY) (ADR)	105,900	6,548,856
Petroplus Holdings AG(a)	80,237	7,009,638
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	709,418	27,565,773
Total SA	406,721	30,501,513

		90,741,301

		104,013,723

Information Technology – 7.7%
Communications Equipment – 3.1%
Nokia OYJ	1,242,703	40,939,082

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
HON HAI Precision Industry Co. Ltd.	1,632,800	$12,117,478

IT Services – 0.4%
Infosys Technologies, Ltd.	130,928	5,955,891

Office Electronics – 2.5%
Canon, Inc.	570,500	32,563,825

Semiconductors & Semiconductor Equipment – 0.8%
Sumco Corp.	188,000	10,045,580

		101,621,856

Consumer Staples – 7.3%
Beverages – 0.5%
Cia de Bebidas das Americas (ADR)	92,900	6,500,213

Food & Staples Retailing – 0.8%
Tesco PLC	1,194,700	10,271,002

Food Products – 3.4%
Nestle SA	104,491	45,541,387

Household Products – 1.4%
Reckitt Benckiser PLC	348,058	18,979,076

Personal Products – 1.2%
L’Oreal SA	137,791	16,076,898

		97,368,576

Health Care – 7.2%
Biotechnology – 0.5%
CSL Ltd./Australia	84,822	6,806,878

Health Care Equipment & Supplies – 2.9%
Alcon, Inc.	101,200	13,688,312
Essilor International SA	320,024	19,383,772
Nobel Biocare Holding AG	18,840	5,142,103

		38,214,187

Pharmaceuticals – 3.8%
Merck KGaA	147,499	18,914,927
Roche Holding AG	138,350	24,099,865
Teva Pharmaceutical Industries, Ltd. (ADR)	156,700	6,738,100

		49,752,892

		94,773,957

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 2.3%
Telefonica SA	557,829	13,871,932
Telekomunikasi Indonesia Tbk PT	5,521,500	6,454,501
TeliaSonera AB	1,320,344	10,320,167

		30,646,600

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 3.0%
America Movil SAB de CV Series L (ADR)	410,500	$24,818,830
Vodafone Group PLC	4,708,768	15,217,114

		40,035,944

		70,682,544

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
International Power PLC	1,651,376	13,497,170

Total Common Stocks (cost $1,104,407,231)		1,285,600,760

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,217,367)	32,217,367	32,217,367

Total Investments – 99.2% (cost $1,136,624,598)		1,317,818,127
Other assets less liabilities – 0.8%		11,108,845

Net Assets – 100.0%		$1,328,926,972

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Industrials – 25.1%
Aerospace & Defense – 1.2%
Goodrich Corp.	125,941	$7,954,434

Airlines – 1.9%
Alaska Air Group, Inc.(a)	170,700	4,236,774
Continental Airlines, Inc. – Class B(a)	135,700	4,513,382
Skywest, Inc.	140,200	3,523,226

		12,273,382

Commercial Services & Supplies – 3.2%
IKON Office Solutions, Inc.	554,300	7,782,372
Kelly Services, Inc. – Class A	124,000	2,817,280
Quebecor World, Inc.(a)	215,600	1,974,896
United Stationers, Inc.(a)	143,400	8,463,468

		21,038,016

Electrical Equipment – 4.0%
Acuity Brands, Inc.	103,600	5,443,144
Cooper Industries, Ltd. – Class A	127,200	6,508,824
EnerSys(a)	224,300	4,050,858
Regal-Beloit Corp.	197,500	9,975,725

		25,978,551

Machinery – 8.0%
AGCO Corp.(a)	159,800	6,903,360
Briggs & Stratton Corp.	231,800	6,766,242
Kennametal, Inc.	133,500	10,768,110
Mueller Industries, Inc.	201,700	6,986,888
SPX Corp.	133,850	12,053,192
Terex Corp.(a)	101,400	8,099,832

		51,577,624

Road & Rail – 5.5%
Arkansas Best Corp.	198,800	7,136,920
Avis Budget Group, Inc.(a)	360,000	8,355,600
Con-way, Inc.	139,400	6,758,112
Ryder System, Inc.	134,300	7,352,925
Werner Enterprises, Inc.	324,500	6,038,945

		35,642,502

Trading Companies & Distributors – 1.3%
GATX Corp.	188,000	8,196,800

		162,661,309

Financials – 20.8%
Capital Markets – 0.5%
A.G. Edwards, Inc.	38,300	3,201,114

Commercial Banks – 6.8%
Central Pacific Financial Corp.	243,400	7,744,988
The South Financial Group, Inc.	298,400	6,848,280

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Susquehanna Bancshares, Inc.	285,000	$5,603,100
Trustmark Corp.	250,261	7,067,371
UnionBanCal Corp.	64,800	3,808,944
Webster Financial Corp.	194,000	8,237,240
Whitney Holding Corp.	162,000	4,487,400

		43,797,323

Insurance – 7.8%
Arch Capital Group Ltd.(a)	156,700	11,255,761
Aspen Insurance Holdings, Ltd.	320,600	8,043,854
Fidelity National Financial, Inc. – Class A	305,000	5,547,950
Old Republic International Corp.	376,000	6,839,440
Partnerre, Ltd.	14,800	1,076,108
Platinum Underwriters Holdings, Ltd.	270,900	9,394,812
RenaissanceRe Holdings, Ltd.	35,000	2,004,800
StanCorp Financial Group, Inc.	141,700	6,674,070

		50,836,795

Real Estate Investment Trusts (REITs) – 4.0%
Ashford Hospitality Trust, Inc.	270,000	2,945,700
Digital Realty Trust, Inc.	133,500	5,206,500
Felcor Lodging Trust, Inc.	256,700	5,631,998
Mid-America Apartment Communities, Inc.	74,000	3,669,660
Strategic Hotels & Resorts, Inc.	101,000	2,077,570
Tanger Factory Outlet Centers	86,300	3,285,441
Taubman Centers, Inc.	60,100	3,099,958

		25,916,827

Thrifts & Mortgage Finance – 1.7%
Astoria Financial Corp.	224,900	5,863,143
Provident Financial Services, Inc.	322,000	5,409,600

		11,272,743

		135,024,802

Materials – 14.6%
Chemicals – 7.8%
Ashland, Inc.	129,200	7,724,868
Celanese Corp. – Class A Series A	266,800	9,583,456
Cytec Industries, Inc.	133,800	8,884,320
Lubrizol Corp.	169,100	10,751,378
Methanex Corp.	160,500	3,619,275
Rockwood Holdings, Inc.(a)	303,500	9,727,175

		50,290,472

Containers & Packaging – 2.8%
Aptargroup, Inc.	95,500	3,469,515
Owens-Illinois, Inc.(a)	145,200	5,839,944
Silgan Holdings, Inc.	112,000	5,722,080
Sonoco Products Co.	90,700	3,267,014

		18,298,553

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 4.0%
Commercial Metals Co.	235,100	$6,792,039
Metal Management, Inc.	166,500	7,810,515
Quanex Corp.	76,800	3,326,208
Steel Dynamics, Inc.	187,200	8,120,736

		26,049,498

		94,638,523

Information Technology – 8.0%
Communications Equipment – 2.4%
Andrew Corp.(a)	504,500	7,103,360
CommScope, Inc.(a)	150,100	8,495,660

		15,599,020

Electronic Equipment & Instruments – 3.5%
Arrow Electronics, Inc.(a)	163,500	6,860,460
AVX Corp.	76,200	1,197,864
Checkpoint Systems, Inc.(a)	171,100	4,765,135
Sanmina-SCI Corp.(a)	504,600	1,155,534
Solectron Corp.(a)	150,700	584,716
Tech Data Corp.(a)	47,600	1,855,924
Vishay Intertechnology, Inc.(a)	450,000	5,953,500

		22,373,133

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	220,000	2,534,400
Spansion, Inc. – Class A(a)	310,000	2,821,000
Teradyne, Inc.(a)	183,000	2,724,870
Zoran Corp.(a)	336,000	5,802,720

		13,882,990

		51,855,143

Consumer Staples – 7.8%
Beverages – 1.3%
Molson Coors Brewing Co. – Class B	92,000	8,230,320

Food & Staples Retailing – 3.5%
Performance Food Group Co.(a)	281,000	7,991,640
Ruddick Corp.	267,200	8,705,376
Supervalu, Inc.	148,200	6,246,630

		22,943,646

Food Products – 1.7%
Corn Products International, Inc.	164,400	7,430,880
Smithfield Foods, Inc.(a)	119,600	3,914,508

		11,345,388

Tobacco – 1.3%
Universal Corp.	170,700	8,386,491

		50,905,845

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.4%
Auto Components – 3.0%
ArvinMeritor, Inc.	486,700	$8,492,915
Autoliv, Inc.	50,100	2,874,237
TRW Automotive Holdings Corp.(a)	259,000	7,915,040

		19,282,192

Hotels Restaurants & Leisure – 1.7%
Jack in the Box, Inc.(a)	61,800	3,845,196
Papa John’s International, Inc.(a)	159,364	4,041,471
Vail Resorts, Inc.(a)	55,300	3,162,054

		11,048,721

Household Durables – 0.7%
Furniture Brands International, Inc.	246,100	2,800,618
KB Home	69,400	2,105,596

		4,906,214

Multiline Retail – 0.4%
Dillard’s, Inc. – Class A	101,400	2,407,236

Specialty Retail – 0.8%
AutoNation, Inc.(a)	158,338	3,005,255
Office Depot, Inc.(a)	84,400	2,063,580

		5,068,835

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	57,200	1,097,668
VF Corp.	50,100	4,000,485

		5,098,153

		47,811,351

Utilities – 5.3%
Electric Utilities – 3.0%
Allegheny Energy, Inc.(a)	58,800	3,034,668
Northeast Utilities	267,000	7,382,550
Reliant Energy, Inc.(a)	354,300	9,038,193

		19,455,411

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	55,300	4,586,582

Multi-Utilities – 1.6%
Puget Energy, Inc.	196,000	4,572,680
Wisconsin Energy Corp.	135,500	6,004,005

		10,576,685

		34,618,678

Health Care – 5.0%
Health Care Providers & Services – 3.2%
Apria Healthcare Group, Inc.(a)	131,100	3,491,193
Kindred Healthcare, Inc.(a)	175,000	3,468,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LifePoint Hospitals, Inc.(a)	115,778	$3,253,362
Molina Healthcare, Inc.(a)	208,325	7,093,466
Pharmerica Corp.(a)	64,054	1,135,678
Universal Health Services, Inc. – Class B	49,200	2,597,760

		21,039,959

Life Sciences Tools & Services – 1.3%
PerkinElmer, Inc.	300,000	8,223,000

Pharmaceuticals – 0.5%
Endo Pharmaceuticals Holdings, Inc.(a)	69,584	2,218,338
King Pharmaceuticals, Inc.(a)	71,050	1,067,881

		3,286,219

		32,549,178

Energy – 3.0%
Energy Equipment & Services – 2.2%
Exterran Holdings, Inc.(a)	105,941	8,210,427
Oil States International, Inc.(a)	91,600	3,865,520
Rowan Cos., Inc.	63,600	2,387,544

		14,463,491

Oil, Gas & Consumable Fuels – 0.8%
Hess Corp.	77,700	4,768,449

		19,231,940

Total Common Stocks (cost $573,646,964)		629,296,769

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $15,915,539)	15,915,539	15,915,539

Total Investments – 99.5% (cost $589,562,503)		645,212,308
Other assets less liabilities – 0.5%		3,189,027

Net Assets – 100.0%		$648,401,335

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Information Technology – 24.8%
Communications Equipment – 4.1%
Ciena Corp.(a)	67,985	$2,575,272
Foundry Networks, Inc.(a)	783,400	14,485,066
Netgear, Inc.(a)	273,500	7,674,410
Polycom, Inc.(a)	81,800	2,479,358

		27,214,106

Electronic Equipment & Instruments – 1.8%
Amphenol Corp. – Class A	344,880	12,453,617

Internet Software & Services – 3.3%
Omniture, Inc.(a)	320,000	7,939,200
VistaPrint Ltd.(a)	433,600	14,256,768

		22,195,968

IT Services – 1.9%
Global Cash Access Holdings, Inc.(a)	281,800	3,127,980
Iron Mountain, Inc.(a)	333,200	9,416,232

		12,544,212

Semiconductors & Semiconductor Equipment – 8.9%
Formfactor, Inc.(a)	41,800	1,896,048
Hittite Microwave Corp.(a)	305,700	12,952,509
Integrated Device Technology, Inc.(a)	577,400	9,030,536
Intersil Corp. – Class A	432,600	14,414,232
Lam Research Corp.(a)	13,100	702,553
Microsemi Corp.(a)	300,100	7,610,536
ON Semiconductor Corp.(a)	1,140,400	13,365,488

		59,971,902

Software – 4.8%
Activision, Inc.(a)	487,054	9,492,682
Business Objects SA (ADR)(a)	169,500	7,442,745
Factset Research Systems, Inc.	26,400	1,582,152
McAfee, Inc.(a)	212,200	7,586,150
Quest Software, Inc.(a)	397,400	5,786,144

		31,889,873

		166,269,678

Industrials – 21.0%
Aerospace & Defense – 1.0%
Hexcel Corp.(a)	303,400	6,611,086

Air Freight & Logistics – 1.3%
CH Robinson Worldwide, Inc.	111,800	5,482,672
UTI Worldwide, Inc.	135,300	3,010,425

		8,493,097

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 4.2%
Resources Connection, Inc.	485,200	$14,556,000
Stericycle, Inc.(a)	264,500	13,198,550

		27,754,550

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	194,500	7,264,575
Granite Construction, Inc.	164,300	8,944,492

		16,209,067

Electrical Equipment – 3.8%
Ametek, Inc.	339,100	13,560,609
Baldor Electric Co.	292,300	12,171,372

		25,731,981

Machinery – 6.5%
IDEX Corp.	318,575	12,255,580
Joy Global, Inc.	228,750	9,925,463
Kaydon Corp.	85,700	4,524,960
Lincoln Electric Holdings, Inc.	187,100	13,459,974
Watts Water Technologies, Inc. – Class A	93,500	3,311,770

		43,477,747

Trading Companies & Distributors – 1.8%
MSC Industrial Direct Co. – Class A	234,600	12,152,280

		140,429,808

Consumer Discretionary – 14.9%
Diversified Consumer Services – 1.9%
Strayer Education, Inc.	78,900	12,590,862

Hotels Restaurants & Leisure – 5.3%
Chipotle Mexican Grill, Inc. – Class A(a)	69,500	7,227,305
Gaylord Entertainment Co.(a)	210,500	10,809,175
Life Time Fitness, Inc.(a)	161,700	8,985,669
Orient–Express Hotels, Ltd. – Class A	175,500	8,783,775

		35,805,924

Media – 1.4%
National CineMedia, Inc.	386,700	9,524,421

Specialty Retail – 4.6%
Coldwater Creek, Inc.(a)	612,600	7,620,744
Dick’s Sporting Goods, Inc.(a)	167,200	10,851,280
GameStop Corp. – Class A(a)	240,400	12,053,656

		30,525,680

Textiles Apparel & Luxury Goods – 1.7%
Lululemon Athletica, Inc.(a)	125,700	4,282,599
Under Armour, Inc. – Class A(a)	106,400	6,917,064

		11,199,663

		99,646,550

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.5%
Biotechnology – 2.4%
Alexion Pharmaceuticals, Inc.(a)	172,800	$10,449,216
Amylin Pharmaceuticals, Inc.(a)	7,600	372,628
Pharmion Corp.(a)	32,500	1,332,825
Vertex Pharmaceuticals, Inc.(a)	100,100	3,899,896

		16,054,565

Health Care Equipment & Supplies – 4.4%
ArthroCare Corp.(a)	193,800	10,856,676
Hologic, Inc.(a)	227,800	12,107,570
Kyphon, Inc.(a)	98,100	6,559,947
Resmed, Inc.(a)	7,600	309,016

		29,833,209

Health Care Providers & Services – 3.5%
HealthExtras, Inc.(a)	311,300	8,750,643
Psychiatric Solutions, Inc.(a)	240,800	8,875,888
WellCare Health Plans, Inc.(a)	57,547	5,679,889

		23,306,420

Life Sciences Tools & Services – 4.2%
AMAG Pharmaceuticals, Inc.(a)	153,700	8,399,705
Icon PLC (ADR)(a)	278,100	12,703,608
Nektar Therapeutics(a)	247,100	2,041,046
Ventana Medical Systems, Inc.(a)	59,600	4,874,684

		28,019,043

		97,213,237

Energy – 10.0%
Energy Equipment & Services – 6.4%
Cameron International Corp. – Class W(a)	118,000	9,648,860
Complete Production Services, Inc.(a)	366,500	8,136,300
FMC Technologies, Inc.(a)	47,000	4,450,900
Grant Prideco, Inc.(a)	192,900	10,667,370
Oceaneering International, Inc.(a)	38,300	2,572,228
Superior Energy Services, Inc.(a)	179,400	6,964,308

		42,439,966

Oil, Gas & Consumable Fuels – 3.6%
Bill Barrett Corp.(a)	245,900	8,665,516
Forest Oil Corp.(a)	130,600	5,047,690
Newfield Exploration Co.(a)	151,800	6,601,782
Penn Virginia Corp.	101,300	4,042,883

		24,357,871

		66,797,837

Financials – 7.5%
Capital Markets – 6.1%
Affiliated Managers Group, Inc.(a)	70,550	7,989,787
Greenhill & Co., Inc.	174,900	10,126,710

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	245,500	$9,842,095
MF Global Ltd.(a)	208,200	5,608,908
optionsXpress Holdings, Inc.	309,800	7,286,496

		40,853,996

Real Estate – 1.4%
CB Richard Ellis Group, Inc. – Class A(a)	316,100	9,331,272

		50,185,268

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.1%
Time Warner Telecom, Inc. – Class A(a)	19,800	434,610

Wireless Telecommunication Services – 1.8%
SBA Communications Corp. – Class A(a)	369,100	12,021,587

		12,456,197

Consumer Staples – 1.2%
Personal Products – 1.2%
Bare Escentuals, Inc.(a)	333,100	8,194,260

Materials – 1.0%
Metals & Mining – 1.0%
Allegheny Technologies, Inc.	64,780	6,438,484

Total Common Stocks (cost $562,146,174)		647,631,319

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $11,301,034)	11,301,034	11,301,034

Total Investments – 98.5% (cost $573,447,208)		658,932,353
Other assets less liabilities – 1.5%		9,838,938

Net Assets – 100.0%		$668,771,291

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

GLOBAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Financials – 31.8%
Capital Markets – 3.0%
Credit Suisse Group(a)	1,500	$98,442
Deutsche Bank AG	300	37,038
The Goldman Sachs Group, Inc.	100	17,601
Merrill Lynch & Co., Inc.	800	58,960

		212,041

Commercial Banks – 7.6%
Barclays PLC	4,900	60,738
BNP Paribas SA	900	94,477
Can Imperial Bank Of Commerce	200	18,125
HBOS PLC	4,450	79,102
Industrial Bank Of Korea	920	20,088
Kookmin Bank (ADR)	200	16,290
Royal Bank of Scotland Group PLC	8,373	97,296
Shinhan Financial Group Co., Ltd.	270	16,554
Standard Bank Group Ltd.	700	10,264
State Bank of India Ltd. (GDR)(b)	390	35,934
Sumitomo Mitsui Financial Group, Inc.	8	63,104
Unibanco – Uniao de Bancos Brasileiros SA (GDR)	200	22,316

		534,288

Consumer Finance – 0.9%
ORIX Corp.	300	63,694

Diversified Financial Services – 7.1%
Bank of America Corp.	1,600	81,088
Citigroup, Inc.	2,500	117,200
Fortis	1,900	69,686
ING Groep NV	2,800	112,690
JPMorgan Chase & Co.	2,600	115,752

		496,416

Insurance – 10.7%
Allianz SE	500	107,155
American International Group, Inc.	1,300	85,800
Aviva PLC	6,200	88,817
Fondiaria-Sai SpA (ordinary shares)	1,100	51,730
Fondiaria-Sai SpA (saving shares)	500	16,108
Genworth Financial, Inc. – Class A	1,500	43,470
MBIA, Inc.	300	18,000
MetLife, Inc.	1,100	70,455
Muenchener Rueckversicherungs AG	500	86,353
Sanlam, Ltd.	7,300	22,047
Sun Life Financial, Inc.	800	38,477
The Travelers Cos, Inc.	900	45,486
XL Capital Ltd. – Class A	1,000	76,200

		750,098

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 2.5%
Federal Home Loan Mortgage Corp.	1,300	$80,093
Federal National Mortgage Association	1,500	98,415

		178,508

		2,235,045

Materials – 12.3%
Chemicals – 3.4%
BASF AG	800	105,770
Dow Chemical Co.	1,200	51,156
Mitsubishi Chemical Holdings Corp.	8,500	79,428

		236,354

Construction Materials – 0.5%
Buzzi Unicem SpA	1,300	37,403

Containers & Packaging – 0.2%
Rengo Co. Ltd.	2,000	12,467

Metals & Mining – 7.6%
Antofagasta PLC	2,100	30,219
Arcelor Mittal (Euronext Amsterdam)	1,400	92,232
Gerdau Ameristeel Corp.	2,300	26,790
Gerdau SA (ADR)	1,700	40,868
JFE Holdings, Inc.	1,400	91,158
Kazakhmys PLC	1,400	35,981
POSCO (ADR)	200	30,662
Teck Cominco Ltd. – Class B	1,600	68,182
Xstrata PLC	1,580	92,960
Zinifex Ltd.	1,600	21,967

		531,019

Paper & Forest Products – 0.6%
Stora Enso Oyj – Class R	2,500	45,041

		862,284

Energy – 10.7%
Oil, Gas & Consumable Fuels – 10.7%
Chevron Corp.	1,600	140,416
ConocoPhillips	900	73,701
ENI SpA	2,000	69,083
Exxon Mobil Corp.	700	60,011
Marathon Oil Corp.	1,100	59,279
MOL Hungarian Oil and Gas NyRt	200	28,495
Nippon Mining Holdings, Inc.	4,500	40,598
Petroleo Brasileiro SA (NY) (ADR)	800	42,584
PTT PCL	1,300	11,064
Repsol YPF SA	2,500	90,086
Royal Dutch Shell PLC (London) – Class A	2,600	100,710
Total SA	500	37,497

		753,524

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.5%
Auto Components – 0.8%
Compagnie Generale des Etablissements Michelin –Class B	400	$50,206
Hyundai Mobis	90	9,676

		59,882

Automobiles – 2.9%
Nissan Motor Co., Ltd.	8,400	80,244
Renault SA	900	120,905

		201,149

Hotels Restaurants & Leisure – 0.5%
McDonald’s Corp.	700	34,475

Household Durables – 1.5%
Black & Decker Corp.	400	34,700
Sharp Corp.	4,000	69,530

		104,230

Internet & Catalog Retail – 0.4%
Home Retail Group PLC	3,200	26,808

Media – 2.9%
CBS Corp. – Class B	2,700	85,077
Comcast Corp. – Special – Class A(c)	1,200	31,032
Time Warner, Inc.	4,600	87,308

		203,417

Multiline Retail – 0.8%
Macy’s, Inc.	1,700	53,924

Specialty Retail – 0.3%
Office Depot, Inc.(c)	800	19,560

Textiles Apparel & Luxury Goods – 0.4%
VF Corp.	400	31,940

		735,385

Industrials – 9.3%
Aerospace & Defense – 0.9%
Northrop Grumman Corp.	800	63,072

Airlines – 2.6%
Air France-KLM	1,900	78,635
Deutsche Lufthansa AG	3,500	102,084

		180,719

Industrial Conglomerates – 2.1%
General Electric Co.	3,900	151,593

Machinery – 1.6%
Ingersoll-Rand Co. Ltd. – Class A	1,300	67,509
SPX Corp.	500	45,025

		112,534

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 2.1%
Mitsui OSK Lines Ltd.	6,000	$88,138
Neptune Orient Lines Ltd.	12,000	38,534
Nippon Yusen KK	2,000	19,722

		146,394

		654,312

Health Care – 5.4%
Health Care Providers & Services – 1.1%
AmerisourceBergen Corp. – Class A	1,100	52,635
McKesson Corp.	400	22,884
Pharmerica Corp.(c)	92	1,626

		77,145

Pharmaceuticals – 4.3%
AstraZeneca PLC	1,600	78,854
GlaxoSmithKline PLC	1,400	36,535
Merck & Co., Inc.	500	25,085
Pfizer, Inc.	4,000	99,360
Sanofi-Aventis	800	65,522

		305,356

		382,501

Information Technology – 4.7%
Computers & Peripherals – 1.6%
Fujitsu, Ltd.	3,000	20,496
International Business Machines Corp.	800	93,352

		113,848

Electronic Equipment & Instruments – 1.2%
AU Optronics Corp. (ADR)	1,681	24,691
Solectron Corp.(c)	8,300	32,204
Tech Data Corp.(c)	700	27,293

		84,188

Semiconductors & Semiconductor Equipment – 0.8%
Hynix Semiconductor, Inc.(c)	400	14,413
Samsung Electronics Co., Ltd.	14	8,825
Siliconware Precision Industries Co. (ADR)	3,353	36,177

		59,415

Software – 1.1%
Microsoft Corp.	2,600	74,698

		332,149

Utilities – 3.8%
Electric Utilities – 3.8%
E.ON AG	700	117,360
Kyushu Electric Power Co., Inc.	1,700	45,366
Public Power Corp.	1,210	37,625
The Tokyo Electric Power Co.	2,400	62,945

		263,296

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 3.5%
Diversified Telecommunication Services – 0.6%
China Netcom Group Corp. Ltd.	10,500	$25,385
China Telecom Corp. Ltd. – Class H	24,420	14,114

		39,499

Wireless Telecommunication Services – 2.9%
Sprint Nextel Corp.	3,600	68,112
Vodafone Group PLC	41,912	135,445

		203,557

		243,056

Consumer Staples – 2.8%
Food & Staples Retailing – 0.9%
Safeway, Inc.	2,000	63,460

Food Products – 0.7%
Kraft Foods, Inc. – Class A	1,630	52,258

Tobacco – 1.2%
Altria Group, Inc.	1,200	83,292

		199,010

Total Common Stocks (cost $5,894,013)		6,660,562

WARRANTS – 0.7%
Information Technology – 0.7%
Computers & Peripherals – 0.3%
Compal Electronics, Inc., expiring 1/17/12(b)(c)	17,975	19,899

Semiconductors & Semiconductor Equipment – 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 1/17/12(b)(c)	9,346	17,674
United Microelectronics Corp., Deutshe Bank AG London, expiring 1/24/17(b)(c)	28,169	15,774

		33,448

Total Warrants (cost $49,988)		53,347

NON-CONVERTIBLE – PREFERRED STOCKS – 0.4%
Consumer Discretionary – 0.2%
Automobiles – 0.2%
Hyundai Motor Co.	340	13,528

Information Technology – 0.2%
Semiconductors & Semiconductor Equipment –0.2%
Samsung Electronics Co., Ltd.	25	11,735

Total Non-Convertible – Preferred Stocks (cost $29,416)		25,263

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(d) (cost $63,580)	63,580	$63,580

Total Investments – 96.8% (cost $6,036,997)		6,802,752
Other assets less liabilities – 3.2%		224,815

Net Assets – 100.0%		$7,027,567

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swiss Franc settling 9/18/07	21	$17,772	$17,400	$(372)
Swiss Franc settling 9/18/07	100	83,133	82,859	(274)
Sale Contracts:
Swiss Franc settling 9/18/07	121	98,182	100,259	(2,077)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The market value of this security amounted to $98,442.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $89,281 or 1.3% of net assets.

(c)	Non-income producing security.

(d)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

GDR	– Global Depositary Receipt

See notes to financial statements.

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

GLOBAL RESEARCH GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.3%
Financials – 24.9%
Capital Markets – 14.3%
3i Group PLC	1,951	$41,608
The Blackstone Group LP(a)	5,600	129,528
Credit Suisse Group	3,209	210,601
Franklin Resources, Inc.	300	39,531
Janus Capital Group, Inc.	1,900	50,521
Lehman Brothers Holdings, Inc.	3,400	186,422
Macquarie Bank Ltd.	957	57,164
Merrill Lynch & Co., Inc.	900	66,330
MF Global Ltd.(a)	1,300	35,022
UBS AG (Swiss Virt-X)	3,608	188,915

		1,005,642

Commercial Banks – 3.3%
Banco Bilbao Vizcaya Argentaria SA	2,983	68,935
Banco Itau Holding Financeira SA (ADR)	800	34,824
Standard Chartered PLC	2,106	65,175
UniCredito Italiano SpA	7,858	67,504

		236,438

Diversified Financial Services – 3.8%
CME Group, Inc. – Class A	120	66,576
JPMorgan Chase & Co.	3,835	170,734
NYSE Euronext	400	29,100

		266,410

Insurance – 3.5%
American International Group, Inc.	1,900	125,400
QBE Insurance Group Ltd.	1,989	56,684
Swiss Reinsurance	775	65,388

		247,472

		1,755,962

Information Technology – 13.5%
Communications Equipment – 3.0%
Cisco Systems, Inc.(a)	2,848	90,908
Juniper Networks, Inc.(a)	900	29,628
Nokia OYJ	1,940	63,911
Qualcomm, Inc.	600	23,934

		208,381

Computers & Peripherals – 3.1%
Apple, Inc.(a)	400	55,392
Hewlett-Packard Co.	1,279	63,119
InnoLux Display Corp.	3,119	13,241
International Business Machines Corp.	500	58,345
Sun Microsystems, Inc.(a)	5,318	28,504

		218,601

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.2%
Murata Manufacturing Co. Ltd.	200	$14,014

Internet Software & Services – 1.4%
eBay, Inc.(a)	1,100	37,510
Google, Inc. – Class A(a)	120	61,830

		99,340

IT Services – 0.3%
Cognizant Technology Solutions Corp. – Class A(a)	100	7,351
Genpact Ltd.(a)	300	4,956
Infosys Technologies Ltd. (ADR)	200	9,542

		21,849

Office Electronics – 0.2%
Konica Minolta Holdings, Inc.	1,000	15,640

Semiconductors & Semiconductor Equipment – 3.0%
ASML Holding NV(a)	253	7,504
Broadcom Corp. – Class A(a)	800	27,600
Integrated Device Technology, Inc.(a)	800	12,512
Intel Corp.	3,000	77,250
KLA-Tencor Corp.	200	11,494
MediaTek, Inc.	1,000	16,903
Nvidia Corp.(a)	400	20,464
Samsung Electronics Co., Ltd. (GDR)(b)	20	6,350
Samsung Electronics Co., Ltd.	17	10,717
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1	10
Texas Instruments, Inc.	689	23,591

		214,395

Software – 2.3%
Adobe Systems, Inc.(a)	695	29,711
Citrix Systems, Inc.(a)	600	21,810
Microsoft Corp.	1,600	45,968
Oracle Corp.(a)	1,750	35,490
Shanda Interactive Entertainment Ltd. (ADR)(a)	200	5,972
VMware, Inc. – Class A(a)	300	20,667

		159,618

		951,838

Industrials – 11.1%
Aerospace & Defense – 2.7%
BAE Systems PLC	6,267	58,664
Boeing Co.	600	58,020
United Technologies Corp.	1,000	74,630

		191,314

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.5%
Continental Airlines, Inc. – Class B(a)	1,000	$33,260

Building Products – 0.9%
American Standard Cos, Inc.	700	25,781
Cie de Saint-Gobain	379	41,045

		66,826

Electrical Equipment – 1.4%
ABB Ltd.	1,738	42,917
Emerson Electric Co.	1,200	59,076

		101,993

Industrial Conglomerates – 2.2%
General Electric Co.	2,600	101,062
Siemens AG	413	51,815

		152,877

Machinery – 1.9%
Atlas Copco AB	2,667	44,549
Danaher Corp.	700	54,362
Deere & Co.	250	34,015

		132,926

Trading Companies & Distributors – 1.5%
Mitsubishi Corp.	1,500	42,103
Mitsui & Co. Ltd.	3,000	62,361

		104,464

		783,660

Health Care – 10.6%
Biotechnology – 1.4%
Celgene Corp.(a)	300	19,263
Genentech, Inc.(a)	500	37,405
Gilead Sciences, Inc.(a)	1,100	40,007

		96,675

Health Care Equipment & Supplies – 1.4%
Alcon, Inc.	300	40,578
Becton Dickinson & Co.	400	30,776
Nobel Biocare Holding AG	101	27,566

		98,920

Health Care Providers & Services – 2.5%
Aetna, Inc.	800	40,728
Laboratory Corp. of America Holdings(a)	410	31,841
Medco Health Solutions, Inc.(a)	300	25,635
WellPoint, Inc.(a)	1,000	80,590

		178,794

Pharmaceuticals – 5.3%
Abbott Laboratories	500	25,955
Eli Lilly & Co.	500	28,675

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Merck & Co., Inc.	1,300	$65,221
Novartis AG	640	33,737
Roche Holding AG	323	56,265
Schering-Plough Corp.	1,900	57,038
Takeda Pharmaceutical Co. Ltd.	200	13,684
Teva Pharmaceutical Industries, Ltd. (ADR)	1,400	60,200
Wyeth	700	32,410

		373,185

		747,574

Energy – 9.6%
Energy Equipment & Services – 2.7%
Baker Hughes, Inc.	1,359	113,966
Technip SA	510	40,677
Tenaris SA (ADR)	700	32,851

		187,494

Oil, Gas & Consumable Fuels – 6.9%
Addax Petroleum Corp.	1,053	34,701
China Shenhua Energy Co., Ltd. – Class H	14,500	63,016
Gazprom OAO	2,238	92,989
LUKOIL (ADR)	348	25,822
Noble Energy, Inc.	1,500	90,105
Petro-Canada	1,126	57,430
Petroleo Brasileiro SA (NY) (ADR)	300	15,969
Total SA	1,451	108,816

		488,848

		676,342

Consumer Staples – 8.5%
Beverages – 0.4%
PepsiCo, Inc.	400	27,212

Food & Staples Retailing – 1.7%
Safeway, Inc.	1,300	41,249
Walgreen Co.	600	27,042
Wal-Mart de Mexico SAB de CV Series V	14,168	50,403

		118,694

Food Products – 3.7%
Archer-Daniels-Midland Co.	1,600	53,920
Bunge Ltd.	600	54,864
Nestle SA	202	88,040
WM Wrigley Jr Co.	1,100	64,075

		260,899

Household Products – 1.2%
Procter & Gamble Co.	1,300	84,903

Personal Products – 0.4%
L’Oreal SA	286	33,369

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.1%
Altria Group, Inc.	1,100	$76,351

		601,428

Consumer Discretionary – 7.8%
Auto Components – 0.5%
Denso Corp.	800	28,012
WABCO Holdings, Inc.	233	10,531

		38,543

Automobiles – 1.5%
Fiat SpA	2,230	59,471
Porsche AG	15	26,813
Suzuki Motor Corp.	700	18,913

		105,197

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(a)	800	46,936

Hotels Restaurants & Leisure – 2.1%
Accor SA	564	48,181
Ctrip.com International Ltd. (ADR)	300	12,747
Ladbrokes PLC	3,768	33,203
Punch Taverns PLC	2,329	51,793

		145,924

Media – 0.9%
Comcast Corp. – Class A(a)	2,550	66,529

Multiline Retail – 1.4%
Kohl’s Corp.(a)	1,300	77,090
Nordstrom, Inc.	400	19,240

		96,330

Specialty Retail – 0.8%
Esprit Holdings Ltd.	1,500	21,790
Inditex SA	550	32,290

		54,080

		553,539

Materials – 5.9%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	1,100	99,011
Monsanto Co.	100	6,974

		105,985

Metals & Mining – 4.4%
Cia Vale do Rio Doce (ADR)	1,000	49,330
Cia Vale do Rio Doce Sponsored (ADR)	800	33,400
Rio Tinto PLC	1,595	110,174
Sterlite Industries India Ltd.(a)	2,800	44,772
Xstrata PLC	1,185	69,720

		307,396

		413,381

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.2%
Verizon Communications, Inc.	300	$12,564

Wireless Telecommunication Services – 0.8%
America Movil SAB de CV Series L (ADR)	500	30,230
MTN Group Ltd.	355	5,416
Vimpel-Communications (ADR)	1,000	24,400

		60,046

		72,610

Utilities – 0.4%
Independent Power Producers & Energy Traders – 0.4%
International Power PLC	3,330	27,217

Total Common Stocks (cost $5,970,288)		6,583,551

WARRANTS – 2.0%
Utilities – 0.8%
Independent Power Producers & Energy Traders – 0.8%
Novatek Microelectronics, Deutsche Bank, expiring 11/02/16(a)(b)	50	201
NTPC Ltd., Deutsche Bank, expiring 2/06/17(a)(b)	13,307	56,382

		56,583

Financials – 0.5%
Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Merrill Lynch, expiring 1/18/11(a)	705	34,023

Information Technology – 0.4%
Electronic Equipment & Instruments – 0.4%
HON HAI Precision Industry Co., Ltd., Citigroup Global Markets, expiring 1/17/12(a)	3,956	29,357

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.2%
Telekomunikasi Indonesia Tbk PT, Deutsche Bank, expiring 3/23/17(a)(b)	9,000	10,413

Wireless Telecommunication Services – 0.1%
Bharti Airtel Ltd., Merrill Lynch, expiring 3/17/11(a)(b)	439	9,434

		19,847

Consumer Discretionary – 0.0%
Leisure Equipment & Products – 0.0%
Largan Precision Co. Ltd., Citigroup Global Markets, expiring 1/20/10(a)	7	57

Total Warrants (cost $120,820)		139,867

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $58,003)	58,003	$58,003

Total Investments – 96.1% (cost $6,149,111)		6,781,421
Other assets less liabilities – 3.9%		274,693

Net Assets – 100.0%		$7,056,114

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $112,137 or 1.6% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Global Research Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 31.2%
Fixed Rate 30-Year – 10.2%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 5/01/35	$7,807	$8,015,503
Federal Home Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	15,625	15,613,607
7.00%, 2/01/37	17,610	18,089,443
Federal National Mortgage Association 7.00%, TBA	40,910	42,047,789
Series 2001 7.00%, 4/01/31	50	52,188
Series 2002 7.00%, 8/01/32	355	368,369
Series 2003 7.00%, 5/01/33	43	44,562
Series 2004 7.00%, 2/01/31-12/01/34	634	657,106
Series 2006 6.50%, 7/01/36	23,000	23,349,128
Series 2007 6.50%, 8/01/37	21,800	22,127,000

		130,364,695

Agency ARMS – 10.2%
Federal Home Loan Mortgage Corp. 6.055%, TBA	7,000	7,059,878
Series 2006 4.22%, 4/01/35(a)	6,762	6,676,432
6.164%, 12/01/36(a)	5,653	5,709,296
Series 2007 5.944%, 11/01/36(a)	10,281	10,360,364
5.948%, 2/01/37(a)	5,625	5,666,238
5.98%, 3/01/37(a)	9,089	9,161,782
6.072%, 3/01/37(a)	8,257	8,320,121
6.109%, 1/01/37(a)	8,541	8,622,096
Federal National Mortgage Association 5.528%, 3/01/37(a)	5,413	5,401,172
Series 2005 4.813%, 7/01/35(a)	1,585	1,570,945
6.03%, 1/01/36(a)	2,523	2,510,340
Series 2006 4.41%, 8/01/34(a)	1,336	1,342,494
5.465%, 5/01/36(a)	3,845	3,856,087
5.804%, 3/01/36(a)	7,326	7,391,905
5.89%, 11/01/36(a)	13,267	13,391,834
5.923%, 6/01/36(a)	4,741	4,792,425

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.95%, 6/01/36(a)	$9,427	$9,523,568
Series 2007 5.751%, 12/01/36(a)	4,678	4,708,421
5.79%, 8/01/37(a)	12,600	13,036,579

		129,101,977

Fixed Rate 15-Year – 6.6%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21	18,924	18,484,934
Series 2007 5.00%, 9/01/21	54,188	52,932,281
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	1	919
Series 1998 6.00%, 10/01/13-12/01/13	63	64,226
Series 2001 6.00%, 11/01/16	226	228,751
Series 2002 6.00%, 12/01/17	118	119,802
Series 2005 6.00%, 6/01/17-5/01/20	678	686,328
Series 2006 6.00%, 5/01/21-1/01/22	9,510	9,613,505
Series 2007 6.00%, 2/01/22	1,998	2,019,371

		84,150,117

Non-Agency ARMS – 4.2%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 5.003%, 8/25/35(b)	4,294	4,177,229
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/36(b)	8,944	8,873,259
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.45%, 2/25/36(b)	3,750	3,706,900
Series 2006-3, Class 22A1 6.25%, 5/25/36(b)	2,606	2,604,441
Series 2007-1, Class 21A1 5.75%, 1/25/47(b)	7,512	7,441,977
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(b)	3,145	3,066,693

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB4, Class 2A1 5.86%, 6/20/36(b)	$2,393	$2,375,758
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 5.992%, 9/25/36(b)	7,274	7,241,577
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(b)	1,712	1,704,251
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)	6,191	6,214,521
JPMorgan Mortgage Trust Series 2006-A4, Class 1A1 5.862%, 6/25/36(b)	3,097	3,073,710
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(b)	2,759	2,690,563

		53,170,879

Total Mortgage Pass-Thru’s (cost $396,784,450)		396,787,668

COMMERCIAL MORTGAGE-BACKED SECURITIES – 17.7%
Non-Agency Fixed Rate CMBS – 14.9%
Asset Securitization Corp. Series 1996-MD6, Class A1C 7.04%, 11/13/29	85	85,034
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	7,950	7,871,224
Series 2007-1, Class A2 5.49%, 1/15/49	8,000	7,921,579
Bear Stearns Commercial Mortgage Securities Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,977,471
Series 2007-PW15, Class A2 5.205%, 2/11/44	5,125	5,063,019
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	9,735	9,625,173
CW Capital Cobalt Ltd. Series 2006-C1, Class A2 5.174%, 8/15/48	7,800	7,677,725

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	$470	$469,639
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,564,276
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,287,957
Series 2007-GG9, Class A2 5.38%, 3/10/39	6,250	6,219,920
GS Mortgage Securities Corp. II Series 2007-GG10, Class AJ 5.993%, 8/10/45(b)	4,841	4,705,967
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,779,105
Series 2007-LD11, Class C 6.007%, 6/15/49(b)	7,760	7,354,596
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class A2 5.84%, 7/15/44(b)	9,000	9,096,866
Series 2007-C3, Class C 6.134%, 7/15/44(b)	10,000	9,943,400
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,106,726
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,163,362
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,381,103
Series 2005-C7, Class XCL 0.094%, 11/15/40(b)(c)(d)	212,017	1,938,831
Series 2006-C1, Class XCL 0.081%, 2/15/41(b)(c)(d)	288,740	3,188,897
Series 2006-C6, Class A2 5.262%, 9/15/39	10,000	9,898,174
Series 2007-C1, Class A2 5.318%, 2/15/40	8,430	8,345,037
Morgan Stanley Capital I Series 2006-T21, Class X 0.273%, 10/12/52(b)(c)(d)	171,857	2,467,260
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	921	922,468

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A2 5.275%, 11/15/48	$13,100	$12,986,749
Series 2007-C30, Class A3 5.246%, 12/15/43	7,000	6,893,095
Series 2007-C32, Class C 5.929%, 6/15/49(b)	7,500	7,156,800

		189,091,453

Non-Agency Adjustable Rate CMBS – 2.8%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 5.921%, 3/15/22(a)(c)	2,500	2,500,000
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 5.711%, 4/15/17(a)(c)	469	469,117
Series 2005-FL11, Class D 5.951%, 11/15/17(a)(c)	1,808	1,807,659
Series 2007-FL14, Class C 5.805%, 6/15/22(a)(c)	7,333	7,295,839
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 6.081%, 10/15/21(a)(c)	4,900	4,897,456
Series 2007-TFLA, Class A2 5.731%, 2/15/22(a)(c)	8,000	7,975,200
CS First Boston Mortgage Securities Corp. Series 2005-TF2A, Class F 6.111%, 9/15/20(a)(c)	1,435	1,436,529
Series 2005-TF2A, Class G 6.161%, 9/15/20(a)(c)	1,435	1,433,773
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 5.921%, 10/15/17(a)(c)	2,400	2,400,003
Morgan Stanley Capital I Series 2005-XLF, Class G 5.981%, 8/15/19(a)(c)	2,000	1,998,750
Series 2005-XLF, Class H 6.001%, 8/15/19(a)(c)	1,000	998,750
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 6.011%, 9/15/21(a)(c)	2,600	2,572,017

		35,785,093

Total Commercial Mortgage-Backed Securities (cost $226,860,046)		224,876,546

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED – U.S. AGENCIES – 13.3%
Agency Debentures – 11.6%
Federal Home Loan Bank 5.125%, 6/13/08	$18,520	$18,522,796
5.375%, 8/19/11	4,410	4,507,117
Federal Home Loan Mortgage Corp. Series 2005 3.875%, 6/15/08	16,380	16,228,551
Federal National Mortgage Association 5.00%, 2/16/12	23,435	23,643,876
5.75%, 2/15/08	42,335	42,418,739
Series 1999 6.625%, 9/15/09	17,500	18,143,965
Series 2004 4.25%, 5/15/09	24,175	23,971,567

		147,436,611

Agency Callables – 1.7%
Federal National Mortgage Association 4.90%, 11/28/07	8,650	8,657,268
Series 2006 5.00%, 2/27/08	13,210	13,221,964

		21,879,232

Total Government-Related – U.S. Agencies (cost $169,045,601)		169,315,843

MORTGAGE CMO’S – 9.9%
Non-Agency Fixed Rate – 5.6%
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF3 4.871%, 8/25/35	5,000	4,967,316
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37	9,673	9,605,897
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(b)	2,405	2,407,671
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.059%, 6/26/35(b)(c)	3,111	3,092,910
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(b)	1,781	1,744,363
Series 2005-A9, Class 2A1A 5.159%, 12/25/35(b)	4,519	4,461,479

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(b)	$6,125	$6,132,307
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	15,732	15,896,073
Series 2007-QS1, Class 2A10 6.00%, 1/25/37	6,023	6,042,530
Residential Asset Mortgage Products, Inc. Series 2004-SL2, Class A2 6.50%, 10/25/31	5,016	5,014,160
Washington Mutual Mortgage Pass Through Series 2007-HY4, Class 2A2 5.746%, 4/25/37(a)	8,953	8,869,402
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(b)	2,649	2,632,911

		70,867,019

Non-Agency Adjustable Rate – 3.7%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 5.975%, 2/25/36(a)	4,155	3,509,064
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 7.075%, 9/25/45(a)	149	149,511
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 6.027%, 12/25/35(a)	1,521	1,518,120
Series 2006-OA14, Class 3A1 5.855%, 11/25/46(a)	2,250	2,204,604
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 5.51%, 8/25/47(a)	3,024	2,931,624
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 5.815%, 8/25/35(a)	163	154,885
Homebanc Mortgage Trust Series 2005-4, Class A2 5.835%, 10/25/35(a)	4,651	4,271,272
Merrill Lynch First Franklin Mtg Ln Trust Series 2007-3, Class A2B 5.635%, 6/25/37(a)	4,060	3,993,392
Merrill Lynch Mortgage Investors, Inc. Series 2004-A, Class A1 5.735%, 4/25/29(a)	152	152,404

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	Principal Amount (000)	U.S. $ Value

MortgageIT Trust Series 2005-4, Class M1 5.955%, 10/25/35(a)	$1,817	$1,772,915
Sequoia Mortgage Trust Series 2007-3, Class 1A1 5.52%, 7/20/36(a)	4,520	4,479,184
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 5.955%, 6/25/36(a)	2,000	1,761,540
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 5.735%, 5/25/35(a)	267	265,336
Series 2005-9, Class 2A1 6.905%, 5/25/35(a)	1,264	1,261,854
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 5.868%, 10/19/34(a)	911	888,743
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class E 6.011%, 6/15/20(a)(c)	2,725	2,725,000
Washington Mutual, Inc. Series 2006-AR11, Class 1A 6.465%, 9/25/46(a)	4,257	4,234,215
Series 2006-AR11, Class 3A1A 6.425%, 9/25/46(a)	1,568	1,532,087
Series 2006-AR4, Class 1A1B 5.945%, 5/25/46(a)	1,841	1,831,033
Series 2006-AR9, Class 1AB2 5.614%, 8/25/46(a)	4,575	4,479,036
Series 2007-OA1, Class A1A 5.583%, 2/25/47(a)	3,705	3,592,873

		47,708,692

Agency Adjustable Rate – 0.6%
Federal National Mortgage Association Series 2003-52, Class FV 6.505%, 5/25/31(a)	4,334	4,384,308
Series 2003-W13, Class AV2 5.785%, 10/25/33(a)	653	652,328
Freddie Mac Reference REMIC Series 2006-R008, Class FK 5.74%, 7/15/23(a)	2,049	2,043,559

		7,080,195

Total Mortgage CMO’s (cost $127,909,269)		125,655,906

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 9.8%
Home Equity Loans – Floating Rate – 4.7%
ACE Securities Corp. Series 2003-OP1, Class A2 5.865%, 12/25/33(a)	$18	$16,373
BNC Mortgage Loan Trust Series 2007-2, Class M5 6.405%, 5/25/37(a)	1,200	893,784
Series 2007-3, Class A3 5.635%, 7/25/37(a)	4,435	4,330,201
Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 5.625%, 6/25/30(a)	2,500	2,440,950
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 5.795%, 6/25/34(a)	83	76,079
Home Equity Mortgage Trust Series 2005-3, Class M1 6.045%, 11/25/35(a)	800	680,000
Household Home Equity Loan Trust Series 2006-1, Class M1 5.818%, 1/20/36(a)	2,090	1,946,877
Series 2007-2, Class A2V 5.48%, 7/21/36(a)	2,800	2,687,563
HSI Asset Securitization Corp. Series 2006-OPT1, Class 2A1 5.585%, 12/25/35(a)	2,784	2,767,038
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 5.665%, 7/25/37(a)	3,350	3,295,563
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 5.705%, 6/25/37(a)(c)	3,700	3,643,923
Lehman XS Trust Series 2005-2, Class 1M1 6.005%, 8/25/35(a)	5,000	4,228,100
Series 2006-1, Class 1M1 5.955%, 2/25/36(a)	4,000	3,353,120
Series 2007-2N, Class M1 5.66%, 2/25/37(a)	3,600	2,956,176
Master Asset Backed Securities Trust Series 2004-HE1, Class A1 5.905%, 9/25/34(a)	598	589,117
Series 2006-WMC1, Class A2 5.615%, 2/25/36(a)	2,000	1,968,095
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 5.635%, 6/25/37(a)	3,100	3,054,470

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	Principal Amount (000)	U.S. $ Value

Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 5.45%, 4/25/37(a)	$4,107	$4,075,280
Novastar Home Loan Equity Series 2007-2, Class A2B 5.665%, 9/25/37(a)	3,125	3,082,031
Series 2007-2, Class M1 5.65%, 9/25/37(a)	4,900	4,138,932
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 5.605%, 7/25/36(a)	4,215	4,152,433
Soundview Home Equity Loan Trust Series 2007-OPT1, Class M6 6.705%, 6/25/37(a)	1,100	825,165
Series 2007-OPT2, Class 2A2 5.635%, 7/25/37(a)	4,185	4,118,957

		59,320,227

Home Equity Loans – Fixed Rate – 3.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,873	2,712,995
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	507	493,552
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(b)	3,500	3,269,630
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	1,621	1,520,123
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	2,071,265
Series 2005-CB4, Class AF2 4.751%, 8/25/35	2,250	2,216,557
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(c)	1,800	1,784,394
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,741	2,730,133
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	5,500	5,491,704
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(e)	2,038	2,027,386

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-1, Class A2 5.30%, 5/25/36(e)	$4,010	$3,408,500
Series 2006-5, Class A1 5.50%, 1/25/37	3,255	2,992,791
Household Home Equity Loan Trust Series 2006-4, Class A2F 5.32%, 3/20/36	1,285	1,275,379
Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,576,761
Series 2007-2, Class A2F 5.69%, 7/21/36	4,600	4,568,846
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)	482	456,436
Residential Asset Mortgage Products, Inc. Series 2004-RS4, Class AI4 4.911%, 4/25/34(b)	21	21,047
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/47(b)(c)	2,655	2,651,363
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(c)(d)	12,013	2,777,917

		50,046,779

Other – Floating Rate – 0.8%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 8/06/47(a)(c)*	1,875	1,312,500
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/52(a)(c)*	645	335,400
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 6.01%, 4/09/47(a)(c)*	3,600	1,800,576
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 5.42%, 2/25/42(a)(c)	3,600	3,472,920
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(a)(c)*	1,100	330,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.459%, 2/25/47(a)(c)*	1,865	1,691,089
SLM Student Loan Trust Series 2005-10, Class A2 5.37%, 4/27/15(a)	1,054	1,053,518

		9,996,003

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Autos – Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 5.405%, 4/22/13(a)	$4,360	$4,328,686

Other – Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,599,184

Autos – Fixed Rate – 0.0%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08	1	1,305

Total Asset-Backed Securities (cost $134,817,906)		125,292,184

U.S. TREASURIES – 7.2%
U.S. Treasury Notes 3.50%, 8/15/09	66,705	65,834,700
4.875%, 5/31/11	24,720	25,285,865

Total U.S. Treasuries (cost $89,809,548)		91,120,565

CORPORATES – INVESTMENT GRADES – 3.2%
Financial Institutions – 1.7%
Banking – 0.3%
UBS Preferred Funding Trust I 8.622%, 10/29/49(b)	3,885	4,251,814

Finance – 1.1%
American General Finance Corp. 5.80%, 8/17/11(a)	9,500	9,458,931
Capital One Financial 6.00%, 9/10/09(a)	4,800	4,753,618

		14,212,549

REITS – 0.3%
Simon Property Group LP 6.375%, 11/15/07	3,804	3,803,646

		22,268,009

Industrial – 1.5%
Capital Goods – 0.4%
Waste Management, Inc. 6.50%, 11/15/08	5,623	5,688,176

Communications – Media – 0.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	7,340	7,527,485

Consumer Cyclical – Automotive – 0.1%
DaimlerChrysler North America 4.875%, 6/15/10	1,210	1,190,091

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
Safeway, Inc. 6.50%, 11/15/08	$4,495	$4,556,339

		18,962,091

Total Corporates – Investment Grades (cost $41,439,232)		41,230,100

INFLATION-LINKED SECURITIES – 2.5%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS)(f) (cost $31,643,899)	31,232	31,663,678

	Shares
SHORT-TERM INVESTMENTS – 10.5%
Investment Companies – 10.5%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(g) (cost $133,091,432)	133,091,432	133,091,432

Total Investments – 105.3% (cost $1,351,400,885)		1,339,033,922
Other assets less liabilities – (5.3)%		(66,957,893)

Net Assets – 100.0%		$1,272,076,029

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10yr Future	29	December 2007	$3,160,467	$3,162,359	$1,892

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(b)	Variable rate coupon, rate shown as of August 31, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $76,545,396 or 6.0% of net assets.

(d)	IO – Interest Only

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2007.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open future contracts. The market value of this security amounted to $712,500.

(g)	Investment in affiliated money market mutual fund.

*	Illiquid securities.

Currency	Abbreviations:

Glossary:

TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Portfolio’s total exposure to subprime investments was 8.69%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A1 for additional details).

See notes to financial statements.

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INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 38.0%
Fixed Rate 30-Year – 29.9%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	$7,350	$6,806,985
Series 2007 7.00%, 2/01/37(a)	103	106,314
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	5,716	5,293,787
Series 2006 4.50%, 1/01/36-5/01/36(a)	199	184,148
6.00%, 7/01/36-11/01/36(a)	37,392	37,371,368
7.00%, 8/01/36-10/01/36(a)	1,748	1,795,166
Series 2007 6.00%, 7/01/37-8/01/37(a)	11,303	11,294,603
7.00%, 2/01/37(a)	16,435	16,882,078
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	11,190	10,674,103
5.50%, 4/01/33-7/01/33(a)	24,539	24,035,812
Series 2004 5.50%, 4/01/34-11/01/34(a)	17,839	17,460,354
Series 2005 4.50%, 9/01/35-12/01/35(a)	9,428	8,722,936
5.50%, 2/01/35-7/01/35(a)	18,843	18,436,209
6.00%, 4/01/35(a)	15,277	15,318,064
6.50%, 11/01/35(a)	62	63,450
Series 2006 5.00%, 1/01/36-2/01/36(a)	26,814	25,528,366
5.50%, 1/01/36-11/01/36(a)	118,400	115,744,405
6.50%, 2/01/36-1/01/37(a)	58,830	59,723,051
Series 2007 4.50%, 7/01/37-8/01/37(a)	5,602	5,181,062
5.50%, 5/01/36(a)	25,902	25,321,928
6.00%, 4/01/37-8/01/37(a)	19,459	19,438,703
6.50%, 2/01/37-8/01/37(a)	52,575	53,369,948

		478,752,840

Agency ARMS – 4.0%
Federal Home Loan Mortgage Corp. Series 2006 5.833%, 12/01/36(a)(b)	32,585	32,767,551
Series 2007 5.997%, 2/01/37(a)(b)	6,570	6,626,081
Federal National Mortgage Association Series 2006 4.41%, 8/01/34(a)(b)	3,549	3,565,527

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.465%, 5/01/36(a)(b)	$1,256	$1,259,898
5.804%, 3/01/36(a)(b)	4,463	4,503,114
5.923%, 6/01/36(a)(b)	3,237	3,272,361
Series 2007 5.773%, 1/01/37(a)(b)	7,083	7,134,161
5.79%, 8/01/37(a)(b)	5,250	5,431,844

		64,560,537

Fixed Rate 15-Year – 2.3%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21(a)	3,101	3,029,181
Federal National Mortgage Association Series 2005 5.00%, 4/01/19-9/01/20(a)	12,109	11,883,829
Series 2006 5.00%, 3/01/20-12/01/21(a)	15,535	15,179,375
Series 2007 5.00%, 2/01/22-6/01/22(a)	5,939	5,798,850

		35,891,235

Non-Agency ARMS – 1.8%
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/47(a)(b)	6,364	6,313,213
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.45%, 2/25/36(a)(c)	3,988	3,941,962
Series 2006-3, Class 22A1 6.25%, 5/25/36(a)(c)	1,918	1,916,545
Series 2007-1, Class 21A1 5.75%, 1/25/47(a)(c)	2,567	2,543,056
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(a)(c)	4,493	4,380,990
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(b)	4,896	4,971,770
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(a)(c)	2,288	2,277,758
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(a)(c)	2,880	2,808,703

		29,153,997

Total Mortgage Pass-Thru’s (cost $610,707,010)		608,358,609

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 14.8%
Industrial – 8.3%
Basic – 0.3%
The Dow Chemical Co. 7.375%, 11/01/29(a)	$220	$241,583
International Paper Co. 5.30%, 4/01/15(a)	2,625	2,520,026
Lubrizol Corp. 4.625%, 10/01/09(a)	805	792,881
Westvaco Corp. 8.20%, 1/15/30(a)	670	699,954
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,091,372

		5,345,816

Capital Goods – 0.6%
Boeing Capital Corp. 4.75%, 8/25/08(a)	1,615	1,604,501
6.50%, 2/15/12(a)	205	218,344
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(d)	1,449	1,580,449
Textron Financial Corp. 4.125%, 3/03/08(a)	2,610	2,592,633
Textron, Inc. 6.375%, 11/15/08(a)	875	884,486
Tyco International Group, SA 6.00%, 11/15/13(a)	1,250	1,257,771
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,479,603

		9,617,787

Communications – Media – 1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	501,490
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(d)	2,325	2,298,374
Comcast Cable Communications Holdings, Inc. 8.375%, 3/15/13(a)	940	1,051,460
9.455%, 11/15/22(a)	1,731	2,188,815
Comcast Cable Communications LLC 6.875%, 6/15/09(a)	1,463	1,501,363
Comcast Corp. 5.30%, 1/15/14(a)	2,253	2,183,982
5.50%, 3/15/11(a)	2,767	2,766,162
News America, Inc. 6.55%, 3/15/33(a)	1,383	1,361,974
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	670,468

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23(a)	$3,190	$3,687,563
WPP Finance Corp. 5.875%, 6/15/14(a)	886	909,369

		19,121,020

Communications – Telecommunications – 2.6%
AT&T Corp. 8.00%, 11/15/31(a)	295	351,035
British Telecommunications PLC 8.375%, 12/15/10(a)	4,581	5,024,482
Embarq Corp. 6.738%, 6/01/13(a)	210	218,496
7.082%, 6/01/16(a)	5,970	6,156,700
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	2,435	2,622,639
8.75%, 3/01/31(a)	1,429	1,781,350
Pacific Bell 6.625%, 10/15/34(a)	3,900	3,897,391
Qwest Corp. 7.875%, 9/01/11(a)	3,735	3,907,744
8.875%, 3/15/12(a)	2,780	3,009,350
Sprint Capital Corp. 8.375%, 3/15/12(a)	3,219	3,556,924
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,702,788
6.375%, 11/15/33(a)	375	357,825
Verizon Communications, Inc. 4.90%, 9/15/15(a)	1,590	1,508,717
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,200	2,234,942
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,013,809

		41,344,192

Consumer Cyclical – Automotive – 0.0%
DaimlerChrysler North America 4.875%, 6/15/10(a)	698	686,515

Consumer Cyclical – Other – 0.7%
Centex Corp. 5.45%, 8/15/12(a)	4,085	3,766,395
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	2,676	2,706,991
7.875%, 5/01/12(a)	2,826	3,022,791
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	343,267
6.875%, 11/15/12(a)	1,055	1,047,105

		10,886,549

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.0%
Altria Group, Inc. 7.75%, 1/15/27(a)	$2,120	$2,579,637
Bunge Ltd Finance Corp. 5.10%, 7/15/15(a)	1,711	1,563,476
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(d)	3,480	3,337,599
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	688,104
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	3,241	3,175,286
6.75%, 8/15/14(a)	1,166	1,166,320
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,180,600
The Kroger Co. 6.80%, 12/15/18(a)	1,100	1,148,293
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,862,907
7.625%, 6/01/16(a)	3,655	3,827,834
Safeway, Inc. 4.125%, 11/01/08(a)	683	675,126
6.50%, 3/01/11(a)	453	471,126
Tyson Foods, Inc. 6.85%, 4/01/16(a)	3,785	3,948,213
Wyeth 5.50%, 2/01/14(a)	2,212	2,210,237

		31,834,758

Energy – 0.4%
Amerada Hess Corp. 7.875%, 10/01/29(a)	2,273	2,592,702
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(d)	380	368,600
Valero Energy Corp. 6.875%, 4/15/12(a)	2,588	2,731,463

		5,692,765

Technology – 0.5%
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,592,300
Series B 6.50%, 8/01/13(a)	3,745	3,743,322
IBM Corp. 4.375%, 6/01/09(a)	455	452,572
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,737,369
7.50%, 5/15/25(a)	290	296,855
7.625%, 11/15/10(a)	146	155,131

		7,977,549

		132,506,951

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.8%
Banking – 1.6%
Barclays Bank PLC 8.55%, 9/29/49(a)(c)(d)	$961	$1,066,363
Citigroup, Inc. 4.625%, 8/03/10(a)	2,357	2,330,877
5.50%, 6/09/09(a)(b)	421	421,941
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,812	1,811,369
Huntington National Bank 4.375%, 1/15/10(a)	517	510,714
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	4,225	4,406,722
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,349,109
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	770	734,922
RBS Capital Trust III 5.512%, 9/29/49(a)(c)	562	531,120
Resona Bank Ltd. 5.85%, 4/15/16(a)(c)(d)	330	313,036
Resona Preferred Global Securities 7.191%, 12/30/49(a)(c)(d)	619	622,461
Bank of Tokyo-Mitsubishi UFJ 7.40%, 6/15/11(a)	170	182,420
Suntrust Bank Series CD 5.70%, 6/02/09(a)(b)	591	589,651
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)(c)	1,825	1,997,313
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,980,793
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,207,293
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	2,118,607
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,768,049
Zions Bancorporation 5.50%, 11/16/15(a)	1,420	1,371,710

		26,314,470

Brokerage – 0.6%
The Bear Stearns Cos, Inc. 5.55%, 1/22/17(a)	4,125	3,797,805
Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	1,876	1,774,460
5.125%, 1/15/15(a)	1,590	1,508,646

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	$1,065	$991,935
6.50%, 7/19/17(a)	1,315	1,294,667

		9,367,513

Finance – 1.9%
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,603,829
Capital One Financial Corp. 4.80%, 2/21/12(a)	665	628,666
CIT Group, Inc. 5.85%, 9/15/16(a)	3,790	3,335,484
Core Investment Grade Trust 4.642%, 11/30/07(a)(c)	3,882	3,869,427
Countrywide Financial Corp. 5.80%, 6/07/12(a)	1,233	1,158,699
6.25%, 5/15/16(a)	3,256	2,889,625
Countrywide Home Loans, Inc. 4.00%, 3/22/11(a)	1,503	1,345,209
4.25%, 12/19/07(a)	1,855	1,832,714
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	869,043
4.375%, 11/21/11(a)	1,213	1,177,580
6.75%, 3/15/32(a)	3,134	3,442,342
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,831,315
7.00%, 5/15/12(a)	2,095	2,210,676
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,019	945,066

		31,139,675

Insurance – 0.6%
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	1,012,989
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,627,716
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,098,194
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(d)	993	975,386
WellPoint, Inc. 3.50%, 9/01/07(a)	2,200	2,200,000
3.75%, 12/14/07(a)	412	409,553
4.25%, 12/15/09(a)	2,555	2,508,422

		9,832,260

REITS – 0.1%
Simon Property Group LP 6.375%, 11/15/07(a)	1,015	1,014,906

		77,668,824

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 1.2%
Electric – 1.1%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	$3,155	$3,306,926
CE Electric UK Funding Co. 6.995%, 12/30/07(a)(d)	700	704,278
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	734	727,812
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,343,069
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,342,649
Series C 7.375%, 11/15/31(a)	1,436	1,582,544
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	1,763	1,798,923
Nisource Finance Corp. 7.875%, 11/15/10(a)	1,656	1,758,894
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,623,039
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	606,321
Public Service Company of Colorado 7.875%, 10/01/12(a)	874	970,441
TXU Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(d)	1,447	1,469,653

		17,234,549

Natural Gas – 0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	538,828
Enterprise Products Operating L.P. Series B 5.60%, 10/15/14(a)	1,278	1,253,026

		1,791,854

		19,026,403

Non Corporate Sectors – 0.5%
Agencies – Not Government Guaranteed – 0.5%
Gaz Capital For Gazprom 6.212%, 11/22/16(d)	7,890	7,632,786

Total Corporates – Investment Grades (cost $240,142,163)		236,834,964

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED – SOVEREIGNS – 11.8%
Japan Government Series 253 0.80%, 2/15/09(a)	JPY	2,230,000	$19,253,033
Series 283 1.80%, 9/20/16(a)		2,577,650	22,757,273
Series 48 0.70%, 6/20/10(a)		5,612,250	48,103,511
Series 63 1.20%, 3/20/12(a)		8,016,650	69,513,889
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	171,965	15,757,873
Government of Sweden Series 1043 5.00%, 1/28/09(a)	SEK	93,350	13,700,816

Total Government-Related – Sovereigns (cost $180,054,304)			189,086,395

U.S. TREASURIES – 11.2%
U.S. Treasury Bonds 4.50%, 2/15/36(a)(e)		$66,290	62,835,694
U.S. Treasury Notes 4.875%, 5/31/08-5/31/11(a)		115,290	115,816,165

Total U.S. Treasuries (cost $176,395,073)			178,651,859

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.8%
Non-Agency Fixed Rate CMBS – 8.2%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		864	870,748
Series 2004-4, Class A3 4.128%, 7/10/42(a)		1,035	1,009,366
Series 2004-6, Class A2 4.161%, 12/10/42(a)		3,865	3,763,158
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)(c)		2,500	2,408,937
Series 2005-T18, Class A4 4.933%, 2/13/42(a)(c)		4,235	3,975,606
Series 2006-PW12, Class A4 5.895%, 9/11/38(a)(c)		2,285	2,305,615

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	$899	$885,638
Series 2004-C1, Class A4 4.75%, 1/15/37(a)(c)	1,815	1,734,122
Series 2005-C1, Class A4 5.014%, 2/15/38(a)(c)	1,516	1,441,038
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)(c)	2,095	2,120,278
Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	6,354,432
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,206,948
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,027,558
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,777,523
Greenwich Capital Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	3,800	3,717,839
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,653,032
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)(c)	1,846	1,782,734
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,755,076
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,420	1,390,469
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)(c)	7,100	7,143,365
Series 2007-LD11, Class A2 5.992%, 6/15/49(a)(c)	9,010	9,087,844
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,577,708
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,250,571
Series 2004-C4, Class A4 5.295%, 6/15/29(a)(c)	6,015	5,972,247
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,055,278

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005-C1, Class A4 4.742%, 2/15/30(a)	$4,209	$3,969,195
Series 2005-C7, Class A4 5.197%, 11/15/30(a)(c)	2,380	2,301,491
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	6,332,414
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	6,005	5,860,205
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.417%, 11/12/37(a)(c)	2,100	2,047,205
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,195,800
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(c)	5,385	5,384,352
Series 2006-2, Class A4 6.105%, 6/12/46(a)(c)	3,075	3,129,287
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,288,682
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	5,012,106
Series 2007-T27, Class A4 5.804%, 6/11/42(a)(c)	9,860	9,865,385

		131,653,252

Non-Agency Adjustable Rate CMBS – 0.6%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 5.81%, 3/06/20(a)(b)(d)	1,855	1,817,900
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44(a)(c)	1,720	1,694,186
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, 7/15/40(a)(c)	5,725	5,775,094

		9,287,180

Total Commercial Mortgage-Backed Securities (cost $142,615,537)		140,940,432

GOVERNMENT-RELATED – NON-U.S. ISSUERS – 3.8%
Sovereigns – 3.7%
United Mexican States 5.625%, 1/15/17(a)	22,748	22,748,000
7.50%, 1/14/12(a)	7,030	7,606,460

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Russian Federation 7.50%, 3/31/30(a)(d)(f)	$19,931	$22,123,238
Republic of South Africa 5.875%, 5/30/22(a)	7,325	7,086,937

		59,564,635

Agencies – 0.1%
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,314,058

Total Government-Related – Non-U.S. Issuers (cost $60,589,430)		60,878,693

ASSET-BACKED SECURITIES – 2.5%
Home Equity Loans – Floating Rate – 1.5%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 6.07%, 12/25/32(a)(b)	870	868,195
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 5.655%, 4/25/22(a)(b)	98	98,156
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 5.775%, 5/25/37(a)(b)	3,715	3,134,308
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(f)	1,805	1,790,448
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 5.675%, 12/25/35(a)(b)	2,190	2,166,436
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 5.798%, 1/20/35(a)(b)	1,286	1,247,273
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 4.685%, 1/25/36(a)(b)	757	753,390
Lehman XS Trust Series 2005-4, Class 1M1 6.005%, 10/25/35(a)(b)	4,865	4,094,725
Master Asset Backed Securities Trust Series 2004-HE1, Class A1 5.905%, 9/25/34(a)(b)	604	595,467
Option One Mortgage Loan Trust Series 2006-3, Class M1 5.735%, 2/25/37(a)(b)	1,785	1,627,688
RAAC Series Series 2006-SP3, Class A1 5.40%, 8/25/36(a)(b)	1,400	1,389,390

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 5.675%, 3/25/35(a)(b)	$892	$883,639
Series 2005-RZ1, Class A2 5.705%, 4/25/35(a)(b)	1,899	1,871,025
Saxon Asset Securities Trust Series 2005-4, Class A2B 5.685%, 11/25/37(a)(b)	1,402	1,398,262
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 5.585%, 12/25/36(a)(b)	872	866,458
Structured Asset Investment Loan Trust Series 2006-1, Class A1 5.585%, 1/25/36(a)(b)	1,410	1,406,207

		24,191,067

Other-Floating Rate – 0.4%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 8/06/47(a)(b)(d)*	3,500	2,450,000
Cairn Mezzanine ABS CDO PLC Series 2007-3A, Class A2B 6.15%, 8/13/47(a)(b)(d)*	1,450	1,015,000
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/46(a)(b)(d)*	910	473,200
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(a)(b)(d)*	1,775	532,500
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.459%, 2/25/47(a)(b)(d)*	2,220	2,012,985
SLM Student Loan Trust Series 2003-C, Class A1 5.46%, 9/15/16(a)(b)	650	650,559

		7,134,244

Home Equity Loans – Fixed Rate – 0.3%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)(f)	818	715,018
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)(f)	1,212	1,205,945
Series 2006-1, Class A2 5.30%, 5/25/36(a)(f)	1,040	884,000
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	1,152	1,137,755

		3,942,718

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards – Floating Rate – 0.2%
American Express Credit Account Master Trust Series 2005-1, Class A 5.641%, 10/15/12(a)(b)	$1,298	$1,291,922
Discover Card Master Trust I Series 2004-1, Class A 5.641%, 4/16/10(a)(b)	2,457	2,456,823

		3,748,745

Other – Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(d)	1,000	999,490

Autos – Fixed Rate – 0.0%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08(a)	7	7,164

Total Asset-Backed Securities (cost $45,210,343)		40,023,428

MORTGAGE CMO’S – 2.1%
Non-Agency Fixed Rate – 1.4%
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37(a)	5,062	5,027,385
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.059%, 6/26/35(a)(c)(d)	3,882	3,845,674
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37(a)	4,009	4,050,789
Series 2007-QS1, Class 2A10 6.00%, 1/25/37(a)	5,011	5,027,314
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(a)(c)	4,168	4,143,006

		22,094,168

Non-Agency Adjustable Rate – 0.7%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 6.027%, 2/25/37(a)(b)	1,815	1,811,539
Series 2006-OA14, Class 3A1 5.855%, 11/25/46(a)(b)	5,147	5,043,593
Countrywide Home Loan Series 2004-25, Class M1 6.035%, 2/25/35(a)(b)	3,593	3,256,019
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 5.615%, 3/25/36(a)(b)	757	750,806

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Mutual, Inc. Series 2005-AR2, Class 2A22 5.725%, 1/25/45(a)(b)	$ 41	$40,776

		10,902,733

Agency Adjustable Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 6.149%, 5/28/35(a)(b)	392	365,433

Total Mortgage CMO’s (cost $33,783,253)		33,362,334

CORPORATES – NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Basic – 0.1%
Packaging Corp. of America 5.75%, 8/01/13(a) (cost $1,078,424)	1,099	1,095,805

	Shares
SHORT-TERM INVESTMENTS – 7.2%
Investment Companies – 7.2%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(g) (cost $114,983,655)	114,983,655	114,983,655

Total Investments – 100.3% (cost $1,605,559,192)		1,604,216,174
Other assets less liabilities – (0.3)%		(4,564,448)

Net Assets – 100.0%		$1,599,651,726

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$20,120	11/02/07	3 Month LIBOR	4.814%	$203,723
Lehman Brothers	23,000	1/23/08	3 Month LIBOR	4.777%	(89,635)
Lehman Brothers	10,000	12/04/11	3 Month LIBOR	4.850%	(44,363)

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond Future	470	December 2007	$52,314,588	$52,434,375	$119,787
U.S. T-Note 10yr Future	989	December 2007	107,782,845	107,847,359	64,514
Sold Contracts
U.S. T-Note 2yr Future	63	September 2007	12,827,208	12,981,938	(154,730)
U.S. T-Note 5yr Future	120	September 2007	12,466,527	12,813,750	(347,223)

					$(317,652)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swedish Krona settling 9/07/07	12,286	$1,781,768	$1,781,782	$14
Sale Contracts:
Japanese Yen settling 9/10/07	18,436,575	155,441,245	159,449,618	(4,008,373)
Japanese Yen settling 9/10/07	68,000	587,176	588,101	(925)
Mexican Peso settling 9/26/07	174,208	15,621,236	15,770,832	(149,596)
Swedish Krona settling 9/07/07	108,173	16,085,372	15,687,965	397,407

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,489,232,519.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(c)	Variable rate coupon, rate shown as of August 31, 2007.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $55,638,972 or 3.5% of net assets.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,564,020.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2007.

(g)	Investment in affiliated money market mutual fund.

*	Illiquid securities.

Currency	Abbreviations:

JPY	– Japanese Yen
MXN	– Mexican Peso
SEK	– Swedish Krona

Glossary:

LIBOR	– London Interbank Offered Rates

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Portfolio’s total exposure to subprime investments was 1.78%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A1 for additional details).

See notes to financial statements.

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.8%
U.S. Treasury Notes 0.875%, 4/15/10 (TIPS)	$28,483	$27,227,989
1.625%, 1/15/15 (TIPS)	81,270	76,971,396
1.875%, 7/15/13-7/15/15 (TIPS)	98,363	95,553,113
2.00%, 1/15/14-1/15/16 (TIPS)	89,843	87,652,496
2.375%, 1/15/17 (TIPS)	68,288	68,202,550
3.00%, 7/15/12 (TIPS)	65,897	68,018,067
3.375%, 1/15/12 (TIPS)	72,170	75,260,053
3.50%, 1/15/11 (TIPS)	48,414	50,123,888
3.875%, 1/15/09 (TIPS)	26,595	26,962,742
4.25%, 1/15/10 (TIPS)	51,347	53,332,197

Total Inflation-Linked Securities (cost $636,040,616)		629,304,491

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(a) (cost $8,150,947)	8,150,947	8,150,947

Total Investments – 99.1% (cost $644,191,563)		637,455,438
Other assets less liabilities – 0.9%		6,093,647

Net Assets – 100.0%		$643,549,085

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 88.2%
Industrial – 63.2%
Basic – 7.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$633,988
Basell AF SCA 8.375%, 8/15/15(a)(b)	1,445	1,286,050
Citigroup (JSC Severstal) Series REGS 9.25%, 4/19/14(a)(b)	1,938	2,084,842
Equistar Chemicals Funding LP 10.125%, 9/01/08(a)	787	816,513
10.625%, 5/01/11(a)	356	375,580
Evraz Group, SA 8.25%, 11/10/15(a)(b)	1,369	1,355,310
FMG Finance Pty Ltd. 10.625%, 9/01/16(a)(b)	2,000	2,290,000
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	3,880	4,132,200
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	855,225
7.125%, 1/15/17(a)(b)	1,095	1,029,300
Hexion Us Fin/nova Scoti 9.75%, 11/15/14(a)	525	567,000
10.058%, 11/15/14(a)(c)	525	535,500
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,180,850
Huntsman LLC 11.50%, 7/15/12(a)	801	871,087
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,449,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	615,825
Lyondell Chemical Co. 8.00%, 9/15/14(a)	1,290	1,402,875
8.25%, 9/15/16(a)	3,575	4,004,000
The Mosaic Co. 7.625%, 12/01/16(a)(b)	2,875	2,946,875
NewMarket Corp. 7.125%, 12/15/16(a)	615	584,250
NewPage Corp. 10.00%, 5/01/12(a)	797	824,895
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	834,750
Series B 6.875%, 3/15/13(a)	1,815	1,810,462

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Domtar, Inc. 7.125%, 8/15/15(a)	$2,500	$2,325,000

		34,811,377

Capital Goods – 7.1%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	270	257,850
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,578,955
6.875%, 6/01/17(a)	1,430	1,387,100
Series B 7.125%, 5/15/16(a)	2,053	2,042,735
7.375%, 4/15/14(a)	820	799,500
Associated Materials, Inc. 11.25%, 3/01/14(a)(d)	1,635	1,066,837
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,580	1,576,050
10.25%, 3/01/16(a)	555	532,800
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,879,325
8.00%, 11/15/14(a)(b)	2,120	2,189,655
Case Corp. 7.25%, 1/15/16(a)	2,935	2,964,350
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	3,019,900
Crown Americas 7.625%, 11/15/13(a)	1,500	1,507,500
Goodman Global Holdings, Inc. 7.875%, 12/15/12(a)	992	982,080
L-3 Communications Corp. 5.875%, 1/15/15	1,828	1,732,030
Owens Brockway Glass Container, Inc. 8.875%, 2/15/09(a)	1,715	1,742,869
Series $ 6.75%, 12/01/14(a)	2,530	2,441,450
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	640	649,600
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(a)(e)(f)(g)	453	56,691
Sequa Corp. 9.00%, 8/01/09(a)	601	622,035
Trinity Industries, Inc. 6.50%, 3/15/14(a)	2,100	1,984,500
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	643,200
7.00%, 2/15/14(a)	485	494,700
7.75%, 11/15/13(a)	2,075	2,137,250

		35,288,962

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications – Media – 10.9%
Allbritton Communications Co. 7.75%, 12/15/12(a)	$1,351	$1,320,602
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	2,000	2,080,000
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	1,637	1,567,428
CCH I Holdings LLC 11.75%, 5/15/14(a)	6,257	5,568,730
CCH I LLC 11.00%, 10/01/15(a)	1,000	980,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	4,519	3,524,820
5.75%, 1/15/13(a)	1,641	1,353,825
CSC Holdings, Inc. 7.625%, 7/15/18(a)	1,535	1,408,363
7.875%, 2/15/18(a)	640	600,000
Series WI 6.75%, 4/15/12(a)	2,565	2,423,925
Dex Media East LLC 12.125%, 11/15/12(a)	641	684,268
Dex Media West LLC Series B 8.50%, 8/15/10(a)	444	449,550
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,311	3,095,785
EchoStar DBS Corp. 6.375%, 10/01/11(a)	1,080	1,061,100
6.625%, 10/01/14(a)	3,595	3,478,163
7.125%, 2/01/16(a)	850	830,875
Idearc, Inc. 8.00%, 11/15/16(a)	1,710	1,688,625
Insight Communications Co., Inc. 12.25%, 2/15/11(a)	1,612	1,658,345
Insight Midwest LP 9.75%, 10/01/09(a)	379	379,000
Insight Midwest LP/Insight Capital, Inc. 9.75%, 10/01/09(a)	173	173,000
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	2,812	2,942,055
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	1,274	1,281,962
Lamar Media Corp. 6.625%, 8/15/15(a)	475	453,625

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Liberty Media Corp. 5.70%, 5/15/13(a)	$545	$503,857
7.875%, 7/15/09(a)	350	362,071
8.25%, 2/01/30(a)	530	514,100
LIN Television Corp. 6.50%, 5/15/13(a)	725	681,500
Quebecor Media, Inc. 7.75%, 3/15/16(a)	2,755	2,620,694
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	764	782,145
10.375%, 9/01/14(a)(b)	473	514,979
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(a)	705	664,462
Series A-2 6.875%, 1/15/13(a)	748	704,990
Series A-3 8.875%, 1/15/16(a)	2,000	2,050,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	515,025
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,157,275
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	982,000
WMG Holdings Corp. 9.50%, 12/15/14(a)(d)	3,196	2,261,170
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	840	798,000

		54,116,314

Communications – Telecommunications – 6.7%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	2,255,385
American Tower Corp. 7.125%, 10/15/12(a)	2,430	2,430,000
Citizens Communications Co. 6.25%, 1/15/13(a)	1,977	1,897,920
Cricket Communications, Inc. 9.375%, 11/01/14(a)	3,470	3,400,600
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,265,973
Dobson Cellular Systems, Inc. Series B 8.375%, 11/01/11(a)	620	655,650
Dobson Communications Corp. 8.875%, 10/01/13(a)	665	703,238

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Inmarsat Finance PLC 7.625%, 6/30/12(a)	$1,835	$1,890,050
10.375%, 11/15/12(d)	1,037	982,557
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	835	784,900
9.25%, 11/01/14(a)	5,095	4,903,937
12.25%, 3/15/13(a)	1,073	1,169,570
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	1,358	1,370,222
Series REGS 8.00%, 1/28/12(a)(b)	500	503,750
PanAmSat Corp. 9.00%, 8/15/14(a)	1,171	1,191,492
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,968,565
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	343,875
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	765,900
Windstream Corp. 8.125%, 8/01/13(a)	714	737,205
8.625%, 8/01/16(a)	810	846,450

		33,067,239

Consumer Cyclical – Automotive – 6.7%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	41,512
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	3,765,000
Ford Motor Credit Co. 4.95%, 1/15/08(a)	1,298	1,278,908
7.00%, 10/01/13(a)	2,524	2,247,791
8.11%, 1/13/12(a)(c)	2,785	2,550,528
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	2,291,401
6.875%, 9/15/11(a)	3,570	3,183,940
8.00%, 11/01/31(a)	1,870	1,679,941
General Motors Corp. 8.25%, 7/15/23(a)	4,155	3,313,613
8.375%, 7/15/33(a)	4,470	3,587,175
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)(b)	550	558,580
9.00%, 7/01/15(a)	1,307	1,352,745
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	1,148,800

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lear Corp. Series B 5.75%, 8/01/14(a)	$1,635	$1,332,525
8.50%, 12/01/13(a)	370	349,650
8.75%, 12/01/16(a)	3,010	2,784,250
Tenneco, Inc. 8.625%, 11/15/14(a)	465	460,350
Visteon Corp. 7.00%, 3/10/14(a)	1,795	1,346,250

		33,272,959

Consumer Cyclical – Other – 6.2%
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	732,394
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	552,120
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,287,395
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	550	550,000
Harrah’s Operating Co., Inc 5.625%, 6/01/15(a)	3,460	2,655,550
6.50%, 6/01/16(a)	2,600	2,047,500
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	384,037
Host Marriott LP Series Q 6.75%, 6/01/16(a)	2,935	2,854,287
KB HOME 6.375%, 8/15/11(a)	600	549,000
7.75%, 2/01/10(a)	410	387,450
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	745,710
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,719,820
7.625%, 1/15/17(a)	905	895,950
8.375%, 2/01/11(a)	2,179	2,228,027
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	1,216,988
NCL Corp. 10.625%, 7/15/14(a)	515	509,850
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,496,000
Six Flags, Inc. 9.625%, 6/01/14(a)	1,250	1,018,750
Station Casinos, Inc. 6.625%, 3/15/18(a)	395	317,975

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	$1,097	$1,107,970
Universal City Development Partners 11.75%, 4/01/10(a)	913	960,933
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	625,275
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,107	885,600
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14(a)	2,935	2,839,613

		30,568,194

Consumer Cyclical – Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15(a)	415	364,681

Consumer Cyclical – Retailers – 2.0%
Autonation, Inc. 7.36%, 4/15/13(a)(c)	175	164,500
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(a)	1,630	1,483,300
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	555	505,050
Couche-Tard, Inc. 7.50%, 12/15/13(a)	1,006	985,880
GSC Holdings Corp. 8.00%, 10/01/12(a)	2,070	2,132,100
Rite Aid Corp. 6.875%, 8/15/13(a)	2,400	1,968,000
9.25%, 6/01/13	870	804,750
9.375%, 12/15/15(a)(b)	100	91,000
9.50%, 6/15/17(a)(b)	1,919	1,741,492

		9,876,072

Consumer Non – Cyclical – 6.4%
Albertson’s, Inc. 7.45%, 8/01/29(a)	4,055	3,850,166
ARAMARK Corp. 8.50%, 2/01/15(a)	1,155	1,150,669
8.50%, 2/01/15(a)(b)	555	552,919
Community Health Systems, Inc. 8.875%, 7/15/15(a)(b)	2,266	2,263,167
DaVita, Inc. 7.25%, 3/15/15(a)	1,219	1,194,620
Dean Foods Co. 7.00%, 6/01/16(a)	921	847,320
Del Monte Corp. 6.75%, 2/15/15(a)	395	375,250

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dole Food Company, Inc. 8.625%, 5/01/09(a)	$420	$409,500
8.875%, 3/15/11(a)	718	682,100
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	2,825	2,754,375
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	685,075
HCA, Inc. 6.375%, 1/15/15(a)	2,508	2,044,020
6.50%, 2/15/16(a)	1,520	1,238,800
6.75%, 7/15/13(a)	1,650	1,431,375
9.625%, 11/15/16(a)(b)(h)	2,665	2,754,944
Healthsouth Corp. 10.75%, 6/15/16(a)	580	597,400
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,144,650
Select Medical Corp. 7.625%, 2/01/15(a)	1,145	993,287
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	1,180	867,300
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	592,515
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	975,250
9.875%, 7/01/14	1,700	1,504,500
Universal Hospital Services, Inc. 8.759%, 6/01/15(a)(b)(c)	895	863,675
Ventas Realty LP/CAP CRP 6.75%, 4/01/17(a)	832	809,120
Viant Holdings, Inc. 10.12%, 7/15/17(a)(b)	567	527,310
Visant Corp. 7.625%, 10/01/12(a)	883	885,207

		31,994,514

Energy – 2.7%
Chesapeake Energy Corp. 6.625%, 1/15/16(a)	220	212,850
6.875%, 1/15/16(a)	270	263,925
7.50%, 9/15/13(a)	805	819,088
7.75%, 1/15/15(a)	1,895	1,921,056
CIE Gener De Geophysique 7.50%, 5/15/15(a)	915	919,575
7.75%, 5/15/17(a)	195	196,950
Complete Production Services, Inc. 8.00%, 12/15/16(a)	650	625,625
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)	856	817,480

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)		$ 760	$727,700
Opti Canada, Inc. 8.25%, 12/15/14(a)(b)		313	316,130
PetroHawk Energy Corp. Series WI 9.125%, 7/15/13(a)		776	808,980
Plains Exploration & Production Co. 7.75%, 6/15/15(a)		1,155	1,097,250
Pride International, Inc. 7.375%, 7/15/14(a)		634	640,340
Range Resources Corp. 7.50%, 5/15/16(a)		940	949,400
Tesoro Corp. 6.25%, 11/01/12(a)		1,180	1,159,350
6.50%, 6/01/17(a)(b)		2,160	2,100,600

			13,576,299

Other Industrial – 1.1%
Central European Distribution Corp. 8.00%, 7/25/12(b)	EUR	173	236,927
Central European Media Enterprises, Ltd. 8.25%, 5/15/12(a)(b)		398	538,922
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$ 2,000	1,869,802
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,295	1,295,000
11.75%, 8/01/16(a)		725	749,469
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	625,525

			5,315,645

Services – 0.6%
Realogy Corp. 10.50%, 4/15/14(a)(b)		1,630	1,373,275
Service Corp. International 6.75%, 4/01/16(a)		1,000	942,500
West Corp. 9.50%, 10/15/14(a)		500	502,500

			2,818,275

Technology – 4.2%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		3,305	3,205,850
Avago Technologies Finance 10.125%, 12/01/13(a)		755	788,975
CA, Inc. 4.75%, 12/01/09(a)(b)		965	959,942

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Flextronics International Ltd. 6.50%, 5/15/13(a)	$1,418	$1,350,645
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	3,530	3,256,425
10.125%, 12/15/16(a)	910	791,700
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,224,000
Nortel Networks Corp. 6.875%, 9/01/23(a)	626	507,060
Nortel Networks Ltd. 10.125%, 7/15/13(a)(b)	1,025	1,048,063
NXP BV / NXP Funding LLC 8.11%, 10/15/13(a)(c)	1,000	906,250
9.50%, 10/15/15(a)	445	384,925
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	2,121,570
Serena Software, Inc. Series WI 10.375%, 3/15/16(a)	875	870,625
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	3,122	3,223,465

		20,639,495

Transportation – Airlines – 0.7%
AMR Corp. 9.00%, 8/01/12(a)	1,675	1,695,938
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	1,243,550
Series RJO3 7.875%, 7/02/18(a)	608	597,403

		3,536,891

Transportation – Services – 0.8%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,610,200
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,185,075
10.50%, 1/01/16(a)	1,175	1,269,000

		4,064,275

		313,311,192

Utility – 11.2%
Electric – 8.7%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,405,700
8.75%, 5/15/13(a)(b)	225	234,000
9.00%, 5/15/15(a)(b)	1,080	1,125,900

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Energy Supply 7.80%, 3/15/11(a)	$1,070	$1,104,775
8.25%, 4/15/12(a)(b)	1,830	1,889,475
Aquila, Inc. 14.875%, 7/01/12(a)	1,096	1,372,740
CMS Energy Corp. 8.50%, 4/15/11(a)	835	888,904
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)(b)	2,740	2,534,500
8.375%, 5/01/16(a)	3,180	3,124,350
Dynegy-Roseton Danskammer Series A 7.27%, 11/08/10(a)	385	385,000
Series B 7.67%, 11/08/16(a)	1,222	1,211,307
Edison Mission Energy 7.00%, 5/15/17(a)(b)	3,840	3,628,800
7.50%, 6/15/13(a)	1,860	1,873,950
7.75%, 6/15/16(a)	695	700,213
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	3,550	3,354,750
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	415,800
7.375%, 2/01/16-1/15/17(a)	4,805	4,729,262
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	592,020
7.625%, 6/15/14(a)	1,495	1,465,100
7.875%, 6/15/17(a)	1,840	1,798,600
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	432,863
Sierra Pacific Resources 8.625%, 3/15/14	960	1,015,904
TECO Energy, Inc. 7.00%, 5/01/12(a)	1,222	1,253,130
TXU Corp. Series O 4.80%, 11/15/09(a)	125	122,650
Series P 5.55%, 11/15/14(a)	3,604	2,956,621
Series Q 6.50%, 11/15/24(a)	3,106	2,492,590

		43,108,904

Natural Gas – 2.5%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,272,516

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LP 8.375%, 8/01/66(a)(i)	$3,450	$3,532,379
Regency Energy Partners 8.375%, 12/15/13(a)(b)	1,089	1,121,670
Williams Cos, Inc. 7.625%, 7/15/19(a)	3,744	3,978,000
7.875%, 9/01/21(a)	2,214	2,374,515

		12,279,080

		55,387,984

Non Corporate Sectors – 7.8%
Derivatives – Total Return Swaps – 4.3%
High Yield Total Return Trust 2007-1 5.30%, 7/01/08(a)(b)(c)	22,505	21,398,654

Structured Note – 3.5%
Racers SER 06-6-T 5.296%, 7/01/08(a)(b)(c)	18,550	17,333,306

		38,731,960

Credit Default Index Holdings – 4.5%
DJ CDX.NA.HY-100 – 4.5%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	19,000	17,860,000
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,312,196

		22,172,196

Financial Institutions – 1.5%
Brokerage – 0.7%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	870	774,300
7.875%, 12/01/15(a)	2,574	2,252,250
8.00%, 6/15/11(a)	810	773,550

		3,800,100

Insurance – 0.3%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	718,200
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)	770	682,798

		1,400,998

REITS – 0.5%
American Real Estate 7.125%, 2/15/13(a)(b)	2,500	2,350,000

		7,551,098

Total Corporates – Non-Investment Grades (cost $455,160,651)		437,154,430

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 6.4%
Industrial – 3.9%
Basic – 1.1%
International Steel Group, Inc. 6.50%, 4/15/14(a)	$2,081	$2,089,690
Weyerhaeuser Co. 7.375%, 3/15/32(a)	3,165	3,168,327

		5,258,017

Communications – Telecommunications – 1.0%
Qwest Corp. 6.875%, 9/15/33(a)	2,240	2,049,600
8.875%, 3/15/12(a)	355	384,287
Sprint Capital Corp. 6.875%, 11/15/28(a)	2,800	2,725,428

		5,159,315

Consumer Cyclical – Other – 0.2%
DR Horton, Inc. 4.875%, 1/15/10(a)	250	232,586
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	539	576,534

		809,120

Consumer Non-Cyclical – 1.3%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,035,806
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,538,026
7.625%, 6/01/16(a)	1,800	1,885,117

		6,458,949

Energy – 0.2%
Kerr-McGee Corp. 6.875%, 9/15/11(a)	894	939,142

Technology – 0.1%
Xerox Corp. 6.40%, 3/15/16(a)	535	540,827

		19,165,370

Financial Institutions – 2.4%
Brokerage – 1.0%
The Bear Stearns Cos, Inc. 5.55%, 1/22/17(a)	2,700	2,485,836
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,412,410

		4,898,246

Finance – 0.8%
Countrywide Financial Corp. 5.80%, 6/07/12(a)	181	170,093
6.25%, 5/15/16(a)	2,345	2,081,134

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loans, Inc. 4.00%, 3/22/11(a)		$ 56	$50,121
SLM Corp. 4.50%, 7/26/10(a)		845	782,073
5.125%, 8/27/12(a)		1,100	982,250

			4,065,671

Insurance – 0.6%
American International Group, Inc. 6.25%, 5/01/36(a)		1,500	1,517,911
Coventry Health Care, Inc. 5.875%, 1/15/12(a)		683	685,411
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)		950	933,149

			3,136,471

			12,100,388

Utility – 0.1%
Natural Gas – 0.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)		570	573,765

Total Corporates – Investment Grades (cost $31,739,400)			31,839,523

EMERGING MARKETS – NON-INVESTMENT GRADES – 0.5%
Industrial – 0.5%
Consumer Cyclical – Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		846	898,260

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,536,617

Total Emerging Markets – Non-Investment Grades (cost $2,447,034)			2,434,877

	Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
REITS – 0.2%
Sovereign REIT 12.00%(a)(b) (cost $904,800)		624	892,320

EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics(a)(e)(j) (cost $904)		90,400	904

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(k) (cost $7,514,657)	7,514,657	$7,514,657

Total Investments – 96.8% (cost $497,767,446)		479,836,711
Other assets less liabilities – 3.2%		15,996,634

Net Assets – 100.0%		$495,833,345

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 10/30/07	1,496	$2,039,907	$2,042,452	$(2,545)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $472,322,054.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $124,485,860 or 25.1% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security, valued at fair value. (See note A)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of August 31, 2007, is considered illiquid and restricted (see Notes A & E).

Restricted Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	8/5/05	$396,900	$56,691	0.01%

(g)	Security is in default and is non-income producing.

(h)	Pay-In-Kind Payments (PIK).

(i)	Variable rate coupon, rate shown as of August 31, 2007.

(j)	Non-income producing security.

(k)	Investment in affiliated money market mutual fund.

Currency	Abbreviations:

EUR	– Euro Dollar

See notes to financial statements.

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2007

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,173,110,314, $2,252,033,899 and $1,043,274,426, respectively)	$2,451,931,358		$2,560,312,446		$1,168,121,960
Affiliated issuers (cost $102,743,416, $43,620,504 and $26,004,560, respectively)	102,743,416		43,620,504		26,004,560
Foreign cash, at value (cost $0, $0 and $8,208,558, respectively)	–0	–	–0	–	8,205,850
Receivable for shares of beneficial interest sold	28,825,128		26,378,567		13,724,801
Dividends receivable	5,426,606		1,803,594		2,930,240
Receivable for investment securities sold	532,104		16,171,509		5,681,916

Total assets	$2,589,458,612		$2,648,286,620		$1,224,669,327

Liabilities
Payable for shares of beneficial interest redeemed	15,201,216		21,453,875		10,636,445
Payable for investment securities purchased	831,537		18,597,726		10,056,448
Accrued expenses	86,272		80,736		81,914

Total liabilities	16,119,025		40,132,337		20,774,807

Net Assets	$2,573,339,587		$2,608,154,283		$1,203,894,520

Composition of Net Assets
Paid-in capital	$2,197,847,466		$2,259,253,627		$984,928,479
Undistributed net investment income	13,055,816		3,530,900		12,908,351
Accumulated net realized gain on investment transactions	83,615,261		37,091,157		81,275,347
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	278,821,044		308,278,599		124,782,343

Net Assets	$2,573,339,587		$2,608,154,283		$1,203,894,520

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	206,814,975		209,182,727		86,615,148

Net Asset Value	$12.44		$12.47		$13.90

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Statement of Assets & Liabilities

	International Value		International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,016,511,478, $1,104,407,231 and $573,646,964, respectively)	$1,264,878,184		$1,285,600,760		$629,296,769
Affiliated issuers (cost $31,204,944, $32,217,367 and $15,915,539, respectively)	31,204,944		32,217,367		15,915,539
Cash	–0	–	163,324		314,069
Foreign cash, at value (cost $25,646,066, $1,553,012 and $0, respectively)(a)	25,720,773		1,550,753		–0	–
Receivable for shares of beneficial interest sold	16,017,321		15,254,494		8,295,395
Dividends receivable	3,138,442		1,980,197		800,051
Receivable for investment securities sold	998,010		1,031,010		1,126,383
Receivable for variation margin on futures contracts	108,345		–0	–	–0	–

Total assets	$1,342,066,019		$1,337,797,905		$655,748,206

Liabilities
Payable for investment securities purchased	19,018,016		–0	–	2,075,769
Payable for shares of beneficial interest redeemed	6,931,816		8,754,223		5,220,848
Accrued expenses	131,996		116,710		50,254

Total liabilities	26,081,828		8,870,933		7,346,871

Net Assets	$1,315,984,191		$1,328,926,972		$648,401,335

Composition of Net Assets
Paid-in capital	$976,441,579		$1,075,875,670		$558,341,430
Undistributed/(distributions in excess of) net investment income	(1,432,217)		5,994,550		1,982,532
Accumulated net realized gain on investment and foreign currency transactions	92,858,847		65,857,207		32,427,568
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	248,115,982		181,199,545		55,649,805

Net Assets	$1,315,984,191		$1,328,926,972		$648,401,335

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	88,464,793		95,078,968		50,707,900

Net Asset Value	$14.88		$13.98		$12.79

(a)	An amount equivalent to U.S. $875,381 has been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2007 for the International Value Portfolio.

See notes to financial statements.

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Global Value		Global Research Growth
Assets
Investments in securities, at value
Unaffiliated issuers (cost $562,146,174, $5,973,417 and $6,091,108, respectively)	$647,631,319		$6,739,172		$6,723,418
Affiliated issuers (cost $11,301,034, $63,580 and $58,003, respectively)	11,301,034		63,580		58,003
Foreign cash, at value (cost $0, $55,357 and $65,831, respectively)	–0	–	55,368		65,708
Receivable for investment securities sold and foreign currency transactions	8,719,347		118,673		86,719
Receivable for shares of beneficial interest sold	8,351,480		–0	–	–0	–
Dividends receivable	224,499		16,897		8,973
Receivable due from Adviser	91		173,934		218,372

Total assets	$676,227,770		$7,167,624		$7,161,193

Liabilities
Due to custodian	–0	–	–0	–	16
Payable for shares of beneficial interest redeemed	4,030,059		–0	–	–0	–
Payable for investment securities purchased and foreign currency transactions	3,381,859		87,637		60,135
Legal fee payable	14,607		24,281		13,896
Custody fee payable	10,965		7,404		12,616
Audit fee payable	9,999		11,595		11,968
Unrealized depreciation of forward currency exchange contracts	–0	–	2,723		–0	–
Accrued expenses	8,990		6,417		6,448

Total liabilities	7,456,479		140,057		105,079

Net Assets	$668,771,291		$7,027,567		$7,056,114

Composition of Net Assets
Paid-in capital	$518,956,777		$5,958,533		$6,242,622
Undistributed net investment income	1,075,100		29,529		27,683
Accumulated net realized gain on investment and foreign currency transactions	63,254,269		276,891		153,631
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	85,485,145		762,614		632,178

Net Assets	$668,771,291		$7,027,567		$7,056,114

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	45,209,832		595,819		622,402

Net Asset Value	$14.79		$11.79		$11.34

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Statement of Assets & Liabilities

	Short Duration Bond		Intermediate Duration Bond		Inflation Protected Securities
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,218,309,453, $1,490,575,537 and $636,040,616, respectively)	$1,205,942,490		$1,489,232,519		$629,304,491
Affiliated issuers (cost $133,091,432, $114,983,655 and $8,150,947, respectively)	133,091,432		114,983,655		8,150,947
Cash	–0	–	–0	–	36,099
Foreign cash, at value (cost $0, $2,400,540 and $35,429, respectively)	–0	–	2,373,053		36,454
Dividends and interest receivable	7,317,813		12,406,295		2,183,121
Receivable for investment securities sold	2,900,000		210,538		–0	–
Receivable for shares of beneficial interest sold	33,903		8,760,292		4,335,011
Unrealized appreciation of forward currency exchange contracts	–0	–	397,421		–0	–
Unrealized appreciation of swap agreements	–0	–	203,723		–0	–

Total assets	$1,349,285,638		$1,628,567,496		$644,046,123

Liabilities
Payable for investment securities purchased and foreign currency transactions	77,000,839		10,578,405		–0	–
Payable for shares of beneficial interest redeemed	158,319		13,467,586		462,549
Payable for variation margin on futures contracts	11,328		520,672		–0	–
Unrealized depreciation of forward currency exchange contracts	–0	–	4,158,894		–0	–
Unrealized depreciation of swap agreements	–0	–	133,998		–0	–
Accrued expenses	39,123		56,215		34,489

Total liabilities	77,209,609		28,915,770		497,038

Net Assets	$1,272,076,029		$1,599,651,726		$643,549,085

Composition of Net Assets
Paid-in capital	$1,285,351,770		$1,612,541,082		$630,807,660
Undistributed net investment income	4,217,239		6,516,494		22,596,938
Accumulated net realized loss on investment and foreign currency transactions	(5,127,909)		(14,076,923)		(3,120,388)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(12,365,071)		(5,328,927)		(6,735,125)

Net Assets	$1,272,076,029		$1,599,651,726		$643,549,085

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	128,838,886		162,092,974		64,400,754

Net Asset Value	$9.87		$9.87		$9.99

See notes to financial statements.

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

High Yield
Assets
Investments in securities, at value
Unaffiliated issuers (cost $490,252,789)	$472,322,054
Affiliated issuers (cost $7,514,657)	7,514,657
Cash	10,363
Foreign cash, at value (cost $5,751)	5,749
Dividends and interest receivable	9,170,368
Receivable for shares of beneficial interest sold	6,882,336
Receivable for investment securities sold and foreign currency transactions	156,820

Total assets	$496,062,347

Liabilities
Payable for shares of beneficial interest redeemed	95,193
Payable for investment securities purchased	83,572
Legal fee payable	18,495
Custody fee payable	12,411
Unrealized depreciation of forward currency exchange contracts	2,545
Accrued expenses	16,786

Total liabilities	229,002

Net Assets	$495,833,345

Composition of Net Assets
Paid-in capital	$513,420,136
Undistributed net investment income	2,213,035
Accumulated net realized loss on investment and foreign currency transactions	(1,866,606)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(17,933,220)

Net Assets	$495,833,345

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	50,123,953

Net Asset Value	$9.89

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $245,826, $403,281 and $2,675,580, respectively)	$53,306,377		$17,289,311		$19,371,821
Affiliated issuers	2,644,696		702,993		899,054
Interest	762,662		461,789		316,206

Total income	56,713,735		18,454,093		20,587,081

Expenses
Custodian	307,594		331,128		483,399
Audit	44,428		45,580		46,559
Legal	25,218		26,912		25,726
Registration fees	21,408		21,635		10,151
Printing	12,422		7,069		7,573
Trustees’ fees	2,212		3,127		2,658
Miscellaneous	43,314		42,182		44,187

Total expenses	456,596		477,633		620,253

Net investment income	56,257,139		17,976,460		19,966,828

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	89,370,979		44,348,882		114,828,524
Foreign currency transactions	–0	–	–0	–	486,833
Net change in unrealized appreciation/depreciation of:
Investments	108,860,797		239,925,973		(21,561,273)
Foreign currency denominated assets and liabilities	–0	–	52		(197,288)

Net gain on investment and foreign currency transactions	198,231,776		284,274,907		93,556,796

Net Increase in Net Assets from Operations	$254,488,915		$302,251,367		$113,523,624

See notes to financial statements.

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	International Value		International Growth		Small-Mid Cap Value
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $3,582,346, $2,418,388 and $0, respectively)	$34,156,274		$27,393,503		$9,598,713
Affiliated issuers	876,808		997,088		1,192,679
Interest	635,404		414,424		375,062

Total income	35,668,486		28,805,015		11,166,454

Expenses
Custodian	848,138		687,252		148,500
Audit	49,737		68,588		47,472
Legal	19,424		26,513		21,959
Printing	8,197		5,270		8,436
Registration fees	7,472		9,412		9,792
Trustees’ fees	2,172		3,011		2,339
Miscellaneous	33,385		34,527		13,730

Total expenses	968,525		834,573		252,228

Net investment income	34,699,961		27,970,442		10,914,226

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	115,977,420		71,847,554	(a)	36,891,517
Futures contracts	3,075,352		–0	–	–0	–
Foreign currency transactions	(1,400,863)		(474,352)		–0	–
Net change in unrealized appreciation/depreciation of:
Investments	67,459,554		81,683,094		39,122,957
Futures contracts	(1,205,710)		–0	–	–0	–
Foreign currency denominated assets and liabilities	43,215		(75,750)		–0	–

Net gain on investment and foreign currency transactions	183,948,968		152,980,546		76,014,474

Contribution from Adviser (see Note B)	–0	–	208,060		–0	–

Net Increase in Net Assets from Operations	$218,648,929		$181,159,048		$86,928,700

(a)	Net of foreign capital gains taxes of $170.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Statement of Operations

	Small-Mid Cap Growth		Global Value		Global Research Growth
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $996, $10,327 and $6,027, respectively)	$2,233,176		$158,120		$118,170
Affiliated issuers	367,116		4,429		1,577
Interest	223,562		1,005		1,286

Total income	2,823,854		163,554		121,033

Expenses
Custodian	154,571		81,685		132,935
Audit	43,799		39,050		41,746
Legal	26,186		28,032		18,928
Registration fees	8,183		563		1,067
Printing	8,049		10,134		10,065
Trustees’ fees	3,108		3,062		3,558
Amortization of offering expense	–0	–	11,478		11,478
Miscellaneous	16,807		10,116		8,714

Total expenses	260,703		184,120		228,491
Less: expenses waived and reimbursed by the Adviser (see Note B)	–0	–	(173,934)		(218,372)

Net expenses	260,703		10,186		10,119

Net investment income	2,563,151		153,368		110,914

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	64,759,157		300,306		238,165
Futures contracts	–0	–	7,634		–0	–
Foreign currency transactions	–0	–	(1,222)		3,793
Net change in unrealized appreciation/depreciation of:
Investments	65,512,117		640,158	(a)	573,987
Foreign currency denominated assets and liabilities	–0	–	(1,544)		(142)

Net gain on investment and foreign currency transactions	130,271,274		945,332		815,803

Contribution from Adviser (see Note B)	10,649		–0	–	1,407

Net Increase in Net Assets from Operations	$132,845,074		$1,098,700		$928,124

(a)	Net of change in accrued foreign capital gains taxes of $(312)

See notes to financial statements.

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

Short Duration Bond	Intermediate Duration Bond	Inflation Protected Securities
Investment Income
Interest	$55,207,130	$59,648,649	$26,684,194
Dividends:
Affiliated issuers	4,107,401	7,734,694	434,293

Total income	59,314,531	67,383,343	27,118,487

Expenses
Custodian	165,303	359,539	141,103
Audit	44,834	45,827	36,313
Legal	25,648	27,432	27,226
Registration fees	9,899	15,377	6,155
Printing	7,800	6,027	6,108
Trustees’ fees	5,654	2,482	1,989
Miscellaneous	15,025	15,513	9,669

Total expenses	274,163	472,197	228,563

Net investment income	59,040,368	66,911,146	26,889,924

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,263,448	(2,538,620)	(1,721,063)
Futures contracts	(993,157)	2,460,367	147,779
Swap contracts	533,429	(294,758)	–0	–
Foreign currency transactions	–0	–	4,681,357	319,356
Net change in unrealized appreciation/depreciation of:
Investments	(11,634,380)	(869,663)	791,509
Futures contracts	1,892	(541,150)	(3,003)
Swap contracts	231,633	209,124	–0	–
Foreign currency denominated assets and liabilities	–0	–	(5,126,787)	(3,184)

Net loss on investment and foreign currency transactions	(9,597,135)	(2,020,130)	(468,606)

Contribution from Adviser (see Note B)	–0	–	–0	–	36,099

Net Increase in Net Assets from Operations	$49,443,233	$64,891,016	$26,457,417

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Statement of Operations

High Yield
Investment Income
Interest (net of foreign tax withheld of $6,086)	$30,142,791
Dividends:
Affiliated issuers	656,655

Total income	30,799,446

Expenses
Custodian	132,434
Audit	45,774
Legal	41,885
Printing	6,627
Registration fees	4,687
Trustees’ fees	2,666
Miscellaneous	10,388

Total expenses	244,461

Net investment income	30,554,985

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,617,015
Foreign currency transactions	(59,693)
Net change in unrealized appreciation/depreciation of:
Investments	(13,318,833)
Foreign currency denominated assets and liabilities	(3,228)

Net loss on investment and foreign currency transactions	(10,764,739)

Net Increase in Net Assets from Operations	$19,790,246

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$56,257,139	$39,028,630
Net realized gain on investment transactions	89,370,979	27,729,097
Net change in unrealized appreciation/depreciation of investments	108,860,797	136,297,454

Net increase in net assets from operations	254,488,915	203,055,181
Dividends and Distributions to Shareholders from
Net investment income	(52,995,329)	(30,618,769)
Net realized gain on investment transactions	(32,933,429)	(10,482,466)
Transactions in Shares of Beneficial Interest
Net increase	582,747,277	305,045,771

Total increase	751,307,434	466,999,717
Net Assets
Beginning of period	1,822,032,153	1,355,032,436

End of period (including undistributed net investment income of $13,055,816 and $9,805,064, respectively)	$2,573,339,587	$1,822,032,153

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$17,976,460	$10,018,814
Net realized gain on investment transactions	44,348,882	31,270,784
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	239,926,025	4,103,690

Net increase in net assets from operations	302,251,367	45,393,288
Dividends and Distributions to Shareholders from
Net investment income	(17,065,991)	(7,679,888)
Net realized gain on investment transactions	(34,002,042)	(3,502,203)
Transactions in Shares of Beneficial Interest
Net increase	581,496,735	344,225,982

Total increase	832,680,069	378,437,179
Net Assets
Beginning of period	1,775,474,214	1,397,037,035

End of period (including undistributed net investment income of $3,530,900 and $2,630,309, respectively)	$2,608,154,283	$1,775,474,214

See notes to financial statements.

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Real Estate Investment
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,966,828	$17,755,587
Net realized gain on investment and foreign currency transactions	115,315,357	36,724,038
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,758,561)	114,752,204

Net increase in net assets from operations	113,523,624	169,231,829
Dividends and Distributions to Shareholders from
Net investment income	(37,759,595)	(20,781,965)
Net realized gain on investment transactions	(34,464,347)	(3,380,337)
Transactions in Shares of Beneficial Interest
Net increase	329,899,776	178,888,801

Total increase	371,199,458	323,958,328
Net Assets
Beginning of period	832,695,062	508,736,734

End of period (including undistributed net investment income of $12,908,351 and $4,654,528, respectively)	$1,203,894,520	$832,695,062

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$34,699,961	$27,376,840
Net realized gain on investment and foreign currency transactions	117,651,909	67,248,427
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	66,297,059	150,720,148

Net increase in net assets from operations	218,648,929	245,345,415
Dividends and Distributions to Shareholders from
Net investment income	(43,737,315)	(18,561,114)
Net realized gain on investment transactions	(83,298,657)	(14,414,819)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	227,000,390	(3,430,781)

Total increase	318,613,347	208,938,701
Net Assets
Beginning of period	997,370,844	788,432,143

End of period (including undistributed/(distributions in excess of) net investment income of ($1,432,217) and $8,057,908, respectively)	$1,315,984,191	$997,370,844

See notes to financial statements.

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$27,970,442	$14,276,866
Net realized gain on investment and foreign currency transactions	71,373,202	32,266,504
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	81,607,344	83,336,829
Contribution from Adviser	208,060	–0	–

Net increase in net assets from operations	181,159,048	129,880,199
Dividends and Distributions to Shareholders from
Net investment income	(23,066,755)	(12,483,325)
Net realized gain on investment transactions	(37,513,182)	(1,113,519)
Transactions in Shares of Beneficial Interest
Net increase	321,916,933	252,553,734

Total increase	442,496,044	368,837,089
Net Assets
Beginning of period	886,430,928	517,593,839

End of period (including undistributed net investment income of $5,994,550 and $1,140,687, respectively)	$1,328,926,972	$886,430,928

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,914,226	$5,560,347
Net realized gain (loss) on investment transactions	36,891,517	(192,105)
Net change in unrealized appreciation/depreciation of investments	39,122,957	13,771,391

Net increase in net assets from operations	86,928,700	19,139,633
Dividends and Distributions to Shareholders from
Net investment income	(10,199,314)	(4,362,192)
Net realized gain on investment transactions	(4,218,310)	–0	–
Transactions in Shares of Beneficial Interest
Net increase	131,640,240	109,434,404

Total increase	204,151,316	124,211,845
Net Assets
Beginning of period	444,250,019	320,038,174

End of period (including undistributed net investment income of $1,982,532 and $1,350,399, respectively)	$648,401,335	$444,250,019

See notes to financial statements.

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase in Net Assets from Operations
Net investment income	$2,563,151	$1,213,387
Net realized gain on investment transactions	64,759,157	8,118,793
Net change in unrealized appreciation/depreciation of investments	65,512,117	12,350,127
Contribution from Adviser	10,649	–0	–

Net increase in net assets from operations	132,845,074	21,682,307
Dividends and Distributions to Shareholders from
Net investment income	(1,795,974)	(917,579)
Net realized gain on investment transactions	(8,679,868)	–0	–
Transactions in Shares of Beneficial Interest
Net increase	116,970,642	121,130,335

Total increase	239,339,874	141,895,063
Net Assets
Beginning of period	429,431,417	287,536,354

End of period (including undistributed net investment income of $1,075,100 and $318,981, respectively)	$668,771,291	$429,431,417

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Statement of Changes in Net Assets

	Global Value
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$153,368	$43,154
Net realized gain (loss) on investment and foreign currency transactions	306,718	(22,217)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	638,614	124,000

Net increase in net assets from operations	1,098,700	144,937
Dividends and Distributions to Shareholders from
Net investment income	(163,304)	–0	–
Net realized gain on investment transactions	(11,299)	–0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(921)	5,959,454

Total increase	923,176	6,104,391
Net Assets
Beginning of period	6,104,391	–0	–

End of period (including undistributed net investment income of $29,529 and $40,688, respectively)	$7,027,567	$6,104,391

(a)	Commencement of operations.

See notes to financial statements.

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Research Growth
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$110,914	$20,136
Net realized gain (loss) on investment and foreign currency transactions	241,958	(83,958)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	573,845	58,333
Contribution from Adviser	1,407	–0	–

Net increase (decrease) in net assets from operations	928,124	(5,489)
Dividends to Shareholders from
Net investment income	(107,736)	–0	–
Transactions in Shares of Beneficial Interest
Net increase	191,692	6,049,523

Total increase	1,012,080	6,044,034
Net Assets
Beginning of period	6,044,034	–0	–

End of period (including undistributed net investment income of $27,683 and $20,625, respectively)	$7,056,114	$6,044,034

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$59,040,368	$39,272,996
Net realized gain (loss) on investment transactions	1,803,720	(6,881,225)
Net change in unrealized appreciation/depreciation of investments	(11,400,855)	(2,626,881)

Net increase in net assets from operations	49,443,233	29,764,890
Dividends to Shareholders from
Net investment income	(56,566,899)	(37,754,560)
Transactions in Shares of Beneficial Interest
Net increase	319,088,440	315,596,365

Total increase	311,964,774	307,606,695
Net Assets
Beginning of period	960,111,255	652,504,560

End of period (including undistributed net investment income of $4,217,239 and $2,003,912, respectively)	$1,272,076,029	$960,111,255

See notes to financial statements.

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$66,911,146	$44,975,526
Net realized gain (loss) on investment and foreign currency transactions	4,308,346	(14,327,774)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,328,476)	(7,380,842)

Net increase in net assets from operations	64,891,016	23,266,910
Dividends to Shareholders from
Net investment income	(63,965,369)	(43,355,404)
Transactions in Shares of Beneficial Interest
Net increase	522,445,198	289,304,021

Total increase	523,370,845	269,215,527
Net Assets
Beginning of period	1,076,280,881	807,065,354

End of period (including undistributed/(distributions in excess of) net investment income of $6,516,494 and $(429,966), respectively)	$1,599,651,726	$1,076,280,881

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Statement of Changes in Net Assets

	Inflation Protected Securities
	Year Ended August 31, 2007		Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,889,924		$21,872,322
Net realized loss on investment and foreign currency transactions	(1,253,928)		(1,035,823)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	785,322		(11,123,530)
Contribution from Adviser	36,099		–0	–

Net increase in net assets from operations	26,457,417		9,712,969
Dividends and Distributions to Shareholders from
Net investment income	(17,135,756)		(9,736,870)
Net realized gain on investment transactions	–0	–	(169,881)
Transactions in Shares of Beneficial Interest
Net increase	187,017,626		184,275,743

Total increase	196,339,287		184,081,961
Net Assets
Beginning of period	447,209,798		263,127,837

End of period (including undistributed net investment income of $22,596,938 and $12,244,904, respectively)	$643,549,085		$447,209,798

See notes to financial statements.

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	High Yield
	Year Ended August 31, 2007		Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,554,985		$21,674,398
Net realized gain (loss) on investment and foreign currency transactions	2,557,322		(4,355,846)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(13,322,061)		(4,993,749)

Net increase in net assets from operations	19,790,246		12,324,803
Dividends and Distributions to Shareholders from
Net investment income	(28,646,986)		(21,536,727)
Net realized gain on investment transactions	– 0	–	(240,883)
Transactions in Shares of Beneficial Interest
Net increase	178,758,796		77,147,953

Total increase	169,902,056		67,695,146
Net Assets
Beginning of period	325,931,289		258,236,143

End of period (including undistributed net investment income of $2,213,035 and $377,522, respectively)	$495,833,345		$325,931,289

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of thirteen separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Notes to Financial Statements

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

5. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Organization and Offering Expenses

Cost incurred in connection with the organization of the Trust of $71,875 was borne by the Adviser. Offering expenses of $15,300 each for the Global Value and Global Research Growth Portfolios have been deferred and are being amortized on a straight line basis over a one year period. Offering expenses of

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

$15,300 per Portfolio for the thirteen Portfolios have been fully amortized on a straight-line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions With Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

For the Global Value Portfolio and the Global Research Growth Portfolio, the Adviser has agreed to bear certain expenses so that total expenses do not exceed .15% of the average daily net assets on an annual basis for each Portfolio. This agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolios’ fiscal year end. For the year ended August 31, 2007, such reimbursements amounted to $173,934 and $218,372 for the Global Value Portfolio and the Global Research Growth Portfolio, respectively.

During the year ended August 31, 2007, the Adviser reimbursed the International Growth Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio and Inflation Protected Securities Portfolio in the amounts of $208,060, $10,649, $1,407 and $36,099, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Notes to Financial Statements

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2007 were as follows:

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC		Sanford C. Bernstein Limited
U.S. Value	$701,047		$–0	–	$–0	–
U.S. Large Cap Growth	2,926,044		–0	–	–0	–
Global Real Estate Investment	1,205,807		–0	–	–0	–
International Value	935,777		–0	–	–0	–
International Growth	2,298,771		–0	–	–0	–
Small-Mid Cap Value	351,223		–0	–	–0	–
Small-Mid Cap Growth	873,093		–0	–	–0	–
Global Value	3,248		–0	–	–0	–
Global Research Growth	9,738		–0	–	–0	–
Short Duration Bond	–0	–	–0	–	–0	–
Intermediate Duration Bond	–0	–	–0	–	–0	–
Inflation Protected Securities	–0	–	–0	–	–0	–
High Yield	–0	–	–0	–	–0	–

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2007, were as follows:

Portfolio	Purchases		Sales
U.S. Value	$964,978,803		$488,064,094
U.S. Large Cap Growth	2,542,971,761		2,032,985,806
Global Real Estate Investment	797,864,080		503,804,884
International Value	487,881,774		355,664,379
International Growth	1,157,788,480		885,880,117
Small-Mid Cap Value	306,775,653		177,954,163
Small-Mid Cap Growth	573,433,588		482,070,600
Global Value	2,040,002		2,277,827
Global Research Growth	5,290,495		5,227,278
Short Duration Bond	433,397,972		220,398,574
Intermediate Duration Bond	573,961,970		323,848,398
Inflation Protected Securities	–0	–	8,238,526
High Yield	377,875,861		188,853,541

Purchases and sales of U.S. government securities for the year ended August 31, 2007, were as follows:

Portfolio	Purchases		Sales
U.S. Value	$–0	–	$–0	–
U.S. Large Cap Growth	–0	–	–0	–
Global Real Estate Investment	–0	–	–0	–
International Value	–0	–	–0	–
International Growth	–0	–	–0	–
Small-Mid Cap Value	–0	–	–0	–
Small-Mid Cap Growth	–0	–	–0	–
Global Value	–0	–	–0	–
Global Research Growth	–0	–	–0	–
Short Duration Bond	1,412,612,976		1,252,115,208
Intermediate Duration Bond	2,916,253,332		2,651,032,424
Inflation Protected Securities	243,282,037		55,622,376
High Yield	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Portfolio	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
U.S. Value	$2,278,245,679	$353,032,284	$(76,603,189)	$276,429,095
U.S. Large Cap Growth	2,303,228,049	353,764,493	(53,059,591)	300,704,902
Global Real Estate Investment	1,147,812,639	82,773,324	(36,459,443)	46,313,881
International Value	1,052,209,514	264,753,413	(20,879,799)	243,873,614
International Growth	1,136,776,687	201,396,181	(20,354,741)	181,041,440

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Notes to Financial Statements

Portfolio	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Small-Mid Cap Value	$589,357,617	$88,013,300	$(32,158,609)	$55,854,691
Small-Mid Cap Growth	574,657,439	104,892,520	(20,617,606)	84,274,914
Global Value	6,036,997	968,391	(202,637)	765,754
Global Research Growth	6,152,248	850,301	(221,128)	629,173
Short Duration Bond	1,351,400,885	3,753,475	(16,120,438)	(12,366,963)
Intermediate Duration Bond	1,612,093,146	8,989,898	(16,866,870)	(7,876,972)
Inflation Protected Securities	645,795,217	450,629	(8,790,408)	(8,339,779)
High Yield	497,902,918	2,589,984	(20,656,192)	(18,066,208)

1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is often compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2007, the Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio earned income of $274,808 and $634,275, respectively, which is included in interest income in the accompanying statement of operations.

4. Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Notes to Financial Statements

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
Portfolio	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

U.S. Value
Shares sold	53,292,654	31,063,561	$666,051,617	$334,004,733

Shares issued in reinvestment of dividends and distributions	7,096,615	3,891,057	85,928,758	41,101,235

Shares redeemed	(13,253,642)	(6,622,867)	(169,233,098)	(70,060,197)

Net increase	47,135,627	28,331,751	$582,747,277	$305,045,771

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
Portfolio	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

U.S. Large Cap Growth
Shares sold	52,869,919	39,148,884	$630,201,049	$449,251,903

Shares issued in reinvestment of dividends and distributions	4,337,854	966,636	51,068,033	11,182,091

Shares redeemed	(8,101,694)	(10,225,344)	(99,772,347)	(116,208,012)

Net increase	49,106,079	29,890,176	$581,496,735	$344,225,982

Global Real Estate Investment
Shares sold	22,315,063	14,571,903	$320,944,418	$163,677,242

Shares issued in reinvestment of dividends and distributions	5,269,908	2,182,765	72,223,942	24,162,302

Shares redeemed	(4,358,108)	(754,477)	(63,268,584)	(8,950,743)

Net increase	23,226,863	16,000,191	$329,899,776	$178,888,801

International Value
Shares sold	20,435,434	9,769,377	$300,277,389	$121,566,539

Shares issued in reinvestment of dividends and distributions	9,077,580	2,787,702	127,035,972	32,975,933

Shares redeemed	(13,129,915)	(12,898,835)	(200,312,971)	(157,973,253)

Net increase (decrease)	16,383,099	(341,756)	$227,000,390	$(3,430,781)

International Growth
Shares sold	22,025,812	21,380,831	$293,045,111	$249,271,570

Shares issued in reinvestment of dividends and distributions	4,649,330	1,198,617	60,579,937	13,596,844

Shares redeemed	(2,307,372)	(844,601)	(31,708,115)	(10,314,680)

Net increase	24,367,770	21,734,847	$321,916,933	$252,553,734

Small-Mid Cap Value
Shares sold	12,272,393	10,262,693	$154,827,469	$112,013,558

Shares issued in reinvestment of dividends and distributions	1,186,117	399,558	14,417,624	4,362,192

Shares redeemed	(2,832,032)	(626,885)	(37,604,853)	(6,941,346)

Net increase	10,626,478	10,035,366	$131,640,240	$109,434,404

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Notes to Financial Statements

	Shares		Amount
Portfolio	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Small-Mid Cap Growth
Shares sold	9,831,981	10,423,766	$130,749,307	$125,374,603

Shares issued in reinvestment of dividends and distributions	802,239	75,674	10,475,842	917,579

Shares redeemed	(1,684,770)	(412,059)	(24,254,507)	(5,161,847)

Net increase	8,949,450	10,087,381	$116,970,642	$121,130,335

		June 1, 2006(a) to August 31, 2006		June 1, 2006(a) to August 31, 2006

Global Value
Shares sold	7,565	600,015	$86,590	$6,000,143

Shares issued in reinvestment of dividends and distributions	15,612	0	174,603	0

Shares redeemed	(23,391)	(3,982)	(262,114)	(40,689)

Net increase (decrease)	(214)	596,033	$(921)	$5,959,454

Global Research Growth
Shares sold	11,768	604,992	$130,880	$6,049,523

Shares issued in reinvestment of dividends	9,862	0	107,736	0

Shares redeemed	(4,220)	0	(46,924)	0

Net increase	17,410	604,992	$191,692	$6,049,523

	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Short Duration Bond
Shares sold	33,408,002	29,077,360	$331,667,284	$289,575,155

Shares issued in reinvestment of dividends	5,710,453	3,812,804	56,566,899	37,754,560

Shares redeemed	(6,984,150)	(1,184,656)	(69,145,743)	(11,733,350)

Net increase	32,134,305	31,705,508	$319,088,440	$315,596,365

(a) Commencement of operations.

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
Portfolio	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Intermediate Duration Bond
Shares sold	56,181,871	28,516,768	$554,345,101	$280,756,836

Shares issued in reinvestment of dividends	6,491,691	4,425,281	63,965,369	43,355,404

Shares redeemed	(9,765,967)	(3,518,921)	(95,865,272)	(34,808,219)

Net increase	52,907,595	29,423,128	$522,445,198	$289,304,021

Inflation Protected Securities
Shares sold	23,092,999	18,277,335	$224,665,176	$178,671,483

Shares issued in reinvestment of dividends and distributions	1,771,826	1,019,115	17,135,756	9,906,751

Shares redeemed	(5,602,787)	(440,530)	(54,783,306)	(4,302,491)

Net increase	19,262,038	18,855,920	$187,017,626	$184,275,743

High-Yield
Shares sold	20,486,123	7,264,884	$209,018,235	$73,174,268

Shares issued in reinvestment of dividends and distributions	2,807,323	2,180,554	28,646,986	21,777,610

Shares redeemed	(5,799,225)	(1,776,791)	(58,906,425)	(17,803,925)

Net increase	17,494,221	7,668,647	$178,758,796	$77,147,953

Commencement of Offering

The Portfolios commenced offering on May 20, 2005 (with the exception of the Global Value Portfolio and the Global Research Growth Portfolio each of which commenced operations on June 1, 2006), through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series—U.S. Large Cap Portfolio (“U.S. Large Cap Fund”). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk — Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underling the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

U.S. Value	2007	2006
Distributions paid from:
Ordinary income	$62,740,936	$34,158,303
Long-term capital gain	23,187,822	6,942,932

Total distributions paid	$85,928,758	$41,101,235

U.S. Large Cap Growth	2007	2006
Distributions paid from:
Ordinary income	$17,064,811	$7,679,880
Long-term capital gain	34,003,222	3,502,203

Total distributions paid	$51,068,033	$11,182,083

Global Real Estate Investment	2007	2006
Distributions paid from:
Ordinary income	$39,472,928	$21,211,214
Long-term capital gain	32,751,014	2,951,088

Total distributions paid	$72,223,942	$24,162,302

International Value	2007	2006
Distributions paid from:
Ordinary income	$89,354,218	$25,246,247
Long-term capital gain	37,681,754	7,729,686

Total distributions paid	$127,035,972	$32,975,933

International Growth	2007	2006
Distributions paid from:
Ordinary income	$31,198,447	$12,483,325
Long-term capital gain	29,381,490	1,113,519

Total distributions paid	$60,579,937	$13,596,844

Small-Mid Cap Value	2007	2006
Distributions paid from:
Ordinary income	$10,199,314	$4,362,192
Long-term capital gain	4,218,310	–0	–

Total distributions paid	$14,417,624	$4,362,192

Small-Mid Cap Growth	2007	2006
Distributions paid from:
Ordinary income	$8,517,111	$917,579
Long-term capital gain	1,958,731	–0	–

Total distributions paid	$10,475,842	$917,579

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Notes to Financial Statements

Global Value	2007		2006
Distributions paid from:
Ordinary income	$174,603		$–0–
Long-term capital gain	–0	–	–0–

Total distributions paid	$174,603		$–0–

Global Research Growth	2007		2006
Distributions paid from:
Ordinary income	$107,736		$–0–
Long-term capital gain	–0–		–0–

Total distributions paid	$107,736		$–0–

Short Duration Bond	2007		2006
Distributions paid from:
Ordinary income	$56,566,899		$37,754,560
Long-term capital gain	–0–		–0–

Total distributions paid	$56,566,899		$37,754,560

Intermediate Duration Bond	2007		2006
Distributions paid from:
Ordinary income	$63,965,369		$43,355,404
Long-term capital gain	–0–		–0–

Total distributions paid	$63,965,369		$43,355,404

Inflation Protected Securities	2007		2006
Distributions paid from:
Ordinary income	$17,135,755		$9,820,532
Long-term capital gain	–0–		86,219

Total distributions paid	$17,135,755		$9,906,751

High Yield	2007		2006
Distributions paid from:
Ordinary income	$28,646,986		$21,777,610
Long-term capital gain	–0–		–0–

Total distributions paid	$28,646,986		$21,777,610

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$31,185,283	$67,877,741	$–0–	$276,429,097	$375,492,121
U.S. Large Cap Growth	3,530,900	44,646,607	–0–	300,723,149	348,900,656
Global Real Estate Investment	99,408,955	73,308,399	–0–	46,248,687	218,966,041
International Value	11,663,386	84,256,334	–0–	243,622,892	339,542,612
International Growth	5,994,550	66,009,293	–0–	181,047,459	253,051,302

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
Small-Mid Cap Value	$15,159,964	$19,045,249	$–0–	$55,854,692	$90,059,905
Small-Mid Cap Growth	2,792,779	62,746,822	–0–	84,274,913	149,814,514
Global Value	214,535	89,160	–0–	765,339	1,069,034
Global Research Growth	56,486	127,963	–0–	629,043	813,492
Short Duration Bond	4,217,239	–0–	(5,126,016)	(12,366,964)	(13,275,741)
Intermediate Duration Bond	8,031,489	–0–	(12,939,152)	(7,783,775)	(12,691,438)
Inflation Protected Securities	22,763,912	–0–	(1,683,708)	(8,338,779)	12,741,425
High Yield	2,210,490	–0–	(1,731,135)	(18,066,146)	(17,586,791)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, future contracts, swaps, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

c)	On August 31, 2007, the Short Duration Bond Portfolio, Intermediate Duration Bond, Inflation Protected Securities, High-Yield Portfolios had a net capital loss carryforward of $4,091,526, $10,909,502, $757,919, $1,561,339 respectively, of which $529,195 expires in the year 2014 and $3,562,331 expires in the year 2015 for the Short Duration Portfolio, $596,899 expires in the year 2014 and $10,312,603 expires in the year 2015 for Intermediate Duration Bond Portfolio, $757,919 expires in the year 2015 for the Inflation Protected Securities Portfolio, and $1,561,339 expires in the year 2015 for the High-Yield Portfolio. To the extent future gains are offset by capital loss carryforward, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed arise on the first business day of Portfolio’s next taxable year. Short Duration Bond, Intermediate Duration Bond, Inflation Protected Securities, and High-Yield Portfolios elect to defer $1,034,490, $2,029,650, $925,789 and $169,796 of capital losses that are deemed to arise in the next taxable year.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to the foreign currency gain (loss), reclassification of distributions, foreign capital gains tax and passive foreign investment companies are reflected as an adjustment to the components of capital as of August 31, 2007 as shown below:

Portfolio	Increase (Decrease) To Additional Paid-In Capital	Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investments, Futures and Foreign Currencies
U.S. Value	$11,058	$(11,058)	$–0–
U.S. Large Cap Growth	11,058	(9,878)	(1,180)
Global Real Estate Investment	11,058	26,046,590	(26,057,648)
International Value	11,058	(452,771)	441,713
International Growth	11,058	(49,824)	38,766
Small-Mid Cap Value	3,747	(82,779)	79,032
Small-Mid Cap Growth	11,058	(11,058)	–0–
Global Value	–0–	(1,223)	1,223
Global Research Growth	–0–	3,880	(3,880)
Short Duration Bond	11,058	(260,142)	249,084
Intermediate Duration Bond	11,058	4,000,683	(4,011,741)
Inflation Protected Securities	11,058	597,866	(608,924)
High Yield	11,058	(72,486)	61,428

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Notes to Financial Statements

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 14, 2004 (“SEC Order) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Notes to Financial Statements

December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Year Ended August 31,		May 20, 2005(a) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 11.41	$ 10.32	$ 10.00

Income From Investment Operations
Net investment income(b)	.31	.27	.08
Net realized and unrealized gain on investment transactions	1.22	1.11	.28

Net increase in net asset value from operations	1.53	1.38	.36

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.21)	(.04)
Distributions from net realized gain on investment transactions	(.20)	(.08)	– 0	–

Total dividends and distributions	(.50)	(.29)	(.04)

Net asset value, end of period	$ 12.44	$ 11.41	$ 10.32

Total Return
Total investment return based on net asset value(c)	13.55%	13.60%	3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,573,340	$1,822,032	$1,355,032
Ratio to average net assets of:
Expenses	.02%	.04%	.07	%(d)
Net investment income	2.49%	2.48%	2.84	%(d)
Portfolio turnover rate	22%	14%	21%

See footnote summary on page 201.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Large Cap Growth
	Year Ended August 31,		May 20, 2005(a) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 11.09	$ 10.73	$ 10.00

Income From Investment Operations
Net investment income(b)	.10	.07	.02
Net realized and unrealized gain on investment transactions	1.57	.38	.72

Net increase in net asset value from operations	1.67	.45	.74

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.06)	(.01)
Distributions from net realized gain on investment transactions	(.20)	(.03)	– 0	–

Total dividends and distributions	(.29)	(.09)	(.01)

Net asset value, end of period	$ 12.47	$ 11.09	$ 10.73

Total Return
Total investment return based on net asset value(c)	15.23%	4.10%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,608,154	$1,775,474	$1,397,037
Ratio to average net assets of:
Expenses	.02%	.04%	.05	%(d)
Net investment income	.80%	.64%	.62	%(d)
Portfolio turnover rate	92%	64%	13%

See footnote summary on page 201.

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Real Estate Investment
	Year Ended August 31,		May 20, 2005(a) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 13.14	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)	0.27	.36	.09	(e)
Net realized and unrealized gain on investment and foreign currency transactions	1.59	2.47	.69

Net increase in net asset value from operations	1.86	2.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(.58)	(.37)	(.04)
Distributions from net realized gain on investment transactions	(.52)	(.06)	– 0	–

Total dividends and distributions	(1.10)	(.43)	(.04)

Net asset value, end of period	$ 13.90	$ 13.14	$ 10.74

Total Return
Total investment return based on net asset value(c)	14.33%	27.18%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,203,895	$832,695	$508,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06%	.09%	.15	%(d)
Expenses, before waivers/reimbursements	.06%	.09%	.16	%(d)
Net investment income	1.90%	3.07%	3.14	%(d)(e)
Portfolio turnover rate	49%	46%	7%

See footnote summary on page 201.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Year Ended August 31,		May 20, 2005(a) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 13.84	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.42	.38	.10	(e)
Net realized and unrealized gain on investment and foreign currency transactions	2.29	3.04	.87

Net increase in net asset value from operations	2.71	3.42	.97

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.26)	(.08)
Distributions from net realized gain on investment transactions	(1.12)	(.21)	– 0	–

Total dividends and distributions	(1.67)	(.47)	(.08)

Net asset value, end of period	$ 14.88	$ 13.84	$ 10.89

Total Return
Total investment return based on net asset value(c)	20.64%	32.16%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,315,984	$997,371	$788,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.08%	.10%	.15	%(d)
Expenses, before waivers/reimbursements	.08%	.10%	.94	%(d)
Net investment income	2.89%	3.09%	3.56	%(d)(e)
Portfolio turnover rate	31%	27%	23%

See footnote summary on page 201.

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 12.54	$ 10.57	$ 10.00

Income From Investment Operations
Net investment income(b)	.34	.23	.05	(e)
Net realized and unrealized gain on investment and foreign currency transactions	1.86	1.95	.54
Contribution from Adviser	0.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	2.20	2.18	.59

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.19)	(.02)
Distributions from net realized gain on investment transactions	(.49)	(.02)	– 0	–

Total dividends and distributions	(.76)	(.21)	(.02)

Net asset value, end of period	$ 13.98	$ 12.54	$ 10.57

Total Return
Total investment return based on net asset value(c)	18.08%	20.88%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,328,927	$886,431	$517,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.07%	.11%	.15	%(d)
Expenses, before waivers/reimbursements	.07%	.11%	.24	%(d)
Net investment income	2.50%	1.96%	1.78	%(d)(e)
Portfolio turnover rate	82%	105%	19%

See footnote summary on page 201.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 11.08	$ 10.65	$ 10.00

Income From Investment Operations
Net investment income(b)	.24	.16	.04	(e)
Net realized and unrealized gain on investment transactions	1.80	.40	.63

Net increase in net asset value from operations	2.04	.56	.67

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.13)	(.02)
Distributions from net realized gain on investment transactions	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.13)	(.02)

Net asset value, end of period	$ 12.79	$ 11.08	$ 10.65

Total Return
Total investment return based on net asset value(c)	18.64%	5.24%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$648,401	$444,250	$320,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.07%	.15	%(d)
Expenses, before waivers/reimbursements	.04%	.07%	.34	%(d)
Net investment income	1.93%	1.45%	1.62	%(d)(e)
Portfolio turnover rate	33%	42%	8%

See footnote summary on page 201.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Small-Mid Cap Growth
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 11.84	$ 10.99		$ 10.00

Income From Investment Operations
Net investment income(b)	.06	.04		.01	(e)
Net realized and unrealized gain on investment transactions	3.16	.84		.99
Contribution from Adviser	0.00 (f)	– 0	–	– 0	–

Net increase in net asset value from operations	3.22	.88		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.03)		(.01)
Distributions from net realized gain on investment transactions	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.03)		(.01)

Net asset value, end of period	$ 14.79	$ 11.84		$ 10.99

Total Return
Total investment return based on net asset value(c)	27.50%	8.00%		9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$668,771	$429,431		$287,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.07%		.15	%(d)
Expenses, before waivers/reimbursements	.05%	.07%		.41	%(d)
Net investment income	.45%	.33%		.37	%(d)(e)
Portfolio turnover rate	88%	83%		21%

See footnote summary on page 201.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Value
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 10.24	$ 10.00

Income From Investment Operations
Net investment income(b)(e)	.26	.07
Net realized and unrealized gain on investment and foreign currency transactions	1.59	.17

Net increase in net asset value from operations	1.85	.24

Less: Dividends and Distributions
Dividends from net investment income	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.30)	– 0	–

Net asset value, end of period	$ 11.79	$ 10.24

Total Return
Total investment return based on net asset value(c)	18.19%	2.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,028	$6,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%	.15	%(d)
Expenses, before waivers/reimbursements	2.71%	5.11	%(d)
Net investment income(e)	2.26%	2.95	%(d)
Portfolio turnover rate	31%	11%

See footnote summary on page 201.

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Research Growth
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 9.99	$ 10.00

Income From Investment Operations
Net investment income(b)(e)	.18	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35	(.04)
Contribution from adviser	0.00 (f)	– 0	–

Net increase (decrease) in net asset value from operations	1.53	(.01)

Less: Dividends
Dividends from net investment income	(.18)	– 0	–

Net asset value, end of period	$ 11.34	$ 9.99

Total Return
Total investment return based on net asset value(c)	15.35%	(.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,056	$6,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%	.15	%(d)
Expenses, before waivers/reimbursements	3.39%	5.24	%(d)
Net investment income(e)	1.64%	1.38	%(d)
Portfolio turnover rate	80%	14%

See footnote summary on page 201.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Year Ended August 31,		May 20, 2005(a) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 9.93	$ 10.04	$ 10.00

Income From Investment Operations
Net investment income(b)	.52	.47	.09	(e)
Net realized and unrealized loss on investment transactions	(.08)	(.14)	(.01)

Net increase in net asset value from operations	.44	.33	.08

Less: Dividends
Dividends from net investment income	(.50)	(.44)	(.04)

Net asset value, end of period	$ 9.87	$ 9.93	$ 10.04

Total Return
Total investment return based on net asset value(c)	4.51%	3.39%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,272,076	$960,111	$652,505
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.02%	.05%	.15	%(d)
Expenses, before waivers/reimbursements	.02%	.05%	.19	%(d)
Net investment income	5.23%	4.69%	3.88	%(d)(e)
Portfolio turnover rate	138%	185%	83%

See footnote summary on page 201.

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2007		2006

Net asset value, beginning of period	$ 9.86		$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)	.49		.48	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	– 0	–(f)	(.28)	.08

Net increase in net asset value from operations	.49		.20	.19

Less: Dividends
Dividends from net investment income	(.48)		(.46)	(.07)

Net asset value, end of period	$ 9.87		$ 9.86	$ 10.12

Total Return
Total investment return based on net asset value(c)	5.03%		2.13%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,599,652		$1,076,281	$807,065
Ratio to average net assets of:
Expenses	.04%		.06%	.10	%(d)
Net investment income	5.01%		4.89%	4.13	%(d)
Portfolio turnover rate	236%		513%	206%

See footnote summary on page 201.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Inflation Protected Securities
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 9.91	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)	.49	.57	.09	(e)
Net realized and unrealized gain (loss) on investment transactions	(.06)	(.36)	– 0	–
Contribution from Adviser	– 0	–(f)	– 0	–	– 0	–

Net increase in net asset value from operations	.43	.21	.09

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.30)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.35)	(.31)	(.08)

Net asset value, end of period	$ 9.99	$ 9.91	$ 10.01

Total Return
Total investment return based on net asset value(c)	4.44%	2.11%	.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$643,549	$447,210	$263,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.07%	.15	%(d)
Expenses, before waivers/reimbursements	.04%	.07%	.52	%(d)
Net investment income	4.98%	5.83%	4.34	%(d)(e)
Portfolio turnover rate	12%	13%	3%

See footnote summary on page 201.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High Yield
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 9.99	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income(b)	.77	.75	.20	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)	(.35)	.24

Net increase in net asset value from operations	.62	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.72)	(.75)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.72)	(.76)	(.09)

Net asset value, end of period	$ 9.89	$ 9.99	$ 10.35

Total Return
Total investment return based on net asset value(c)	6.22%	4.06%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$495,833	$325,931	$258,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06%	.09%	.20	%(d)
Expenses, before waivers/reimbursements	.06%	.09%	.45	%(d)
Net investment income	7.50%	7.47%	7.42	%(d)(e)
Portfolio turnover rate	49%	64%	23%

(a)	Commencement of operations.

(b)	Based on average shares outstanding during the period.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $0.005.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (thirteen portfolios constituting AllianceBernstein Pooling Portfolios , hereafter referred to as the “Funds”) as of August 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period May 20, 2005 (commencement of operations) through August 31, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

High-Yield Portfolio as of August 31, 2007, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2007

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For the fiscal year ended August 31, 2007, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds will be designated as:

Portfolio	Long-Term Capital Gain	Qualified Dividend Income	(for corporate shareholders) Dividends Received Deduction	(for foreign shareholders) Qualified Short-Term Capital Gain	(for foreign shareholders) Qualified Interest Income	Foreign Tax Credit Pass- Through	Foreign Source Income
U.S. Value	$23,187,822	$44,836,209	$43,195,180	$9,745,607	$756,549	$—	$—
U.S. Large Cap Growth	34,003,222	15,657,432	13,380,391	—	450,092	—	—
Global Real Estate Investment	32,751,014	1,117,793	—	1,713,333	307,775	2,675,580	20,437,145
International Value	37,681,754	38,502,478	—	45,616,903	619,725	3,582,346	34,791,678
International Growth	29,381,490	24,147,775	47,747	7,752,209	403,347	2,418,558	29,811,891
Small-Mid Cap Value	4,218,310	4,103,202	4,118,773	—	366,590	—	—
Small-Mid Cap Growth	1,958,731	1,594,879	1,638,622	6,721,137	202,930	—	—
Short Duration Bond	—	—	—	—	50,871,594	—	—
Intermediate Duration Bond	—	—	—	—	59,489,564	—	—
Inflation Protected Securities	—	—	—	—	26,424,068	—	—
High Yield	—	1,299	1,299	—	29,912,730	—	—
Global Value	—	83,010	34,162	11,299	932	10,327	113,248
Global Research Growth	—	63,486	19,891	—	1,183	—	—

Long Term Capital Gain distributions made during the fiscal year ended August 31, 2007 will be subject to maximum tax rate of 15%. In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%. The above should not be used to calculate your income tax returns.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1)	Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Andrew M. Aran, Vice President

Bruce K. Aronow, Vice President

Stephen Beinhacker, Vice President

Henry S. D’Auria, Vice President

Gershon Distenfeld, Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Norman M. Fidel, Vice President

Eric J. Franco, Vice President

David (Dutch) P. Handke, Jr., Vice President

Eric Hewitt, Vice President

Shawn E. Keegan, Vice President

S. Sean Kelleher, Vice President

N. Kumar Kirpalani, Vice President

Ian Kirwan, Vice President

Samantha Lau, Vice President

Lipkee Lu, Vice President

James W. MacGregor,
Vice President

John P. Mahedy, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice President

Teresa L. Marziano, Vice President

Joel J. McKoan, Vice President

James K. Pang, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

Jeffrey S. Phlegar, Vice President

James G. Reilly, Vice President

Michael J. Reilly, Vice President

Paul C. Rissman, Vice President

Lisa A. Shalett, Vice President

Thomas A. Schmitt, Vice President

Jane E. Schneirov, Vice President

Kevin F. Simms, Vice President

Francis X. Suozzo, Vice President

Christopher M. Toub, Vice President

Wen-Tse Tseng, Vice President

Paul Vogel, Vice President

P. Scott Wallace, Vice President

Janet A. Walsh, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Raymond Wong, Vice President

Kewjin Yuoh, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Trustees

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of and investment decisions for the AllianceBernstein Global Real Estate Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher W. Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric Franco are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly, Mr. David (Dutch) P. Handke, Jr. and Mr. P. Scott Wallace are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Mr. Wen-Tse Tseng and Ms. Samantha Lau are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher M. Toub, Mr. Paul C. Rissman, Mr. Stephen Beinhacker and Mr. James K. Pang are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Shawn E. Keegan, Mr. S. Sean Kelleher, Mr. Lipkee Lu, Mr. Jeffrey S. Phlegar and Mr. Raymond Wong are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Greg J. Wilensky, Ms. Alison M. Martier, Mr. Shawn E. Keegan and Mr. Jeffrey S. Phlegar are the senior most members of the team.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

The management of and investment decisions for the AllianceBernstein High Yield Portfolio are made by the Global Credit Investment Team. Mr. Andrew M. Aran, Mr. Gershon Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

The management of and investment decisions for the AllianceBernstein Global Research Growth Portfolio are made by the Global Research Growth Portfolio Oversight Group. Mr. Norman M. Fidel, Mr. Eric Hewitt, Mr. Thomas A. Schmitt, Ms. Jane E. Schneirov, Mr. Francis X Suozzo, Mr Paul Vogel and Ms. Janet A. Walsh are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Global Value Portfolio are made by the Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the team.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	108	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ## 75 (2005)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

David H. Dievler, # 78 (2005)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accountants since 1953.	109	None

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 65 (2005)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	108	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 2007	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate, and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Trustees is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Andrew M. Aran 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Bruce K. Aronow 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Stephen Beinhacker 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Henry S. D’Auria 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Gershon Distenfeld 31	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

Sharon E. Fay 47	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2002.

Marilyn G. Fedak 60	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2002.

Norman M. Fidel 62	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Eric J. Franco 47	Vice President	Senior Vice President of the Adviser,** with which he has been association since prior to 2002.

David (Dutch) P. Handke, Jr. 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Eric Hewitt 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Shawn E. Keegan 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

S. Sean Kelleher 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Ian Kirwan 32	Vice President	Vice President of the Adviser since 2003. Prior thereto, he was a research analyst at Schroder Investment Management where he covered Pan-European Capital Goods, as well as being Team Leader for the Global Industrials Research team since prior to 2002.

N. Kumar Kirpalani 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Samantha Lau 35	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

Lipkee Lu 39	Vice President	Vice President of the Adviser** since June 2005. Prior thereto, he was a Senior Vice President and Structured Product portfolio manager at Deerfield Capital Management LLC since prior to 2002.

James W. MacGregor 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

John P. Mahedy 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Alison M. Martier 50	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

Christopher W. Marx 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Teresa L. Marziano 53	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Joel J. McKoan 49	Vice President	Senior Vice President of the Adviser,** since September 2003 and Director of the Global Credit Team. Prior thereto, he was a Managing Director at UBS Warburg where he headed the North American Debt Syndicate Group, with responsibility for primary trading of corporate debt, emerging-market debt and structured products from 2000 to 2003. In addition, Mr. McKoan was Global Co-Head of the CDO Group at UBS Warburg from 2002 to 2003 and a Managing Director at PaineWebber (acquired by UBS in 2000), where he managed the UBS Credit Trading Group since prior to 2002.

James K. Pang 34	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Joseph G. Paul 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

John D. Phillips 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Jeffrey S. Phlegar 41	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

James G. Reilly 46	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Michael J. Reilly 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Paul C. Rissman 50	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Thomas A. Schmitt 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Jane E. Schneirov 37	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

Lisa A. Shalett 44	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2002.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Kevin F. Simms 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Francis X. Suozzo 50	Vice President	Senior Vice President of the Adviser, ** with which he has been associated since prior to 2002.

Christopher M. Toub 48	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Wen-Tse Tseng 41	Vice President	Vice President of the Adviser,** since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since 2003. He also worked at Weiss, Peck & Greer, managing the healthcare sector with the same team with which he worked at William D. Witter from April 2002 to August 2003. Prior thereto, he was a senior healthcare analyst at JP Morgan Fleming Asset Management since prior to 2002.

Paul Vogel 34	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

P. Scott Wallace 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Janet A. Walsh 45	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

Andrew J. Weiner 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Greg J. Wilensky 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Raymond Wong 41	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

Kewjin Yuoh 36	Vice President	Vice President of the Adviser** since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management since prior to 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2002.

Thomas R. Manley 56	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2002.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information-about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 1-3, 2007. This disclosure does not relate to AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio.

Prior to approval of the continuance of the Advisory Agreement in respect of a Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees (zero) for the Portfolios were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies advised by the Adviser (the “Investing Funds”). The trustees further noted that the Portfolios do not pay advisory fees to the Adviser and that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Investing Funds who are shareholders of the Portfolios). The trustees noted that the current Investing Funds in the Portfolios are the three non-tax-managed Wealth Strategies of The AllianceBernstein Portfolios, the portfolios of AllianceBernstein Blended Style Series, Inc. and certain assets of the Rhode Island Higher Education Savings Trust (“RIHEST”). The trustees noted that the Investing Funds pay the Adviser fees pursuant to their advisory agreements (in the case of the registered investment companies) or program agreement (in the case of RIHEST) with the Adviser.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of a Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios (which pay no advisory fee to the Adviser and do not reimburse expenses to the Adviser) to the Adviser for calendar year 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information

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reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The trustees did not consider historical information about the profitability of the Portfolios to the Adviser as the Portfolios did not commence operations until mid-2005. The 2005 profitability information for the AllianceBernstein Funds did not attribute profitability for the Portfolios, which pay no advisory fee to the Adviser, do not reimburse expenses to the Adviser, and were in operation for only a portion of 2005. The trustees noted, however, that they did review profitability information for the Investing Funds that are registered investment companies and had been satisfied that such profitability was not unreasonable. The trustees also considered that the Adviser bears certain costs in order to provide services to each Portfolio. The trustees further noted that the profitability presentation to them by the Adviser and the independent consultant had included a discussion of the methodology used in respect of the Trust.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Investing Funds that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Investing Funds. The trustees noted that the Adviser is party to a program agreement with RIHEST and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries in connection with the CollegeBoundfund program, including its services in respect of the Portfolios. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Investing Funds for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

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Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of each Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and, except in the case of AllianceBernstein Global Real Estate Investment Portfolio, as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared to an index, in each case for periods ended December 31, 2006 over the 1-year period and the since inception period (May 2005 inception).

AllianceBernstein U.S. Value Portfolio

The trustees noted that in the Performance Group and Performance Universe comparisons AllianceBernstein U.S. Value Portfolio was in the 1st quintile in the 1-year period and 3rd quintile in the since inception period and that the Portfolio underperformed the Russell 1000 Value Index (the “Index”) in the since inception period and outperformed the Index in the 1-year period. Based on their review, the trustees concluded that the Portfolio’s investment performance over time had been satisfactory.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that in the Performance Group and Performance Universe comparisons AllianceBernstein U.S. Large Cap Growth Portfolio was in the 5th quintile in the 1-year period and 2nd quintile in the since inception period and that the Portfolio underperformed the Russell 1000 Growth Index (the “Index”) in the 1-year period and outperformed the Index in the since inception period. Based on their review and their discussion of the reasons for the Portfolio’s underperformance with the Adviser (including the Adviser’s view that its “high conviction” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance, the trustees retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The trustees informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

AllianceBernstein Global Real Estate Investment Portfolio

The trustees noted that in the Performance Group comparison AllianceBernstein Global Real Estate Investment Portfolio was in the 3rd quintile in the 1-year period and 4th quintile in the since inception period and that the Portfolio underperformed the Financial Times Stock Exchange National Association of Real Estate Investment Trusts Equity Index (the “Index”) in the since inception period and outperformed the Index in the 1-year period. Performance Universe information was not provided. Based on their review, the trustees concluded that the Portfolio’s investment performance over time had been satisfactory.

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AllianceBernstein International Value Portfolio

The trustees noted that in the Performance Group and Performance Universe comparisons AllianceBernstein International Value Portfolio was in the 1st quintile in the 1-year and since inception periods and that the Portfolio outperformed the Morgan Stanley Capital International Europe, Australasia and Far East Value Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s investment performance over time had been satisfactory.

AllianceBernstein International Growth Portfolio

The trustees noted that in the Performance Group and Performance Universe comparisons AllianceBernstein International Growth Portfolio was in the 5th quintile in the 1-year and since inception periods and that the Portfolio underperformed the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index in both periods reviewed. Based on their review and their discussion with the Adviser concerning the performance of the Portfolio (including the Adviser’s view that its “high conviction” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio and concluded that the Portfolio’s relative performance over time was understandable.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Value Portfolio was in the 5th quintile in the 1-year and since inception periods of the Performance Group comparison and in the 4th quintile in the 1-year period and 5th quintile in the since inception period of the Performance Universe comparison and that the Portfolio underperformed the Russell 2500 Value Index in both periods reviewed. Based on their review and their recent discussions with the Adviser concerning the performance of the Portfolio, the trustees concluded that the Portfolio’s relative performance over time was understandable.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that in the Performance Group comparison AllianceBernstein Small-Mid Cap Growth Portfolio was in the 4th quintile in the 1-year period and 2nd quintile in the since inception period and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period and 2nd quintile in the since inception period and that the Portfolio underperformed the Russell 2500 Growth Index (the “Index”) in the 1-year period and outperformed the Index in the since inception period. Based on their review, the trustees concluded that the Portfolio’s investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning fee rates paid by

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other funds in the same Lipper category as the Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Investing Funds. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that because each Portfolio is designed as a vehicle in which the Investing Funds can invest their assets, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the trustees noted that the Adviser is indirectly compensated for its services to the Portfolios by the Investing Funds. The trustees noted that the Trust acknowledges in its Advisory Agreement that the Adviser and its affiliates expect to receive compensation from the Adviser’s clients that become shareholders of the Trust in connection with services provided under the Agreement. The Investing Funds pay the Adviser advisory fees pursuant to advisory agreements with the Adviser (program agreement in the case of RIHEST).

The trustees noted that a portion of the fees paid by the Investing Funds to the Adviser may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission Staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Investing Funds). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

In considering the advisory fees paid to the Adviser by the Investing Funds in respect of each Portfolio, the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds. The trustees evaluated the process of investing in each of the Portfolios as compared to investments in other types of securities. The trustees concluded that they were satisfied with the reasonableness of the advisory fees payable by each Investing Fund taking into account the Adviser’s services to Pooling which benefit the Investing Funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolios. For this purpose, the trustees reviewed the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolios. The trustees noted that application of such fee schedules to the level of assets of a Portfolio pursuing a substantially similar investment style would result in a fee rate that would be higher than the rate paid by each Portfolio pursuant to the Advisory Agreement (zero). The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are

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lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The trustees also reviewed information that indicated that in the case of

AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and AllianceBernstein Small-Mid Cap Growth Portfolio, the Adviser sub-advises certain registered investment companies with a similar investment style as the corresponding Portfolio at a higher fee schedule than the corresponding Portfolio.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered information provided by the Trust’s Senior Officer based on information provided by Lipper showing the total non-advisory expense ratio of each Portfolio compared to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. In light of the zero advisory fee payable by each Portfolio, the Senior Officer concluded that comparative information about non-advisory expenses would be more useful than information about total expenses. Lipper described an Expense Group as a representative sample of funds comparable to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year non-advisory expense ratio. The trustees noted that although voluntary expense caps were in place for each Portfolio’s fiscal year ended August 31, 2006 (other than AllianceBernstein U.S. Large Cap Growth Portfolio and AllianceBernstein U.S. Value Portfolio), none of the Portfolios operated above the expense caps and that the caps are no longer in effect. The trustees recognized that the non-advisory expense ratio information for the Portfolios potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolios by others. The trustees took note that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

In reviewing the comparative performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

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AllianceBernstein U.S. Value Portfolio

The trustees noted that AllianceBernstein U.S. Value Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that AllianceBernstein U.S. Large Cap Growth Portfolio’s total non-advisory expense ratio was slightly higher than the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Global Real Estate Investment Portfolio

The trustees noted that AllianceBernstein Global Real Estate Investment Portfolio’s total non-advisory expense ratio was lower than the Expense Group median. Expense Universe information was not provided. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein International Value Portfolio

The trustees noted that AllianceBernstein International Value Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein International Growth Portfolio

The trustees noted that AllianceBernstein International Growth Portfolio’s total non-advisory expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Value Portfolio’s total non-advisory expense ratio was slightly higher than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Growth Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Investing Funds that are registered investment companies incorporate breakpoints.

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THE FOLLOWING SENIOR OFFICER’S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust”) in respect of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (each a “Portfolio” and collectively the “Portfolios”), prepared by Philip L. Kirstein, the Trust’s Senior Officer, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.2 It should be noted that both of these Portfolios have not yet commenced operations. The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed by the Adviser which was provided to the trustees in connection with their review of the proposed initial approvals of the investment advisory agreement as applicable to the Portfolios.

The Trust is designed to facilitate a “blended style” investment approach, which represents a variety of asset classes and investment styles.3 The Trust is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The Portfolios will not pay a fee to the Adviser or its affiliates for advisory, transfer agency and distribution related services. The Adviser and its affiliates, including the transfer agent and principal underwriter of the Trust, will be indirectly compensated for their services to the Portfolios by the fees that they will receive for their services rendered to the investment companies and certain other large institutional accounts that invest in the Portfolios.

1	It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Trustees on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	The other Pooling Portfolios that are not discussed in this evaluation are U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High-Yield Portfolio.

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The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

ADVISORY FEES AND EXPENSE CAPS & RATIOS

The Portfolios will not pay a fee to the Adviser for advisory services. However, the Adviser will be indirectly compensated for its services to the Portfolios by institutional clients (initially, a series of AllianceBernstein Blended Style Series, Inc.) that invest in the Portfolios. The Adviser expects that establishing the components of this service as Pooling Portfolios will enable the Adviser to make the service more widely available to other institutional investors. Set forth below is the proposed advisory fee schedule of the series of AllianceBernstein Blended Style Series, Inc. that will initially invest in the Portfolios:

Fund	Advisory Fee Based on % of Average Daily Net Assets
AllianceBernstein Blended Style Series, Inc. – Global Blend Portfolio	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.75% 0.65% 0.60%

The Adviser has agreed to reimburse the Portfolios, if the Portfolios’ total operating expense ratios exceed the expense caps set forth below for the Portfolios. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

Portfolio	Expense Cap
Global Research Growth Portfolio	0.15%
Global Value Portfolio	0.15%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

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institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolios that are not provided to non-investment company clients will include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Trust’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional assets due to the greater complexities and time required for investment companies. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolios. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios.

Portfolio	Assumed Initial Net Assets ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Adv. Fee
Global Research Growth Portfolio	$50.0	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.700%

Global Value Portfolio	$50.0	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25 m	0.700%

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The Adviser also manages the AllianceBernstein Mutual Funds. Certain of the AllianceBernstein Mutual Funds have substantially similar investment styles as the Portfolios and their fee schedules are as follows:

Portfolio	AllianceBernstein Mutual Fund	Fee
Global Research Growth Portfolio	AllianceBernstein Global Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

Global Value Portfolio	AllianceBernstein Trust – Global Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Global Research Growth Portfolio. The following table shows the fee schedule of such AVPS portfolio:

Portfolio	AVPS Portfolio	Fee Schedule
Global Research Growth Portfolio	Global Research Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fees for Global Value and Global Growth, which have somewhat similar investment strategies as the Portfolios:

Fund	Fee[4]
Global Value	1.50%
Global Growth	1.70%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolios.

4	The “all-in” fees shown are for the Class A shares of Global Value and Global Growth. Each fund’s “all-in” fee includes a fee for investment advisory services and a separate fee for distribution related services.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser will not be directly paid an advisory fee by the Portfolios. However, the Adviser will be compensated for its services by investment companies and other large institutional accounts advised by the Adviser that invest in the Portfolios.5

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser analyzed the total expense ratios of the Portfolios in comparison to the Portfolios’ Lipper Expense Groups6 and Lipper Expense Universes.7 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio[8]	0.150	0.298	2/12	0.195	65/169

Global Value Portfolio[8]	0.150	0.226	3/14	0.112	67/125

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See discussion below in Section IV.

5	However, it would be worth noting the Lipper advisory fee comparisons of similar funds, such as AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust — Global Value Fund, which the Adviser manages and charges an advisory fee levied in the “normal” manner. See the Summary of Senior Officer’s Evaluation of Investment Advisory Agreement for these AllianceBernstein Mutual Funds.

6	Lipper uses the following criteria in screening funds to be included in each Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

7	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

8	Since the Portfolio does not charge an advisory fee, the Portfolio’s anticipated total expense ratio is compared to the non-management fee ratio, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of other peers that charge an advisory fee of the Lipper Expense Group.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Since the Portfolios have not yet commenced operations, there is no information regarding the Adviser’s profitability for the services that the Adviser will provide to the Portfolios. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser’s management and the Trustees to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently. Since the Portfolios will not be charged a fee for advisory, transfer agency and distribution related services, no direct profit will be earned by the Advisor and its affiliates for these services.

The Adviser will profit indirectly from the Portfolios through the fees that it will receive from the institutional clients that invest in the Portfolios. Indirect profits include profits from managing the assets of institutional clients and the provision by affiliates of transfer agency and distribution related services.

The Adviser will profit directly from commissions generated from any brokerage transaction effected by the Portfolios through the Adviser’s affiliates, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and Sanford C. Bernstein Limited (“SCB Ltd.”) in the U.K., collectively “SCB.” The Adviser represented that SCB’s profitability from business conducted with the Portfolios will be comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, which will include the Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolios will not be charged an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that the breakpoints in the fee schedules of the institutional clients of the Adviser that are invested in the Portfolios reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolios.

Since there is no historical performance information for the Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust — Global Value Fund, whose investment styles are substantially similar to the Portfolios, relative to these fund’s Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.9

AllianceBernstein Global Research Growth Fund, Inc.	Group	Universe
1 year	1/4	3/12
3 year	1/4	1/10

AllianceBernstein Trust – Global Value Fund	Group	Universe
1 year	2/4	5/11
3 year	2/4	4/9

9	The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.

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Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Portfolios for the periods ending December 31, 2005:10

	Periods Ending December 31, 2005 Annualized Performance
Fund	1 Year	3 Year	Since Inception
AllianceBernstein Global Research Growth Fund, Inc.	15.82	20.41	16.90
MSCI World Index (Net)	9.49	18.69	14.84
MSCI World Growth (Net)	9.41	15.83	12.65

AllianceBernstein Trust – Global Value Fund	14.57	22.26	9.25
MSCI World Index (Net)	9.49	18.69	5.30

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 7, 2006

10	The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

THE FOLLOWING SENIOR OFFICER’S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

- U.S. Value Portfolio

- U.S. Large Cap Growth Portfolio

- Global Real Estate Investment Portfolio

- International Value Portfolio

- International Growth Portfolio

- Small-Mid Cap Value Portfolio

- Small-Mid Cap Growth Portfolio

- Short Duration Bond Portfolio

- Intermediate Duration Portfolio

- Inflation Protected Securities Portfolio

- High Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and institutional accounts.

This summary of the evaluation was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with

1	It should be noted that the information in the fee summary was completed on January 23, 2007 and presented to the Board of Trustees on February 6-8, 2007. This “stub” approval was necessary to align the contract renewal calendar of AllianceBernstein Pooling Portfolios with that of other funds of the same asset classes managed by the Adviser.

2	Future references to the Portfolios do not include “AllianceBernstein.” The two Portfolios of the Trust that are not discussed in this evaluation are Global Research Growth Portfolio and Global Value Portfolio.

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc. — AllianceBernstein Retirement Strategies (“Retirement Strategies”)3, certain series of The AllianceBernstein Portfolios — AllianceBernstein Wealth Strategies (“Wealth Strategies”)4, AllianceBernstein Blended Style Series, Inc. — U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”) and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and Alliance-Bernstein 2045 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

AllianceBernstein Blended Style Series, Inc. — AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

For example, a Retirement Strategy that invests less than 60% of its net assets in equities will pay 0.55% for its first $2.5 billion in net assets, 0.45% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.40% for its net assets in excess of $5 billion. The advisory fee that is currently charged by the Adviser for each Retirement Strategy’s first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

Retirement Strategy	Advisory Fee Based on % of Average Daily Net Assets
2000 Retirement Strategy	0.55%
2005 Retirement Strategy	0.55%
2010 Retirement Strategy	0.60%
2015 Retirement Strategy	0.60%
2020 Retirement Strategy	0.65%
2025 Retirement Strategy	0.65%
2030 Retirement Strategy	0.65%
2035 Retirement Strategy	0.65%
2040 Retirement Strategy	0.65%
2045 Retirement Strategy	0.65%

AllianceBernstein Blended Style Series, Inc. — U.S. Large Cap Portfolio, The AllianceBernstein Portfolios — AllianceBernstein Wealth Strategies

U.S. Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

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Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Wealth Preservation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in the increase or decrease of the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of November 30, 2006.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.94%
Age-Based Aggressive 1999-2001	0.90%
Age-Based Aggressive 1996-1998	0.86%
Age-Based Aggressive 1993-1995	0.82%
Age-Based Aggressive 1990-1992	0.78%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2005-2007	0.92%
Age-Based 2002-2004	0.88%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Portfolios	Total Expense Ratio[5]
Age-Based 1999-2001	0.84%
Age-Based 1996-1998	0.80%
Age-Based 1993-1995	0.78%
Age-Based 1990-1992	0.76%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

Set forth below are the most recent fiscal year and total expense ratios of the Portfolios. It should be noted that from inception of the Portfolios through August 31, 2006, except for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio, the Adviser voluntarily agreed to limit total operating expenses of the Portfolios to ensure that their total expense ratios not exceed 15 basis points (20 basis points in respect to High Yield Portfolio). During the most recently completed fiscal year, none of the Portfolios operated above their expense caps. For the current fiscal year those expense limitations are no longer in effect.

Portfolio	Total Expense Ratio	Fiscal Year End
U.S. Value Portfolio	0.04%	August 31
U.S. Large Cap Growth Portfolio	0.04%	August 31
Global Real Estate Investment Portfolio	0.09%	August 31
International Value Portfolio	0.10%	August 31
International Growth Portfolio	0.11%	August 31
Small-Mid Cap Value Portfolio	0.07%	August 31
Small-Mid Cap Growth Portfolio	0.07%	August 31
Short Duration Bond Portfolio	0.05%	August 31
Intermediate Duration Portfolio	0.06%	August 31
Inflation Protected Securities Portfolio	0.07%	August 31
High Yield Portfolio	0.09%	August 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, its shareholders, which include other investment companies and large institutional clients managed by the Adviser, do pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The management fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolios.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on November 30, 2006 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 11/30/06 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
U.S. Value Portfolio	$2,046.5	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $2m	0.264%	0.000%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Portfolio	Portfolio Net Assets 11/30/06 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
U.S. Large Cap Growth Portfolio	$2,003.2	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $100m	0.266%	0.000%

Global Real Estate Investment Portfolio[7]	$972.3	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Minimum account size: $10m	0.415%	0.000%

International Value Portfolio	$1,118.4	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum account size: $25m	0.518%	0.000%

International Growth Portfolio	$1,001.2	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.420%	0.000%

Small-Mid Cap Value Portfolio	$508.5	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $10m	0.589%	0.000%

Small-Mid Cap Growth Portfolio	$503.2	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $10m	0.590%	0.000%

7	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

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Portfolio	Portfolio Net Assets 11/30/06 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
Short Duration Bond Portfolio	$1,038.1	Short Duration Schedule 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum account size: $20m	0.167%	0.000%

Intermediate Duration Portfolio	$1,193.2	U.S. Core Plus Schedule 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum account size: $20m	0.165%	0.000%

Inflation Protected Securities Portfolio[8]	$489.4	U.S. TIPS Strategy Schedule 20 bp on 1st $10 million 15 bp on next $80 million 10 bp on the balance Minimum account size: $20m	0.110%	0.000%

High Yield Portfolio	$363.1	High Yield Schedule 65 bp on 1st $20 million 50 bp on next $20 million 40 bp on next $20 million 35 bp on the balance Minimum account size: $20m	0.413%	0.000%

The Adviser manages the AllianceBernstein Mutual Funds, which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), the portfolios of which are investment options underlying certain variable annuity and variable life insurance contracts issued by various insurance companies. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Category	Advisory Fee
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance

Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

8	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in non-U.S. Treasury inflation-protected securities, in contrast to the institutional strategy, which invests primarily in U.S. Treasury inflation-protected securities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Category	Advisory Fee
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance

International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance

Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance

High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Certain portfolios of SCB Fund have a somewhat similar investment style as certain of the Pooling Portfolios and their advisory fee schedules are set forth below:

Portfolio	SCB Fund Portfolio	Fee Schedule
Short Duration Bond Portfolio	Short Duration Plus Portfolio	50 bp on 1st $250 million 45 bp on next $500 million 40 bp thereafter

Intermediate Duration Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Portfolios:

Portfolio	Luxembourg Fund	Fee[9]
U.S. Value Portfolio	American Value Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

International Value Portfolio	Global Value Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Luxembourg Fund	Fee[9]
High Yield Portfolio	U.S. High Yield Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ACITM Mutual Fund	Fee[10]
U.S. Value Portfolio	U.S. Strategic Value[11]	0.688% on first ¥3 billion 0.50% on next ¥2 billion 0.40% thereafter

U.S. Large Cap Growth Portfolio	Alliance American Premier Growth – Hedged/Non-Hedged	0.95%

	Alliance American Premier Growth F / FB / FVA[11]	0.70%

International Value Portfolio	Alliance International Diversified Value[11]	0.10%[12]

	AllianceBernstein International Value Equity A11	0.30%[13]

	AllianceBernstein Kokusai Value Stock[11]	0.70%

	Bernstein Kokusai Strategic Value[11]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

High Yield Portfolio	High Yield Open Fund	1.00%

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on January 8, 2009 by Reuters was ¥118.75 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.4 million.

11	This ACITM fund is privately placed or institutional.

12	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

13	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Note that certain of these sub-advised accounts may have an investment style that is somewhat similar (not identical) as that of the Portfolios.

Portfolio	Sub-advised Fund	Fee Schedule[14]
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% thereafter

	Client # 2[15]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client # 3	0.23% on 1st $300 million 0.20% thereafter

	Client # 4	0.35% on 1st $200 million 0.30% thereafter

	Client # 5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client # 6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

	Client # 7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[16]

	Client # 8	0.35%

	Client # 9	0.20%

14	The advisory fees for each sub-advised account are based on the percentage of the sub-advised account’s net assets, not a combination of any of the sub-advised accounts shown.

15	This is a fee schedule of a fund managed by an affiliate of the Adviser.

16	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index, over a cumulative 36-month period. The fund’s annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.12%.

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Fee Schedule[14]
Client # 10	0.60% on 1st $10 million
0.50% on next $15 million
0.40% on next $25 million
0.30% on next $50 million
0.25% on next $50 million
0.225% on next $50 million
0.20% on next $50 million
0.175% on next $50 million
0.150% thereafter

U.S. Large Cap Growth Portfolio	Client # 11[17]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 12	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter

	Client # 13	0.40% on first $300 million 0.37% on next $300 million 0.35% on next $300 million 0.32% on next $600 million 0.25% thereafter

	Client # 14	0.35%

U.S. International Value Portfolio	Client # 15	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter

	Client # 16[17]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 17	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

	Client # 18	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client # 19	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

17	See footnote 15.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Portfolio	Sub-advised Fund	Fee Schedule[14]
	Client # 20	0.55% on 1st $150 million 0.40% thereafter

	Client # 21	0.50%

	Client # 22	0.30%

	Client # 23	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[18]

	Client # 24	0.85% on 1st $10 million 0.75% on next $15 million 0.60% on next $25 million 0.50% on next $50 million 0.40% thereafter

	Client # 25	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

U.S. Small Cap-Mid Value Portfolio	Client # 26	0.50% on 1st $250 million 0.45% thereafter

	Client # 27	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter

	Client # 28	0.80% on 1st $25 million 0.60% thereafter

	Client # 29	1.00% on 1st $10 million 0.875% on next $10 million 0.75% thereafter

U.S. Small Cap-Mid Growth Portfolio	Client # 30[19]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 31[19]	0.30%

18	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US), over a 60 month rolling period. The fund’s annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.22%.

19	See footnote 15.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Fee Schedule[14]
	Client # 32[19]	0.60% on 1st $1 billion
0.55% on next $500 million
0.50% on next $500 million
0.45% on next $500 million
0.40% thereafter

	Client # 33	0.65% on 1st $25 million
0.60% on next $75 million
0.55% thereafter

	Client # 34	0.75% on 1st $10 million
0.625% on next $10 million
0.50% on next $20 million
0.375% on next $20 million
0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

In the Pooling Portfolios’ Senior Officer’s evaluation of the Investment Advisory Agreement, which the Trustees of the Trust reviewed, the Senior Officer mentioned previous evaluations that were written for the Retirement Strategies, Wealth Strategies and U.S. Large Cap Portfolio. In those evaluations, the Senior Officer concluded that the investment advisory agreement for those Institutional Clients were reasonable and within range of what would have been negotiated at arms length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have virtually zero transfer agent (with exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers. Lipper’s analysis included the Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).20

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.21

With respect to International Value Portfolio, International Growth Portfolio and Inflation Protected Securities Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar (but not the same) Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs were also expanded to include the universes of those peers that had a

20	Note that there are limitations on expense category data because different funds categorize expenses differently.

21	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

similar (but not the same) Lipper investment classification/objective.22 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[23]	Lipper Group Rank	Lipper Exp. Universe Median (%)[23]	Lipper Universe Rank
U.S. Value Portfolio	0.039	0.046	10/15	0.073	24/104

U.S. Large Cap Growth Portfolio	0.042	0.041	10/17	0.059	51/198

Global Real Estate Investment Portfolio[24]	0.089	0.049	11/13	0.117	22/57

International Value Portfolio[25]	0.101	0.100	6/16	0.141	31/100

International Growth Portfolio[26]	0.111	0.089	8/12	0.127	25/64

Small-Mid Cap Value Portfolio	0.072	0.074	8/17	0.079	33/75

Small-Mid Cap Growth Portfolio	0.073	0.084	4/19	0.085	58/141

Short Duration Bond Portfolio	0.046	0.047	6/14	0.071	10/59

Intermediate Duration Portfolio	0.058	0.042	12/18	0.062	70/143

Inflation Protected Securities Portfolio[27]	0.068	0.070	7/14	0.068	9/17

High Yield Portfolio	0.095	0.091	10/17	0.068	76/119

22	It should be noted that the expansion such Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

23	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

24	It should be noted that a significant number of the Portfolios’ peers invest only a minor fraction or none of their assets in non-U.S. REITS or non-U.S. real estate industry companies, in contrast to the Portfolio, which invests a substantial portion of its assets internationally. This difference may have an impact on the Portfolio’s expense and performance rankings.

25	The Portfolio’s EG includes the Portfolio, nine other International Multi-Cap Value funds (“IMLV”) and six International Large-Cap Growth funds (“ILCC”). The Portfolio’s EG includes the Portfolio and all other institutional funds of IMLV and ILCC, excluding outliers.

26	The Portfolio’s EG includes the Portfolio, four other International Large Cap Growth funds (“ILCG”) and seven International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EG includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

27	The Portfolio’s EG includes the Portfolio, ten other Treasury Inflation-Protected Security funds (“IUT”) and three Short U.S. Treasury funds (“SUT”). The Portfolio’s EG includes the Portfolio and all other institutional funds of IUT and SUT, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A written request for the Adviser’s profitability for each Portfolio was submitted by the Chairman of the Board to the Adviser. It is contemplated that the Adviser’s profits associated with the utilization of the Pooling Portfolios will include the indirect profits generated from the advisory and non-advisory services provided by the Adviser to the Institutional Clients that invest in the Pooling Portfolios.28

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

With the exception of CollegeBoundfund,29 information regarding the Adviser’s profitability from providing investment advisory services to the Institutional Clients was provided in the Senior Officer’s Fee Evaluation. Based on the information provided, the Adviser’s profitability increased in calendar year 2005 relative to 2004 for each of the Wealth Strategies but decreased for U.S. Large Cap Portfolio and the Retirement Strategies.30

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively “SCB”), and paid commissions during the Portfolios’ recent fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

28	Non-advisory services include transfer agent and distribution related services.

29	Profitability information prepared in accordance with the methodologies used in the reports presented to the Boards of the AllianceBernstein Funds is not currently prepared for CollegeBoundfund.

30	Revenues and net profitability for the Retirement Strategies were negative.

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $717 billion as of December 31, 2006, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1 year and since inception31 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)32 for the periods ended November 30, 2006.33

U.S. Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	19.72	17.92	18.37	6/15	50/157
Since Inception	16.91	16.09	17.03	7/15	76/148

U.S. Large Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.01	6.61	7.24	15/17	217/250
Since Inception	11.70	9.61	10.55	5/16	77/237

31	It should be noted that the underlying data with regards to Lipper’s inception date gross performance return calculation only covers the period from the nearest month end after inception date through the period end date. In contrast to Lipper, the Adviser calculates the Portfolios’ net performance using data that includes the partial month. Note that the since inception gross performance returns calculated by Lipper for U.S. Large Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio are less than the net performance returns calculated by the Adviser on pages 26-27. Normally, gross performance returns are higher than net performance returns.

32	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU. In particular, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios’ EGs and EUs, which may include funds of similar but not the same investment classification/objective.

33	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Global Real Estate Investment Portfolio[34]	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	43.45	40.37	40.19	2/13	11/77
Since Inception	33.84	34.58	34.92	9/13	50/72

International Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	38.79	30.41	30.46	1/10	1/50
Since Inception	36.04	29.40	28.77	1/9	1/47

International Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	19.96	28.67	27.74	5/5	19/19
Since Inception	21.96	28.30	27.34	5/5	19/19

Small-Mid Cap Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	15.63	18.69	17.54	15/17	96/112
Since Inception	14.78	19.46	17.93	15/15	98/101

Small-Mid Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	10.89	11.07	10.69	11/19	96/203
Since Inception	19.87	15.02	15.11	5/18	29/182

Short Duration Bond Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	5.05	5.23	5.26	10/14	69/95
Since Inception	3.87	4.13	4.19	10/14	75/94

Intermediate Duration Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	5.91	6.44	6.31	16/18	161/193
Since Inception	3.93	4.15	4.14	14/18	129/181

Inflation Protected Securities Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	3.74	4.34	4.42	9/10	42/48
Since Inception	2.43	2.55	2.48	8/10	25/44

High Yield Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	10.03	10.70	11.16	13/17	112/138
Since Inception	8.11	9.13	9.51	15/17	113/128

34	See footnote 24.

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks:35

	Periods Ending November 30, 2006 Annualized Performance (%)
	1 Year	Since Inception[36]
U.S. Value Portfolio	19.68	16.79
Russell 1000 Value Index	20.27	17.37

U.S. Large Cap Growth Portfolio	0.96	12.42
Russell 1000 Growth Index	8.38	10.40

Global Real Estate Investment Portfolio	43.32	33.01
FTSE / NAREIT Equity Index	44.31	36.66

International Value Portfolio	38.65	34.87
MSCI EAFE Value Index	31.08	29.25

International Growth Portfolio	19.83	20.86
MSCI EAFE Growth Index	25.27	24.11

Small-Mid Cap Value Portfolio	15.55	14.38
Russell 2500 Value Index	18.76	18.37

Small-Mid Cap Growth Portfolio	10.81	19.65
Russell 2500 Growth Index	13.18	16.72

Short Duration Bond Portfolio	5.00	3.88
Merrill Lynch 1-3 Yr Treasury Index	4.33	3.28

Intermediate Duration Bond Portfolio	5.85	4.40
Lehman Brothers Aggregate Bond Index	5.94	3.59

Inflation Protected Securities Portfolio	3.67	2.58
Lehman 1-10 Year TIPS Index	3.78	2.50

High-Yield Portfolio	9.93	8.54
Lehman Brothers High Yield Index (2% constrained)	10.55	8.81

35	The Adviser provided Portfolio and benchmark performance return information for periods through November 30, 2006.

36	The underlying data, which the Adviser used to calculate since inception performance returns for the Portfolios, covers the period from the Portfolios’ inception date, May 20, 2005, through November 30, 2006. On the other hand, the underlying data, which the Adviser used to calculate performance returns for the Portfolios’ benchmarks, covers the period from the nearest month end after the Portfolios’ inception date, May 31, 2005, through November 30, 2006. This difference may significantly impact the Portfolios’ performance returns relative to their benchmarks. See footnote 31.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 6, 2007

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THE FOLLOWING SENIOR OFFICER”S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Global Real Estate Investment Portfolio

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio, High Yield Portfolio, Global Research Growth Portfolio, and Global Value Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”)3, certain series of The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”)4, AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”) and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc. — AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and AllianceBernstein 2045 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

For example, a Retirement Strategy that invests less than 60% of its net assets in equities will pay 0.55% for its first $2.5 billion in net assets, 0.45% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.40% for its net assets in excess of $5 billion. The advisory fee that is currently charged by the Adviser for each Retirement Strategy’s first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

Retirement Strategy	Advisory Fee Based on % of Average Daily Net Assets
2000 Retirement Strategy	0.55%
2005 Retirement Strategy	0.55%
2010 Retirement Strategy	0.60%
2015 Retirement Strategy	0.60%
2020 Retirement Strategy	0.65%
2025 Retirement Strategy	0.65%
2030 Retirement Strategy	0.65%
2035 Retirement Strategy	0.65%
2040 Retirement Strategy	0.65%
2045 Retirement Strategy	0.65%

AllianceBernstein Blended Style Series, Inc. — U.S. Large Cap Portfolio, The AllianceBernstein Portfolios — AllianceBernstein Wealth Strategies

U.S. Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Wealth Preservation Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of November 30, 2006.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.94%
Age-Based Aggressive 1999-2001	0.90%
Age-Based Aggressive 1996-1998	0.86%
Age-Based Aggressive 1993-1995	0.82%
Age-Based Aggressive 1990-1992	0.78%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2005-2007	0.92%
Age-Based 2002-2004	0.88%
Age-Based 1999-2001	0.84%
Age-Based 1996-1998	0.80%
Age-Based 1993-1995	0.78%
Age-Based 1990-1992	0.76%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the most recent fiscal year and total expense ratios of the Portfolios. It should be noted that from inception of the Portfolios through August 31, 2006, except for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio, the Adviser voluntarily agreed to limit total operating expenses of the Portfolios to ensure that their total expense ratios not exceed 15 basis points. During the most recently completed fiscal year, none of the Portfolios operated above its expense cap. For the current fiscal year those expense limitations are no longer in effect. Set forth below are the most recent fiscal year end and semi-annual total expense ratios of the Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
		(08/31/06)	(02/28/07)[6]
U.S. Value Portfolio	August 31	0.04%	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.04%	0.02%
Global Real Estate Investment Portfolio	August 31	0.09%	0.05%
International Value Portfolio	August 31	0.10%	0.07%
International Growth Portfolio	August 31	0.11%	0.07%
Small-Mid Cap Value Portfolio	August 31	0.07%	0.05%
Small-Mid Cap Growth Portfolio	August 31	0.07%	0.05%

I.    ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect

6	Annualized for the six months ended February 28, 2007.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles substantially similar to those of the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on February 28, 2007 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 02/28/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
U.S. Value Portfolio	$2,233.6	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $2m	0.263%	0.000%

U.S. Large Cap Growth Portfolio	$2,194.5	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $10m	0.265%	0.000%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 02/28/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
Global Real Estate Investment Portfolio[8]	$1,067.9	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $10m	0.507%[9]	0.000%

International Value Portfolio	$1,198.3	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.517%	0.000%

International Growth Portfolio	$1,102.5	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.416%	0.000%

Small-Mid Cap Value Portfolio	$566.5	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $10m	0.585%	0.000%

Small-Mid Cap Growth Portfolio	$552.5	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $10m	0.586%	0.000%

8	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

9	Assumes 50 bp on the balance.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/AVPS Adv. Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

Small-Mid Cap Growth Portfolio	Cap Fund, Inc. – Small/Mid Cap Growth Portfolio AVPS Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Portfolios:

Portfolio	Luxembourg Fund	Fee[10]
U.S. Value Portfolio	American Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

International Value Portfolio	Global Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ACITM Mutual Fund	Fee[11]
U.S. Large Cap Growth Portfolio	Alliance American Premier Growth – Hedged /Non-Hedged	0.95%

	Alliance American Premier Growth F / FB / FVA[12]	0.70%

International Value Portfolio	Alliance International Diversified Value[12]	0.10%[13]

	AllianceBernstein International Value Equity A	0.30%[14]

	AllianceBernstein Kokusai Value Stock[12]	0.70%

	Bernstein Kokusai Strategic Value[12]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

11	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

12	This ACITM fund is privately placed or institutional.

13	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

14	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships.

Portfolio	Sub-advised Fund	Fee Schedule[15]
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% thereafter

	Client # 2[16]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client # 3	0.23% on 1st $300 million 0.20% thereafter

	Client # 4	0.35% on 1st $200 million 0.30% thereafter

	Client # 5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client # 6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

	Client # 7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[17]

	Client # 8	0.35%

	Client # 9	0.20%

15	The advisory fees for each sub-advised account are based on the percentage of the sub-advised account’s net assets, not an aggregation of any of the sub-advised accounts shown.

16	This is a fee schedule of a fund managed by an affiliate of the Adviser.

17	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index, over a cumulative 36-month period.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Fee Schedule[15]
Client # 10

0.60% on 1st $10 million

0.50% on next $15 million

0.40% on next $25 million

0.30% on next $50 million

0.25% on next $50 million

0.225% on next $50 million

0.20% on next $50 million

0.175% on next $50 million

0.150% thereafter

U.S. Large Cap Growth Portfolio	Client # 11[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 12	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter

	Client # 13	0.40% on first $300 million 0.37% on next $300 million 0.35% on next $300 million 0.32% on next $600 million 0.25% thereafter

	Client # 14	0.35%

International Value Portfolio	Client # 15	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter

	Client # 16[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 17	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

	Client # 18	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client # 19	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

	Client # 20	0.55% on 1st $150 million 0.40% thereafter

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Portfolio	Sub-advised Fund	Fee Schedule[15]
	Client # 21	0.50%

	Client # 22	0.30%

	Client # 23	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[18]

	Client # 24	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

U.S. Small Cap-Mid Value Portfolio	Client # 25	0.50% on 1st $250 million 0.45% thereafter

	Client # 26	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter

	Client # 27	0.80% on 1st $25 million 0.60% thereafter

U.S. Small Cap-Mid Growth Portfolio	Client # 28[16]	0.30%

	Client # 29[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

In the Pooling Portfolios’ Senior Officer’s Evaluation of the Investment Advisory Agreement, which the Trustees of the Trust reviewed, the Senior Officer mentioned previous evaluations that were written for the Retirement Strategies, Wealth Strategies and U.S. Large Cap Portfolio. In those evaluations, the Senior Officer concluded that the investment advisory agreement for those Institutional Clients were reasonable and within range of what would have been negotiated at arm’s-length.

18	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US), over a 60 month rolling period.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.19 Lipper’s analysis included the Portfolios’ rankings20 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).21

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, load type,22 expense

19	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	Note that there are limitations on expense category data because different funds categorize expenses differently.

22	Lipper excluded institutional classes or funds that had a 12b-1 or non 12b-1 service fee for this evaluation in order for the Portfolios’ EUs to not include multiple classes of the same funds. As a result, the EUs in this evaluation are much smaller in size compared to the evaluation dated January 23, 2007.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.23

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.24 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[25]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.039	0.043	6/14	0.082	9/49
U.S. Large Cap Growth Portfolio	0.042	0.041	10/17	0.085	29/110
Global Real Estate Investment Portfolio[26]	0.089	0.229	1/6	N/A	N/A
International Value Portfolio[27]	0.101	0.117	6/16	0.170	15/57
International Growth Portfolio[28]	0.111	0.089	8/12	0.130	19/46
Small-Mid Cap Value Portfolio	0.072	0.070	10/17	0.069	23/42
Small-Mid Cap Growth Portfolio	0.073	0.081	4/19	0.098	31/92

23	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

24	It should be noted that the expansion such Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

25	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

26	It should be noted that there was a significant change in the criteria used to select the Portfolio’s EG peers compared to the Portfolio’s EG peers selected to the Portfolio’s EG in the evaluation dated January 23, 2007. The peers that Lipper selected for this evaluation are more “global” compared to the primarily domestic peers that Lipper had selected previously. Lipper was not able to provide EU information due to the limited number of comparably global real estate funds.

27	The Portfolio’s EG includes the Portfolio, nine other International Multi-Cap Value funds (“IMLV”) and six International Large-Cap Growth funds (“ILCC”). The Portfolio’s EG includes the Portfolio and all other institutional funds of IMLV and ILCC, excluding outliers.

28	The Portfolio’s EG includes the Portfolio, four other International Large Cap Growth funds (“ILCG”) and seven International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EG includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant.

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and paid commissions during the Portfolios’ recent fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1 year and since inception29 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)30 for the periods ended December 31, 2006.31

Pooling Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
U.S. Value Portfolio
1 year	22.69	18.29	19.80	1/14	9/81
Since Inception	18.03	16.43	18.32	6/14	43/73
U.S. Large Cap Growth Portfolio
1 year	1.36	6.74	7.16	16/17	119/139
Since Inception	11.34	9.23	10.02	4/16	34/126
Global Real Estate Investment Portfolio
1 year	43.77	43.44	N/A	3/6	N/A
Since Inception	34.54	37.34	N/A	4/5	N/A
International Value Portfolio
1 year	36.98	29.56	30.33	1/10	1/27
Since Inception	37.43	30.89	30.16	1/9	1/23

29	It should be noted that the underlying data with regards to Lipper’s inception date performance return calculation only covers the period from the nearest month end after inception date through the period end date. In contrast to Lipper, the Adviser calculates the Portfolios’ performance using data that includes the partial month (May 20, 2005 through November 30, 2006). Note that the since inception gross performance return calculated by Lipper for U.S. Large Cap Growth Portfolio is less than the net performance return calculated by the Adviser on page 24. Normally, gross performance returns are higher than net performance returns.

30	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU. In particular, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios’ EGs and EUs, which may include funds of similar but not the same investment classification/objective.

31	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Pooling Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
International Growth Portfolio
1 year	18.45	23.87	24.80	5/5	14/14
Since Inception	23.51	28.96	28.95	5/5	12/12
Small-Mid Cap Value Portfolio
1 year	15.25	18.57	17.76	14/17	41/53
Since Inception	14.49	19.10	17.62	15/15	40/42
Small-Mid Cap Growth Portfolio
1 year	9.12	9.81	10.17	12/19	63/111
Since Inception	18.23	13.81	14.41	5/18	20/97

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.32

	Periods Ending December 31, 2006 Annualized Performance (%)
	1 Year	Since Inception[33]
U.S. Value Portfolio	22.65	17.88
Russell 1000 Value Index	22.25	18.03

U.S. Large Cap Growth Portfolio	1.32	12.01
Russell 1000 Growth Index	9.07	10.07

Global Real Estate Investment Portfolio	43.64	33.69
FTSE / NAREIT Equity Index	42.36	36.75

International Value Portfolio	36.85	36.23
MSCI EAFE Value Index	30.38	30.30

International Growth Portfolio	18.32	22.39
MSCI EAFE Growth Index	22.33	24.87

Small-Mid Cap Value Portfolio	15.17	14.09
Russell 2500 Value Index	20.18	18.14

Small-Mid Cap Growth Portfolio	9.04	18.04
Russell 2500 Growth Index	12.26	15.60

32	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006.

33	The underlying data, which the Adviser used to calculate since inception performance returns for the Portfolios, covers the period from the Portfolios’ inception date, May 20, 2005, through December 31, 2006. On the other hand, the underlying data, which the Adviser used to calculate performance returns for the Portfolios’ benchmarks, covers the period from the nearest month end after the Portfolios’ inception date, May 31, 2005, through December 31, 2006.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

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The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

AllianceBernstein Family of Funds

NOTES

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0807

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit Related Fees	Tax Fees
AB U.S. Value Portfolio	2006	$27,000	$0	$7,300
	2007	$28,000		$12,350
AB U.S. Large Cap Growth Portfolio	2006	$27,000		$7,300
	2007	$28,000		$13,350
AB Global Real Estate Investment Portfolio	2006	$32,500		$10,500
	2007	$35,000		$18,500
AB International Value Portfolio	2006	$32,500		$7,250
	2007	$34,000		$11,500
AB International Growth Portfolio	2006	$32,500		$7,250
	2007	$34,000		$11,500
AB Short Duration Bond Portfolio	2006	$32,500		$6,300
	2007	$34,000		$11,350
AB Intermediate Duration Bond Portfolio	2006	$32,500		$6,300
	2007	$34,500		$11,350

AB Inflation Protected Securities Portfolio	2006	$32,500	$6,300
	2007	$34,000	$10,850
AB High Yield Portfolio	2006	$32,500	$6,800
	2007	$35,000	$13,850
AB Small Mid-Cap Value Portfolio	2006	$27,000	$7,300
	2007	$28,000	$12,350
AB Small Mid-Cap Growth Portfolio	2006	$27,000	$7,300
	2007	$28,000	$12,350
AB Global Research Growth Portfolio	2006	$20,000	$7,650
	2007	$25,000	$11,650
AB Global Value Portfolio	2006	$20,000	$7,650
	2007	$25,000	$11,650

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2006	$6,419,103	$7,300
			($—)
			($7,300)
	2007	$663,472	$12,350
			($—)
			($12,350)
AB U.S. Large Cap Growth Portfolio	2006	$6,419,103	$7,300
			($—)
			($7,300)
	2007	$664,472	$13,350
			($—)
			($13,350)
AB Global Real Estate Investment Portfolio	2006	$6,422,303	$10,500
			($—)
			($10,500)
	2007	$669,622	$18,500
			($—)
			($18,500)
AB International Value Portfolio	2006	$6,419,053	$7,250
			($—)
			($7,250)
	2007	$662,622	$11,500
			($—)
			($11,500)
AB International Growth Portfolio	2006	$6,419,053	$7,250
			($—)
			($7,250)
	2007	$662,622	$11,500
			($—)
			($11,500)
AB Short Duration Bond Portfolio	2006	$6,418,103	$6,300
			($—)
			($6,300)
	2007	$662,472	$11,350
			($—)
			($11,350)
AB Intermediate Duration Bond Portfolio	2006	$6,418,103	$6,300
			($—)
			($6,300)
	2007	$662,472	$11,350
			($—)
			($11,350)

AB Inflation Protected Securities Portfolio	2006	$6,418,103	$6,300
			($—)
			($6,300)
	2007	$661,972	$10,850
			($—)
			($10,850)
AB High Yield Portfolio	2006	$6,418,603	$6,800
			($—)
			($6,800)
	2007	$664,972	$13,850
			($—)
			($13,850)
AB Small Mid-Cap Value Portfolio	2006	$6,419,103	$7,300
			($—)
			($7,300)
	2007	$663,472	$12,350
			($—)
			($12,350)
AB Small Mid-Cap Growth Portfolio	2006	$6,419,103	$7,300
			($—)
			($7,300)
	2007	$663,472	$12,350
			($—)
			($12,350)
AB Global Research Growth Portfolio	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$662,772	$11,650
			($—)
			($11,650)
AB Global Value Portfolio	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$662,772	$11,650
			($—)
			($11,650)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: October 24, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 24, 2007